As filed with the Securities and Exchange Commission on July 27, 2017

Securities Act File No. 333-218384
Investment Company Act File No. 811-22260

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.
and/or
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 4

RMR Real Estate Income Fund
(Exact name of Registrant as specified in Charter)

Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:(617) 332-9530

Fernando Diaz, President
RMR Real Estate Income Fund
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458
(Name and Address of Agent for Service)

Copies to:
Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036
(212) 735-3000

           Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

           If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

           It is proposed that this filing will become effective (check appropriate box)

  ☐
  When declared effective pursuant to section 8(c)

           If appropriate, check the following box:

  ☐
  This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

  ☐
  This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is                    .

  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Shares of Beneficial Interest(3)

Preferred Shares of Beneficial Interest(3)

Subscription Rights for Common Shares(3)

Subscription Rights for Preferred Shares(3)

Subscription Rights for Common Shares and Preferred Shares(3)

Total	$100,000,000	$11,590

(1)
Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)
$115.90 previously paid.

(3)
There is being registered hereunder an indeterminate principal amount of common or preferred shares or subscription rights to purchase common shares, preferred shares or common and preferred shares as may be sold, from time to time. In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $100,000,000.

           THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion
Preliminary Prospectus dated July 27, 2017

BASE PROSPECTUS dated [    •    ], 2017

$100,000,000

RMR Real Estate Income Fund

Common Shares
Preferred Shares
Subscription Rights to Purchase Common Shares
Subscription Rights to Purchase Preferred Shares
Subscription Rights to Purchase Common and Preferred Shares

            Investment Objective. RMR Real Estate Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to earn and pay to its common shareholders a high level of current income by investing in real estate companies. Capital appreciation is the Fund's secondary objective. The Fund's investment adviser is RMR Advisors LLC. Under normal market conditions, the Fund invests: at least 90% of its managed assets (consisting of the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings) in income producing securities issued by real estate companies, including common shares, preferred shares and debt; at least 75% of its managed assets in securities issued by real estate investment trusts ("REITs"); and no more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. For the purposes of its investment policies, the Fund defines a "real estate company" as an entity that derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate, or has at least 50% of its assets in real estate. The Fund may invest in securities rated in the lower rating categories of the established rating services (securities not rated Baa3, BBB- or BBB- or higher by at least one of Moody's Investors Service, Inc., Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or Fitch Ratings, Inc., respectively), or securities that are unrated and considered non-investment grade quality by the Advisor. Securities which are not investment grade rated, or which are unrated and considered non-investment grade quality by the Advisor, are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are also sometimes referred to as "high yield" securities. There can be no assurance that the Fund's investment objective will be achieved or that the Fund's investment program will be successful.

            As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or borrowings) only if immediately after such issuance the value of the Fund's total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the borrowings outstanding and exceeds 200% of the amount of preferred shares and borrowings outstanding. The Fund currently uses leverage by issuing preferred shares or by borrowing from banks or other financial institutions. As of December 31, 2016, the Fund had issued auction rate preferred shares with an aggregate liquidation preference of $16,675,000, and had $60,000,000 in outstanding borrowings on a revolving credit facility with BNP Paribas Prime Brokerage International Limited. As of December 31, 2016, the amount of leverage represented approximately 28.2% of the Fund's managed assets. The Fund may revise the amount and type of leverage it employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund's Board. The cost of using leverage will be borne by the Fund's common shareholders. Because the fee the Fund pays to the Advisor is calculated on the basis of the Fund's managed assets, the Fund's use of leverage increases the fee paid to the Advisor. There can be no assurance that the Fund's leverage strategies will be successful.

            The Fund is organized as a Maryland statutory trust. On April 18, 2017, the Fund was redomesticated as a Maryland statutory trust from a Delaware statutory trust. The Fund commenced its investment operations in December 2003 as "RMR Real Estate Fund." An investment in the Fund is not appropriate for all investors.

            We may offer, from time to time, in one or more offerings, our common and/or preferred shares, each with a par value $0.001 per share (together, "shares"), and/or our subscription rights to purchase our common and/or preferred shares, which we refer to collectively as the "securities." Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (this "Prospectus" and each supplement thereto, a "Prospectus Supplement"). You should read this Prospectus and the applicable Prospectus Supplements carefully before you invest in our securities.

            Annualized distributions on our common and preferred shares may contain a return of capital. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

            Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or preferred shares issuable upon the exercise of each right and the other terms of such rights offering. We may offer subscription rights for common shares, preferred shares or common and preferred shares. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities.

            The Fund's common shares of beneficial interest (the "common shares") are listed on the NYSE American LLC under the symbol "RIF". On July 26, 2017 the last reported sale price of the common shares was $22.01. The net asset value of the Fund's common shares at the close of business on July 26, 2017 was $26.05 per share.

            Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

            Investing in the Fund's securities involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page 53 of this Prospectus. Certain of these risks are summarized in "Prospectus Summary—Risk Factors and Special Considerations" beginning on page 10.

            Neither the U.S. Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

            This Prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

            This Prospectus, together with an applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, together with an applicable Prospectus Supplement, which contains important information about the Fund, before deciding whether to invest in the securities and retain it for future reference. A Statement of Additional Information, dated [    •    ], 2017 containing additional information about the Fund (the "SAI"), has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You can review the table of contents for the SAI on page 122 of this Prospectus. You may request a free copy of the SAI by calling (617) 332-9530 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102. In addition, you may request copies of the Fund's semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling (617) 332-9530. The Fund's annual and semi-annual reports, when produced, will be available at the Fund's website http://www.rmrfunds.com free of charge. Information contained in, or that can be accessed through, the Fund's website is not part of this Prospectus.

            You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

            The Fund's securities do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

            You should rely only on the information contained or incorporated by reference in this Prospectus and any applicable Prospectus Supplement. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any applicable Prospectus Supplement is accurate only as of the date of this Prospectus or the date of the applicable Prospectus Supplement. The Fund's business, financial condition and prospects may have changed since that date.

ii

 PROSPECTUS SUMMARY

        This is only a summary of certain information contained in this prospectus (the "Prospectus") relating to RMR Real Estate Income Fund (the "Fund"). This summary may not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained in this Prospectus, including the section titled "Risk Factors and Special Considerations" beginning on page 53, the applicable prospectus supplement (a "Prospectus Supplement") and the Statement of Additional Information (the "SAI").

The Fund	RMR Real Estate Income Fund is a diversified, closed-end management investment company organized as a Maryland statutory trust. Throughout this Prospectus, we refer to RMR Real Estate Income Fund as the "Fund" or as "we." See "The Fund."

The Fund's outstanding common shares, par value $0.001 per share, are listed on the NYSE American LLC (the "NYSE American") under the symbol "RIF". On July 26, 2017, the last reported sale price of our common shares was $22.01. The net asset value ("NAV") of the Fund's common shares at the close of business on July 26, 2017 was $26.05 per share. As of December 31, 2016, the Fund had outstanding 7,651,507 common shares.

The Offering

We may offer, from time to time, in one or more offerings, our common and/or preferred shares, $0.001 par value per share, or our subscription rights to purchase our common or preferred shares or both, which we refer to collectively as the "securities." The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). The offering price per common share of the Fund will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts; however, transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share of the Fund. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or preferred shares issuable upon the exercise of each right and the other terms of such rights offering.

While the aggregate number and amount of securities we may issue pursuant to this registration statement is limited to $100,000,000 of securities, our Board of Trustees (the "Board," and each member, a "Trustee") may, without any action by the shareholders, increase or decrease the aggregate number of shares or the number of shares of any class or series that we have authority to issue. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective and Policies

The Fund's primary investment objective is to earn and pay a high level of current income to our common shareholders. Capital appreciation is the Fund's secondary objective. There can be no assurance that the Fund will achieve its investment objective. The Fund is not intended as, and you should not construe it to be, a complete investment program. The Fund's investment objectives are fundamental policies and may not be changed without shareholder approval.

Under normal market conditions, the Fund invests at least 90% of its managed assets (consisting of the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings) ("Managed Assets") in income producing securities issued by real estate companies, including common shares, preferred shares and debt; at least 75% of its Managed Assets in securities issued by real estate investment trusts ("REITs"); and no more than 10% of its Managed Assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. Additionally, the Fund will invest, under normal market conditions, at least 80% of its Managed Assets in securities issued by real estate companies.

For the purposes of its investment policies, the Fund defines a "real estate company" as an entity that derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate, or has at least 50% of its assets in real estate.

REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate, but may also be privately offered and/or not traded on any established market. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e. hotels, shopping malls, residential complexes and office buildings). REITs generally can be divided into the following three types: (i) equity REITs which invest primarily in direct fee ownership or leasehold ownership of real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest mostly in real estate mortgage loans, which may secure construction, development or long-term loans, and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. REITs are subject to numerous organizational and operational requirements, including a requirement that they distribute each year at least 90% of their REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gains. REITs therefore offer attractive current income because they pay out substantially all of their taxable income as dividends. The Fund invests in common and preferred securities issued by REITs.

The Fund concentrates its investments in the securities of companies primarily engaged in the real estate industry.

Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered "ratable." The Fund considers a ratable security to be non-investment grade rated if it is not rated Baa3, BBB– or BBB– or higher by at least one of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings, Inc. ("Fitch"), respectively, or if it is unrated and considered non-investment grade quality by the Advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, the Fund will use the rating chosen by the Advisor as the most representative of the security's credit quality. If a ratable security is not rated by a nationally recognized rating agency, the Advisor determines its comparable rating before the Fund invests in it. The Fund may invest in non-investment grade ratable securities without limit.

Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are also sometimes referred to as "high yield" securities.

Other Strategies.    In anticipation of or in response to adverse market conditions or for cash management purposes, the Fund may temporarily hold all or any portion of its assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities. If the Fund decides to hold some of its assets in cash, the Fund may invest its cash reserves in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when the Fund has such investments, it may not achieve its investment objectives.

Unless otherwise stated herein or in the SAI, the Fund's investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Fund's policy to invest at least 80% of its Managed Assets in securities issued by real estate companies may be changed by the Board without shareholder approval; however, if this policy changes, the Fund will provide shareholders at least 60 days' written notice before implementation of the change in compliance with U.S. Securities and Exchange Commission ("SEC") rules.

For a discussion of risk factors that may affect the Fund's ability to achieve its investment objective, see "Risk Factors and Special Considerations."
Investment Adviser

RMR Advisors LLC (the "Advisor") serves as investment adviser to the Fund. The Advisor is a wholly owned subsidiary of The RMR Group LLC ("RMR LLC"), an alternative asset management company which provides management services to publicly traded REITs and real estate operating companies. RMR LLC is a majority owned subsidiary of The RMR Group Inc. ("RMR Inc."), a public holding company that conducts substantially all of its business through RMR LLC.

Preferred Shares

The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund's common shares. If the Fund's Board determines that it may be advantageous to the holders of the Fund's common shares for the Fund to utilize additional leverage, the Fund may issue series of fixed rate preferred shares. Any preferred shares issued by the Fund will pay distributions at a fixed rate. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See "Risk Factors and Special Considerations—Leverage Risk." The Fund may also determine in the future to issue other forms of senior securities, such as securities representing debt, subject to the limitations of the 1940 Act. The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes a segregated account with cash or other liquid assets or sets aside assets on the accounting records equal to the Fund's obligations in respect of such techniques. See "Investment Objective and Policies—Certain Investment Practices—Strategic Transactions and Other Management Techniques" and "Leverage—Derivatives." The Fund may also borrow money, to the extent permitted by the 1940 Act.

As of December 31, 2016, the Fund had outstanding 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction rate preferred shares (collectively, the "Auction Rate Preferred Shares") with a total liquidation preference of $16,675,000 ($25,000 per share). The Auction Rate Preferred Shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. The Auction Rate Preferred Shares pay distributions at rates set at weekly auctions. The Fund does not intend to publicly issue any additional auction or variable rate preferred shares.

Distributions

Preferred Shares Distributions.    In accordance with the Fund's Governing Documents (as defined below) and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no complete distribution due for a particular dividend period will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. As used herein, "Governing Documents" means the Fund's Agreement and Declaration of Trust and Bylaws, together with any amendments or supplements thereto, including any statement of preferences establishing a series of preferred shares.

The Fund's annualized distributions on its preferred shares may contain a return of capital. Preferred shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

Distributions on preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable when, as and if declared by the Board, out of funds legally available therefor.

The Fund had 667 outstanding Auction Rate Preferred Shares during the fiscal year ended December 31, 2016, each with a liquidation preference of $25,000. For the fiscal year ended December 31, 2016, the Fund made total distributions of $332,939 to the holders of the Auction Rate Preferred Shares, no portion of which constituted a return of capital.

Common Shares Distributions.    It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Board in its discretion in light of such factors as may be considered by the Board, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Governing Documents, the Fund's revolving credit agreement, and other factors. This policy is not fundamental and may be changed by the Board without shareholder approval. Common shareholders are expected to be notified of any such modifications by press release or in the Fund's periodic shareholder reports. The Fund's distributions to its common shareholders may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

The Fund's annualized distributions may contain a return of capital and should not be considered as the dividend yield or the total return of an investment in the Fund. Common shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

As of December 31, 2016, 7,651,507 common shares, $0.001 par value per share, were issued and outstanding, and the Fund made distributions of $1.32 per common share, no portion of which constituted a return of capital.

Returns of Capital.    Because the character of the income which we receive from our REIT investments will generally not be known until after year end, we will generally be unable to precisely know that our regular distributions equal our net investment income or that our annual capital gains distributions equal our net capital gains income. We generally do not intend to make distributions to our common shareholders in excess of our net investment income (i.e., our dividends received less our operating expenses and payments and distributions to lenders and preferred shareholders, if any), although we are permitted to do so, as described above, and may elect to do so if our Board determines it to be in the best interests of our shareholders. A portion of our distributions, however, may be characterized as "return of capital" distributions for U.S. federal income tax purposes if our distributions exceed our "earnings and profits" for U.S. federal income tax purposes. This could occur, for example, if distributions we receive from certain companies in which we intend to invest (e.g., REITs) are characterized as a return of capital for U.S. federal income tax purposes. When we receive a return of capital distribution, such distribution is generally excluded in calculating our earnings and profits. This exclusion can have the effect of causing a portion of our distributions to investors to constitute a return of capital to such investors. A return of capital distribution is generally treated as tax-free to you, up to the amount of your tax basis in the shares, reducing that basis accordingly. To the extent such distributions, in the aggregate, exceed your basis, you will be treated as having gain from the sale or exchange of the shares. When you sell your shares, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares. Additionally, certain mandatory accounting adjustments require us to report dividend income we may receive from REITs characterized by such REITs as capital gain or return of capital as something other than "investment income" in our financial statements, which would result in a portion of our distributions to common shareholders being characterized as a "return of capital" in our financial statements even though the amount of distributions we may have paid to common shareholders do not exceed the amount of the distributions we have received from REITs in which we invest (less our operating expenses and payments and distributions to lenders and preferred shareholders, if any).

Indebtedness

Under applicable state law and our Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation any notes, will rank senior to the preferred shares and the common shares. Interest on borrowings will be payable when due. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

As of December 31, 2016, the Fund had $60,000,000 in outstanding borrowings on a revolving credit facility (the "Facility") with BNP Paribas Prime Brokerage International Limited ("PBL"). If the Fund issues additional common shares pursuant to this Prospectus, the Fund intends to increase the amount of its borrowings on the Facility. See "Summary of Fund Expenses."

Leverage

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or borrowings) only if immediately after such issuance the value of the Fund's total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the borrowings outstanding and exceeds 200% of the amount of preferred shares and borrowings outstanding. The Fund currently uses leverage by issuing preferred shares or by borrowing from banks or other financial institutions. At December 31, 2016, the Fund had issued preferred shares with an aggregate liquidation preference of $16,675,000, and had $60,000,000 in outstanding borrowings on the Facility. As of December 31, 2016, the amount of leverage represented approximately 28.2% of the Fund's Managed Assets.

The Fund may revise the amount and type of leverage it employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund's Board. If the Fund issues additional common shares pursuant to this Prospectus, the Fund intends to increase the amount of its borrowings on the Facility. See "Summary of Fund Expenses."

Use of Proceeds

The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its Investment Objective and Policies. The Advisor anticipates that the investment of the proceeds will be made as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months. See "Use of Proceeds."

Exchange Listing

The Fund's common shares are listed on the NYSE American under the trading or "ticker" symbol "RIF". See "Description of the Securities." The Fund's common shares have historically traded at a discount to the Fund's net asset value. Over the past ten years, the Fund's common shares have traded at a discount to net asset value as high as 45.8% and as low as 4.0%. The Fund's Auction Rate Preferred Shares are not listed on any stock exchange. Any preferred shares issued by this offering may be listed on the NYSE American. Any subscription rights issued by the Fund would likely be listed on the NYSE American.

Risk Factors and Special Considerations

An investment in securities of the Fund involves risk. You should consider carefully the risks discussed below, which are described in more detail under "Risk Factors and Special Considerations" beginning on page 53 of this Prospectus.

Concentration of Investments.    The Fund concentrates its portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of the Fund's investment portfolio and reduce the asset coverage for the Fund's newly issued preferred shares and borrowings. From 2007 through 2009, market conditions caused a dramatic decline in the market value of securities associated with real estate. These market conditions continued for a prolonged period, could reoccur, and could result in the Fund having to redeem some of its preferred shares, or repay some of its borrowings, in order to satisfy applicable asset coverage tests under the 1940 Act, the Fund's Governing Documents, the standards of any credit rating agencies which rate the preferred shares or the terms governing the Fund's borrowings. For example, in 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the Fund's predecessor funds' (the "Old RMR Funds") portfolio investments, particularly their REIT investments. As a result, on several occasions, the Old RMR Funds did not meet the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' governing documents and the 1940 Act. As a result of not meeting these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Future market volatility could lead to the Fund not maintaining the required asset coverage ratios for its preferred shares or borrowings, periods in which the Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of outstanding preferred shares and repayments of the Fund's borrowings.

To the extent the Fund redeems its outstanding preferred shares or repays its borrowings, its use of leverage may decline, which may result in reduced returns for the Fund's common shareholders. Further information regarding risks associated with investments in REITs and other real estate related securities is provided below under the risk factor subheading "REIT and Real Estate Risks." To the extent the Fund invests in securities of those companies, its income would be reduced as a result.

See "Risk Factors and Special Considerations—General Risks—Concentration of Investments."

REIT and Real Estate Risks.    A REIT is a company that primarily owns income producing real estate, real estate mortgages or mortgage related securities. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e. hotels, shopping malls, residential complexes and office buildings). A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its real estate investment trust taxable income for each taxable year. As a result, REITs tend to pay relatively higher distributions than other types of companies. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Because REITs own and operate real estate and because they are unable to retain earnings, REITs are vulnerable to the risks affecting the real estate industry, including the following:

Real Estate Cycle Risks.    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

The value of real estate and securities associated with real estate dramatically declined in connection with the financial crisis and recession of 2007-09. There can be no assurance that the value of real estate and securities associated with real estate will not again dramatically decline giving rise again to the risks discussed above.

Property Type Risks.    Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Fund's portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example:

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REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes: The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies.

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REITs that own hotels and resorts: These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and economic downturns could have a disproportionately negative impact on hospitality REITs.

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REITs that own, manage and operate shopping centers or other retail properties: The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

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REITs that own, manage and operate rental housing such as apartment buildings: Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

• REITs that focus on investing in warehouse and industrial properties: The values of these properties may be adversely affected by changing patterns of global or regional trade.

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REITs that own or operate office buildings: These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

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REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants: The value of these properties will vary with the financial strength or business prospects of their tenants.

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REITs that own, manage and operate other types of specialized real estate, including self-storage facilities, manufactured homes and entertainment related facilities: The values of these properties are affected by changes in consumer preferences and general economic conditions.

Location Risks.    Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs' abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have declined when losses and job cuts impacted that area.

Size Risks.    REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Fund's financial performance. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies generally experience a lower trading volume than is typical for securities of larger companies. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively.

Tax and Regulatory Risks.    REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the "Code"). It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Alternatively, a REIT's attempted compliance with the REIT requirements under the Code could adversely affect such REIT's ability to execute its business plan. REITs could also possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Mortgage REIT Risks.    Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT's ability to execute its business plan.

Other Real Estate Risks.    REITs and real estate companies are subject to risks associated with the ownership of real estate, including possible adverse changes in zoning laws, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected (which may lead to reinvestment of assets at lower prevailing interest rates), the risk of casualty or condemnation losses and terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate companies may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate company could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate company holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by publicly traded REITs generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

REITs are exposed to special risks which affect real estate ownership and operations. For example:
• REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

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Environmental laws may make REITs responsible for cleanup costs at properties owned by the REITs even if the environmental damage was not caused by the REITs. For example, in connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a REIT or real estate company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of the REIT or real estate company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

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Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass through such costs increases to their tenants, these increases may result in reduced income and reduced valuations for affected properties and their REIT owners in which the Fund invests.

Ownership Limitation Risk.    REITs are subject to the restriction that no more than 50% of the value of the REIT's outstanding shares may be owned, beneficially or constructively, by five or fewer individuals at any time during the last half of each taxable year, other than the first year for which the REIT elects to be treated as a REIT. As a result of this restriction, the charters of most REITs contain ownership limitations that prohibit any stockholder from beneficially or constructively owning more than a certain percentage of the value of the outstanding shares of the REIT. There can be no assurance that these ownership limitations will prevent the REIT from violating the five-or-fewer restriction. Further, these ownership limitations may adversely affect our or a stockholder's ability to invest in REITs.

See "Risk Factors and Special Considerations—General Risks—REIT and Real Estate Risks."

Equity Risk.    Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company's financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer's historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

See "Risk Factors and Special Considerations—General Risks—Equity Risk."

Dividend Paying Equity Securities Risk.    Dividends on common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer's board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund's investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Fund's investments in these securities will necessarily reduce the volatility of the Fund's net asset value or provide "protection," compared to other types of equity securities, when markets perform poorly.

See "Risk Factors and Special Considerations—General Risks—Dividend Paying Equity Securities Risk."

Preferred Securities Risk.    There are various risks associated with investing in preferred securities, including those described below. See "Risk Factors and Special Considerations—Preferred Securities Risk."

Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences.

Credit Risk.    Credit risk is the risk that a security in our portfolio will decline in value because the issuer of the security may fail to make dividend, interest or principal payments as a result of a decline in the issuer's financial circumstances or otherwise.

Subordination Risk.    Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Interest Rate Risk.    Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of preferred securities generally will decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and the Federal Reserve's recent increases in the federal funds rate, more of which are expected in the near future.

Call Reinvestment Risk.    Most preferred securities allow the issuer the option to redeem, or call, the security after the passage of a certain time or in other circumstances. During periods of declining interest rates, an issuer may be able to exercise this call option and we may be forced to reinvest in lower yielding securities.

Liquidity Risk.    Preferred securities of many companies are substantially less liquid than many other securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by us or for prices which may be expected based upon historical but infrequent trading.

Limited Voting Rights Risk.    Generally, preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a director or directors to the issuer's board for so long as the arrearages continue.

New Types of Securities.    From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. We may invest in these securities if our Advisor believes that doing so would be consistent with our investment objective and policies. Because the market for these instruments would be new, we may have difficulty disposing of them at a suitable price and time. In addition to this potential for limited liquidity, these instruments may present many of the other risks discussed in this Prospectus, such as high price volatility. If, in the future, we invest materially in any such new types of securities, we will provide information to our existing shareholders with respect to any such new types of securities consistent with our obligations under the 1940 Act.

See "Risk Factors and Special Considerations—General Risks—Preferred Securities Risk."

Interest Rate Risk.    The market value of fixed-income and dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of fixed-income and dividend-paying securities will increase as interest rates fall and decrease as interest rates rise. The magnitude of these fluctuations in the market price of fixed-income and dividend-paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund's investments will not affect interest or dividend income derived from instruments already owned by the Fund, but will be reflected in the Fund's net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and the Federal Reserve's recent increases in the federal funds rate, more of which are expected in the near future. Moreover, because rates on certain floating rate securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate securities. These basic principles also apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

During periods in which the Fund may use leverage, such use of leverage will tend to increase the Fund's interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income and dividend-paying securities held by the Fund and decreasing the Fund's exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

See "Risk Factors and Special Considerations—General Risks—Interest Rate Risk."

Non-Investment Grade Securities Risk.    The Fund may invest in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality—those securities rated below Baa3 by Moody's or below BBB– by S&P or Fitch—are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds" or "high yield" securities.

See "Risk Factors and Special Considerations—General Risks—Non-Investment Grade Securities Risk."

Foreign Securities Risk.    Investing in securities of foreign companies, which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies. Foreign companies generally are not subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.

The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Advisor to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

For more details on certain pronounced risks with foreign investing see "Risk Factors and Special Considerations—General Risks—Foreign Securities Risk."

Leverage Risk.    The use of leverage creates an opportunity for increased common share net investment income distributions, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:
• the likelihood of greater volatility of net asset value, market price and distribution rate of the common shares than a comparable portfolio without leverage;

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the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

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the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

• when the Fund uses financial leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage; and
• leverage may increase operating costs, which may reduce total return.

The net asset value volatility resulting from leverage may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on borrowings, or to redeem preferred shares or repay borrowings, when it may be disadvantageous to do so. The Fund's use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company ("RIC") under the Code.

The Fund currently uses leverage for investment purposes by issuing preferred shares and borrowing money through a credit facility. Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares issued by the Fund. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

In addition, holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become in arrears for two full years would have the right to elect a majority of the Trustees until the arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

See "Risk Factors and Special Considerations—General Risks—Leverage Risk."

Restricted and Illiquid Securities Risk.    The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued income producing securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public income producing securities.

See "Risk Factors and Special Considerations—General Risks—Restricted and Illiquid Securities Risk."

Market Discount Risk.    The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund's net asset value per share or the liquidation value of any Fund preferred shares issued. The Fund cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund's securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

See "Risk Factors and Special Considerations—General Risks—Market Discount Risk."

Credit Quality Ratings.    In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund's portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund's portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. A rating by a rating agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares, and a rating may not fully or accurately reflect all of the securities' credit risks. A rating does not address liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to preferred shares, we may alter our portfolio or redeem the preferred shares under certain circumstances.

See "Risk Factors and Special Considerations—General Risks—Credit Quality Ratings."

Risk Associated with Recent Market Events.    Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund's ability to achieve its investment objective.

See "Risk Factors and Special Considerations—General Risks—Risk Associated with Recent Market Events."

Dilution Risk.    The Fund may issue common shareholders subscription rights to purchase its common shares. Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund's shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder's shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder's shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder's subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

See "Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Dilution Risk."

Special Risks to Holders of Preferred Shares.    Prior to an offering, there will be no public market for fixed rate preferred shares. In the event any series of fixed rate preferred shares are issued, we expect to apply to list such shares on a national securities exchange, such as the New York Stock Exchange (the "NYSE") or the NYSE American. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates, perceived credit quality and other factors.

See "Risk Factors and Special Considerations—Special Risks to Holders of Preferred Shares."

Special Risks of Borrowings to Holders of Preferred Shares.    As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund has borrowings outstanding, which it may increase in the future. The Fund's obligations to make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares are subordinate to the Fund's obligations to make any principal and interest payments due and owing with respect to its outstanding borrowings. Accordingly, the Fund's borrowings would have the effect of creating special risks for the Fund's preferred shareholders that would not be present in a capital structure that did not include such borrowings.

See "Risk Factors and Special Considerations—Special Risks to Holders of Preferred Shares—Special Risks of Borrowings to Holders of Preferred Shares."

Special Risk to Holders of Subscription Rights.    There is a risk that changes in market conditions may result in the underlying common or preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

See "Risk Factors and Special Considerations—Special Risk to Holders of Subscription Rights."
Additional Risks. For additional risks relating to investments in the Fund, please see "Risk Factors and Special Considerations" beginning on page 53 of this Prospectus.
Management and Fees

Under the terms of the investment advisory agreement, the Advisor provides the Fund with an investment program, makes day-to-day investment decisions for the Fund and manages the Fund's business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board. As compensation for its services rendered and the related expenses borne by the Advisor, the Fund pays the Advisor a monthly fee computed at an annual rate of 0.85% of the Fund's average daily Managed Assets (the "Management Fee").

Since the Fund utilizes leverage, the Management Fee paid to the Advisor is higher than if the Fund did not utilize leverage because the fees paid are calculated based on the Fund's Managed Assets, which include the liquidation preference of outstanding preferred shares and the principal amount of outstanding borrowings used for leverage.

Because the Management Fee is based on a percentage of Managed Assets, which includes assets attributable to the Fund's use of leverage, the Advisor may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund's use of leverage. The Board bases its decision, with input from the Advisor, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Advisor's potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund's performance and use of leverage. See "Risk Factors and Special Considerations—General Risks—Decision to Use Leverage Risk."

See "Management of the Fund."
Anti-Takeover Provisions

Certain provisions of the Fund's Governing Documents may be regarded as "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year; an affirmative vote or consent of 75% of the outstanding shares entitled to vote and of the Trustees then in office is required for the conversion of the Fund from a closed-end to an open-end investment company; so long as the number of Trustees shall be five or greater, at least two Trustees are required to be managing trustees, meaning that such Trustees are required to be individuals who have been employees, officers or directors of the Fund's investment adviser or involved in the day-to-day activities of the Fund during the one year prior to their election as Trustee (the "Managing Trustees"); any one person or group of persons may not own more than 9.8% of the Fund's shares; advance notice to the Fund of any shareholder proposal is required; and any shareholder proposing the nomination or election of a person as a Trustee must supply significant amounts of information designed to enable verification of whether such person satisfies the qualifications required of potential nominees to the Board. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a third party. These provisions may have the effect of depriving the Fund's common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions.

See "Anti-Takeover Provisions of the Fund's Governing Documents."

Custodian, Transfer Agent, Auction Agent and Dividend Paying Agent

State Street Bank and Trust Company ("State Street" or the "Custodian"), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund's assets and performs custodial, fund accounting and portfolio accounting services for each Fund pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act.

Wells Fargo Bank, N.A., Shareowner Services, ("Wells Fargo"), P.O. Box 64854, St. Paul, Minnesota 55164-0854, serves as the Fund's transfer agent, as well as dividend paying agent, with respect to the common shares of the Fund.

The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, serves as the Fund's transfer agent, as well as auction agent and dividend paying agent, with respect to the Auction Rate Preferred Shares of the Fund.

Administrator and Subadministration	The Advisor is also the Fund's administrator. Substantially all administrative activities are conducted on the Advisor's behalf by State Street, as subadministrator.
Secondary Market Support Services

Destra Capital Investments LLC ("Destra") provides investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE American specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra a service fee in an annual amount equal to 0.05% of the Fund's average daily Managed Assets. The terms of this agreement were in effect for an initial period of six months beginning December 14, 2012, and continues thereafter for successive one year periods unless the Fund terminates the agreement. This agreement currently remains in effect.

 SUMMARY OF FUND EXPENSES

        The following table shows the Fund's expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	3.75	%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.60	%(1)
Dividend Reinvestment and Cash Purchase Plan Fees	None	(2)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.24	%(3)
Interest Payments on Borrowed Funds	0.89	%(4)
Other Expenses	0.37	%(5)

Total Annual Expenses	2.50%
Dividends on Preferred Shares	0.16	%(6)

Total Annual Expenses and Dividends on Preferred Shares	2.66%

(1)
Estimated maximum amount based on offering of $100,000,000 in common shares. The estimates assume a 3.75% sales load on common shares and $600,000 in common offering expenses. Actual sales loads and offering expenses may be higher or lower than these estimates and will be set forth in the Prospectus Supplement if applicable.

(2)
Shareholders participating in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") do not incur any additional fees. However, each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases or sales of the Fund's shares pursuant to the Plan. See "Dividend Reinvestment and Cash Purchase Plan."

(3)
The Advisor's fee is a monthly fee computed at an annual rate of 0.85% of the average daily Managed Assets. Consequently, since the Fund has preferred shares and borrowings outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.

(4)
Assumes the issuance of $100,000,000 in common shares and borrowings from financial institutions representing 27.26% of Managed Assets at an annual interest expense to the Fund of 2.26%, which is based on the interest rate currently applicable under the Fund's existing credit facility with PBL and an assumption that if the Fund issues an additional $100,000,000 in common shares it will increase the amount of its credit facility with PBL from $60,000,000 to $116,000,000. The actual amount of interest expense borne by the Fund will vary over time in accordance with variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes.

(5)
"Other Expenses" are based on estimated amounts for the current fiscal year assuming completion of the proposed issuance. During the Fund's current fiscal year that ends on December 31, 2017 it incurred a one-time non-recurring expense equal to 0.12% of its net assets attributable to common shares that was fully reimbursed by the Advisor and which is therefore not reflected in "Other Expenses." If this one-time non-recurring reimbursed expense were included, estimated "Other Expenses" would amount to 0.49%, estimated Total Annual Expenses would amount to 2.62% and estimated Total Annual Expense and Dividends on Preferred Shares would amount to 2.78% of net assets attributable to common shares.

(6)
Dividends on preferred shares represent the distributions on the Fund's outstanding Auction Rate Preferred Shares assuming the current annual dividend rate of 2.75%. The actual amount of dividends paid on the Fund's existing Auction Rate Preferred Shares will vary over time in accordance with variations in market interest rates since the dividend rate on the Fund's existing Auction Rate Preferred Shares is reset in weekly auctions.

Expense Example

        The following example illustrates the expenses (including the maximum estimated sales load of $37.50 on common shares, and estimated offering expenses of $6 from the issuance of $100 million in common shares) that you would pay on each $1,000 investment in our common shares, assuming (1) total net annual expenses of 2.66% in years 1 through 10, (2) a 5% annual return and (3) that all dividends and distributions are reinvested at net asset value.

	1 Year	3 Years	5 Years	10 Years
Total Expenses incurred	$70	$123	$178	$327

*
The example should not be considered a representation of future expenses. The example assumes that the estimated "Other expenses" set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

        The purpose of this example is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly.

 FINANCIAL HIGHLIGHTS

        The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into the Statement of Additional Information. The financial information for each of the fiscal years ended December 31, 2016, 2015, 2014, 2013 and 2012 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose unqualified report on such Financial Statements is included in the Fund's annual report to shareholders, filed with the SEC on Form N-CSR on February 21, 2017, for the fiscal year ended December 31, 2016, and which is available without charge by calling the Fund's toll free number: (617) 332-9530.

        Selected data for a common share of beneficial interest outstanding throughout the period.

	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Per Common Share Operating Performance(a)(b)
Net asset value, beginning of year	$23.53	$25.17	$19.76	$20.87	$17.48

Income from Investment Operations
Net investment income(c)	0.69	0.80	0.88	0.78	0.83
Net realized and unrealized appreciation/(depreciation) on investments	2.68	(1.08)	5.88	(0.56)	3.70
Distributions to preferred shareholders (common stock equivalent basis) from net investment income	(0.04)	(0.04)	(0.03)	(0.02)	(0.02)

Net increase (decrease) in net asset value from operations	3.33	(0.32)	6.73	0.20	4.51
Less: Distributions to common shareholders from:
Net investment income	(1.32)	(1.32)	(1.30)	(0.77)	(0.88)
Return of capital	—	—	(0.02)	(0.54)	(0.24)

Net asset value, end of year	$25.54	$23.53	$25.17	$19.76	$20.87

Market price, beginning of year	$19.28	$20.82	$16.91	$18.21	$13.47

Market price, end of year	$20.46	$19.28	$20.82	$16.91	$18.21

Total Return
Total investment return based on:
Market price(d)	13.25%	(0.81)%	31.74%	(0.42)%	44.27%
Net asset value(d)	14.32%	(1.21)%	34.84%	0.72%	26.04%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions(c)	2.76%	3.29%	3.86%	3.58%	4.15%
Total preferred share distributions	0.17%	0.16%	0.14%	0.10%	0.11%
Net investment income, net of preferred share distributions(c)	2.59%	3.13%	3.72%	3.48%	4.04%
Expenses, including interest expense	2.28%	2.06%	2.12%	2.19%	1.95%
Expenses, excluding interest expense	1.75%	1.69%	1.74%	1.79%	1.54%
Portfolio turnover rate	10.48%	17.10%	14.90%	22.77%	48.72%
Net assets attributable to common shares	$195,435,521	$180,055,474	$192,623,260	$151,164,057	$159,717,548
Borrowings on revolving credit facility	$60,000,000	$60,000,000	$60,000,000	$60,000,000	$50,000,000
Asset coverage ratio of borrowings(e)	454%	428%	449%	380%	453%
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000	$16,675,000	$16,675,000	$16,675,000
Asset coverage ratio of preferred shares(f)	1,272%	1,180%	1,255%	1,007%	1,058%
Asset coverage ratio of borrowings and preferred shares(g)	355%	335%	351%	297%	340%

(a)
Based on average shares outstanding.

(b)
The Fund merged with Old RMR Real Estate Income Fund on January 20, 2012. Share and per share information have been adjusted to reflect the effects of the merger.

(c)
A portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.

(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value assumes the purchase of common shares at net asset value on the first day and sale of common shares at net asset value on the last day of the period indicated; distributions are assumed to be reinvested at net asset value on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.

(e)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under the Facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under the Facility.

(f)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.

(g)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under the Facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under the Facility plus the liquidation preference of our outstanding preferred shares.

	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Per Common Share Operating Performance(a)(b)
Net asset value, beginning of year	$17.23	$13.04	$9.20	$31.16	$48.37

Income from Investment Operations
Net investment income(c)(d)	.53	.53	.62	1.86	2.69
Net realized and unrealized appreciation/(depreciation) on investments(d)	.55	4.49	4.02	(20.89)	(13.75)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income(d)	(.02)	(.03)	(.06)	(.54)	(.42)
Net realized gain on investments(d)	—	—	—	(.17)	(.54)

Net increase (decrease) in net asset value from operations	1.06	4.99	4.58	(19.74)	(12.02)
Less: Distributions to common shareholders from:
Net investment income(d)	(.63)	(.50)	(.50)	(1.59)	(2.28)
Net realized gain on investments(d)	—	—	—	(.56)	(2.91)
Return of capital(d)	(.18)	(.30)	(.24)	(.07)	—

Net asset value, end of year	$17.48	$17.23	$13.04	$9.20	$31.16

Market price, beginning of year	$14.22	$10.29	$6.61	$27.00	$42.79

Market price, end of year	$13.47	$14.22	$10.29	$6.61	$27.00

Total Return
Total investment return based on:
Market price(e)	0.13%	47.10%	73.77%	(72.28)%	(26.19)%
Net asset value(e)	6.18%	38.99%	53.88%	(67.47)%	(26.28)% (f)
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions(c)(d)	2.98%	3.44%	6.31%	7.42%	6.16%
Total preferred share distributions	0.14%	0.18%	0.58%	2.83%	2.18%
Net investment income, net of preferred share distributions(c)(d)	2.84%	3.26%	5.73%	4.59%	3.98%
Expenses, excluding interest expense	2.36%	2.18%	—	—	—
Expenses, net of fee waivers	2.78%	2.41%	4.50%	2.55%	1.47%
Expenses, before fee waivers	2.78%	2.41%	4.50%	2.97%	1.82%
Portfolio turnover rate	7.26%	24.85%	52.46%	4.97%	51.01%
Net assets attributable to common shares	$86,993,938	$85,750,962	$64,898,300	$25,641,294	$86,839,333
Borrowings on revolving credit facility	$10,000,000	$10,000,000	—	—	—
Asset coverage ratio of borrowings(g)	1,137%	1,124%	—	—	—
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000	$16,675,000	$10,950,000	$50,000,000
Asset coverage ratio of preferred shares(h)	622%	614%	489%	334%	273%
Asset coverage ratio of borrowings and preferred shares(i)	426%	421%	489%	334%	273%

(a)
Based on average shares outstanding.

(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information has been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations.

(c)
Amounts for periods prior to December 18, 2008 are net of expenses waived by the Advisor.

(d)
A portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.

(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower for the periods prior to December 18, 2008 if the Advisor had not contractually waived a portion of its investment advisory fee.

(f)
During the year ended December 31, 2007, the Advisor reimbursed the Fund $2,070 for trading losses incurred by the Fund due to a trading error. The impact of this reimbursement was less than $0.005 per share and had no impact on total return.

(g)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under the Facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under the Facility.

(h)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.

(i)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under the Facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under the Facility plus the liquidation preference of our outstanding preferred shares.

 USE OF PROCEEDS

        The Advisor expects that it will initially invest the proceeds of the offering in high quality short term securities and instruments. The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

 THE FUND

        The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund is organized as a Maryland statutory trust. On April 18, 2017, the Fund was redomesticated as a Maryland statutory trust from a Delaware statutory trust. The Fund commenced its investment operations in December 2003 as "RMR Real Estate Fund." The common shares of the Fund are listed on the NYSE American under the symbol "RIF". The Fund's principal office is located at Two Newton Place, 255 Washington Street, Newton, Massachusetts 02458, and its telephone number is (617) 332-9530.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objectives

        The Fund's primary investment objective is to earn and pay to its common shareholders a high level of current income by investing in real estate companies. Capital appreciation is the Fund's secondary objective. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund's investment objective will be achieved or that the Fund's investment program will be successful. In addition, the percentage limitations applicable to the Fund's portfolio described in this Prospectus apply only at the time of investment, and the Fund will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Fund's investment objectives are fundamental policies that cannot be changed without shareholder approval.

Investment Policies

        Under normal market conditions, the Fund invests at least 90% of its Managed Assets in income producing securities issued by real estate companies, including common shares, preferred shares and debt; at least 75% of its Managed Assets in securities issued by REITs; and no more than 10% of its Managed Assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. Additionally, the Fund will invest, under normal market conditions, at least 80% of its Managed Assets in securities issued by real estate companies. "Managed Assets" means the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. For purposes of calculating Managed Assets and applying the foregoing 80% policy, derivatives instruments are valued at their market value, or, in cases where market value is not available, at fair value, as determined in accordance with valuation policies and procedures adopted by the Fund's Board of Trustees. See "Net Asset Value" in the SAI.

        For the purposes of its investment policies, the Fund defines a "real estate company" as an entity that derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate, or has at least 50% of its assets in real estate.

        REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate, but may also be privately offered and/or not traded on any established market. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e. hotels, shopping malls, residential complexes and office buildings). REITs generally can be divided into the following three types: (i) equity REITs which invest primarily in direct fee ownership or leasehold ownership of real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest mostly in real estate mortgage loans, which may secure construction, development or long-term loans, and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. REITs are subject to numerous organizational and operational requirements, including a requirement that they distribute each year at least 90% of their REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gains. REITs therefore offer attractive current income because they pay out substantially all of their taxable income as dividends. The Fund invests in common and preferred securities issued by REITs.

        The important factors the Fund will consider in selecting REIT securities for investment include the following:

  •
  The real estate property type, mortgages and mortgage related securities in which the REIT invests and the Advisor's view of the cyclical prospects for that type of asset at the time of the investment;

  •
  The location of the real estate in which the REIT is invested or underlying the mortgages in which the REIT invests and the Advisor's view of the value of properties in that location at the time of the investment; and

  •
  The Advisor's view of the quality of the REIT's management.

        The Advisor is a wholly owned subsidiary of RMR LLC, an alternative asset management company which provides management services to publicly traded REITs and real estate operating companies. RMR LLC is a majority owned subsidiary of RMR Inc., a public holding company that conducts substantially all of its business through RMR LLC. Some of the senior management of RMR LLC will serve as part of the team of our portfolio managers. Our Advisor believes that the experience of these portfolio managers may provide us a competitive advantage in selecting REIT securities for investment. The Fund will not invest in any securities issued by any of the companies managed by RMR LLC or any other company which is affiliated with the Advisor.

        The Fund concentrates its investments in the securities of companies primarily engaged in the real estate industry.

        Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered "ratable." The Fund considers a ratable security to be non-investment grade rated if it is not rated Baa3, BBB– or BBB– or higher by at least one of Moody's, S&P, or Fitch, respectively, or if it is unrated and considered non-investment grade quality by the Advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, the Fund will use the rating chosen by the Advisor as the most representative of the security's credit quality. If a ratable security is not rated by a nationally recognized rating agency, the Advisor determines its comparable rating before the Fund invests in it. The Fund may invest in non-investment grade ratable securities without limit.

        Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are also sometimes referred to as "high yield" securities.

        In anticipation of or in response to adverse market conditions or for cash management purposes, the Fund may temporarily hold all or any portion of its assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities. If the Fund decides to hold some of its assets in cash, the Fund may invest its cash reserves in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when the Fund has such investments, it may not achieve its investment objectives.

        Unless otherwise stated herein or in the SAI, the Fund's investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Fund's policy to invest at least 80% of its Managed Assets in securities issued by real estate companies may be changed by the Board without shareholder approval; however, if this policy changes, the Fund will provide shareholders at least 60 days' written notice before implementation of the change, and will remove "real estate" from its name, in compliance with SEC rules.

Certain Investment Practices

        The Fund's portfolio will be composed principally of the following investments. Additional information with respect to the Fund's investment policies and restrictions and certain of the Fund's portfolio investments is contained in the SAI. There is no guarantee the Fund will buy all of the types of securities or use all of the investment techniques that are described herein.

        REITs.    REITs are subject to certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REIT issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

        Equity Securities.    The Fund invests in equity securities, which may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and exchange-traded funds ("ETFs"). Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Fund will ordinarily have exposure to common stocks, historical trends would indicate that the Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

        Preferred Securities.    There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

        Traditional Preferred Securities.    Traditional preferred securities generally pay fixed or adjustable rate dividends (or a combination thereof—e.g., a fixed rate that moves to an adjustable rate after some period of time) to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable.

        Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received deduction ("DRD"). Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

        Trust Preferred Securities.    Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

        Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. The Fund treats trust preferred securities as preferred securities for purposes of its investment policies.

        Preferred Securities Issued by REITs.    The Fund invests in preferred securities issued by REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to preferred securities, dividends from REIT shares (including preferred securities) generally do not provide any DRD (and generally do not provide significant benefits under the rules relating to qualified dividend income ("QDI")).

        DRD permits corporations to generally deduct 70% of the income they receive from dividends on shares that are paid out of earnings and profits of the issuer. Corporate stockholders of a RIC like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the RIC that qualify for the DRD. However, not all shares pay dividends that are eligible for the DRD, including, in general, securities (including preferred securities) issued by REITs. Under current law, individuals will generally be taxed at long term capital gain rates on QDI. Individual stockholders of a RIC like the Fund generally may be eligible to treat as QDI that portion of their distributions attributable to QDI received and properly reported as such by the RIC. However, not all shares will provide significant benefits under the rules relating to QDI, including, in general, securities (including preferred securities) issued by REITs.

        Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

        A "synthetic" convertible security may be created by the Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the "market value" of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the issuer of the convertible note.

        Warrants.    Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

        Depositary Receipts.    The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.

        Restricted and Illiquid Securities.    The Fund may invest in restricted, illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. "Illiquid securities" are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter ("OTC") markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

        Other Investment Companies.    The Fund may invest in securities of other open- or closed-end investment companies (including ETFs and business development companies), subject to applicable regulatory limits. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks to which the Fund may be subject to the extent it employs a leverage strategy. As described in this Prospectus in the sections entitled "Risk Factors and Special Considerations" and "Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor.

        The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or Nasdaq Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

        The Fund classifies its investments in other investment companies for purposes of its investment policies based upon such other investment companies' stated investment objectives, policies and restrictions.

        Non-U.S. Securities.    These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the common shares are not priced or traded.

        Issuers in Emerging Markets.    Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Fund invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Advisor may not be able to sell the Fund's portfolio securities in amounts and at prices it considers reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

        Corporate Bonds.    Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

        High Yield Securities.    Subject to its investment policies, the Fund may invest without limit in securities rated, at the time of investment, below investment grade quality such as those rated below Baa3, BBB– or BBB– by Moody's, S&P, or Fitch, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Advisor to be of comparable quality. Such securities, sometimes referred to as "high yield" securities or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

        The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

        Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

        The ratings of Moody's, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on the Advisor's credit analysis than would be the case when the Fund invests in rated securities.

        U.S. Government Debt Securities.    The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program, or STRIPS, all of which are backed by the full faith and credit of the United States.

        Strategic Transactions and Other Management Techniques.    The Fund may use a variety of other investment management techniques and instruments. The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in the securities markets and changes in interest rates or to protect the

Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be particularly speculative. The ability of the Fund to use Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Inasmuch as any obligations of the Fund that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Fund and the Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. See "Leverage." The Fund values derivatives for purposes of complying with its 80% policy and calculating Managed Assets as set forth in "Investment Objectives and Policies—Investment Policies." Additionally, segregated or earmarked liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. The SAI contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Fund's other policies and limitations (which are not fundamental policies) relating to Strategic Transactions. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences. See "Risk Factors and Special Considerations—Strategic Transactions and Derivatives Risk."

        Interest Rate Transactions.    The Fund may enter into interest rate swaps and purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date and/or to hedge against increases in the Fund's costs associated with its leverage strategy. The Fund will ordinarily use these transactions as a hedge or for duration and risk management although it is permitted to enter into them to enhance income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

        For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

        The Fund may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian or designate on its books and records an amount of cash or liquid assets having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties' performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Fund or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund's clearing broker. Certain U.S. federal income tax requirements may limit the Fund's ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

        Short-Term Debt Securities; Temporary Defensive Positions; Invest-Up Period.    During temporary defensive periods (e.g., times when, in the Advisor's opinion, temporary imbalances of supply and demand or other temporary dislocations in the market adversely affect the price at which securities are available) and in order to keep cash on hand fully invested, including the period during which the net proceeds of any offering are being invested, the Fund may invest any percentage of its assets in liquid, short-term investments including high quality, short-term securities and securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Fund may invest directly. See "Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities" in the SAI. The Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent.

        Loans of Portfolio Securities.    The Fund may lend portfolio securities to securities broker-dealers or financial institutions deemed to be creditworthy by the Advisor if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

        There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund's rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and it would suffer a loss.

        When-Issued, Delayed Delivery Securities and Forward Commitment Securities.    The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis or on a "delayed delivery" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold or renegotiated prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund.

        There is always a risk that the securities may not be delivered and that the Fund may incur a loss. A default by a counterparty may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Counterparty Credit Standards.    To the extent that the Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisor will seek to minimize the Fund's exposure to counterparty risk by entering into such transactions with counterparties the Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

        Counterparty Arrangements.    In selecting counterparties to transactions in which the Fund will engage, including, but not limited to, borrowings under lines of credit it may have in place, the Advisor has the authority to and will consider a variety of factors in addition to the price associated with such transactions. Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility. If the Advisor determines that the counterparty's transaction costs are reasonable overall, the Fund may incur higher transaction costs than it would have paid had another counterparty been used. The Advisor will periodically re-evaluate its assessment of the selected counterparty. Subject to any applicable regulatory frameworks and the terms of the Fund's governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Fund or the Advisor, and thus such transactions may be subject to a number of potential conflicts of interest.

        Portfolio Turnover Rate.    The Fund's portfolio turnover rate is calculated by dividing the proceeds from its sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of the Fund's investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, the Fund does not intend to engage in trading activities for the purpose of realizing short term gains. Rather, the Fund purchases and sells securities to accomplish its investment objectives and in consideration of its then current view of prevailing or anticipated market and other conditions that it believes may impact the value of those securities. For example, the Fund may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The portfolio turnover rate may vary from year to year and will not be a factor when the Advisor determines that portfolio changes are appropriate. Although there can be no assurance in this matter, the Fund does not expect that its turnover rate under normal market conditions will be greater than 50%. The Fund's portfolio turnover rates for the fiscal years ended December 31, 2016 and 2015 were 10.48% and 17.10%, respectively.

        Investment Restrictions.    The Fund has adopted certain fundamental investments policies designed to limited investment risk and maintain portfolio diversification. See "Investment Restrictions" in the SAI for a complete list of the fundamental policies of the Fund. Fundamental policies may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class subject to class approval rights of preferred shareholders). The Fund is subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its outstanding Auction Rate Preferred Shares; the Fund may become subject to further such guidelines to the extent it issues any additional preferred shares.

        Further information on the investment objective and policies of the Fund is set forth in the SAI.

LEVERAGE

        The Fund utilizes leverage for investment purposes by borrowings in the form of loans from financial institutions, and also through the issuance of preferred shares. As of December 31, 2016, the amount of leverage represented approximately 28.2% of the Fund's Managed Assets. The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets, and to borrow money and issue preferred shares in an amount up to 50% of its Managed Assets. The Fund has no current intention of issuing debt securities or additional preferred shares. We may revise the amount of leverage we employ at any time, and from time to time, without notice to shareholders based on then current market conditions, costs of issuance or servicing leverage or other factors considered relevant by our Board or our Advisor. Any payments of interest and repayments of principal on our borrowings will have priority rights to our income and assets over the distributions payable to common shareholders.

        The use of leverage can create risks. When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Fund's investment portfolio, leverage will decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund's net asset value may cause a reduction in the market price of its shares. During periods in which the Fund is using leverage, the fee paid to the Advisor for advisory services will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the proceeds from leverage. Any leveraging strategy the Fund employs may not be successful. See "Risk Factors and Special Considerations—Leverage Risk."

        Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not currently anticipate that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with its investment objective and policies; and, if the Advisor believes that such restrictions, covenants or guidelines would impede the Fund's ability to meet its investment objective and policies, the Fund will not issue preferred shares or borrow, or the Fund may discontinue the use of leverage.

        Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock and debt (i.e., for every dollar of preferred stock and debt outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

        If the Fund's investment portfolio declines in value, the Fund may need to sell investments to raise sufficient capital to redeem some or all of its preferred shares or to repay debt in order to maintain applicable asset coverage requirements. Any sale of investments to meet asset coverage requirements may result in less proceeds to the Fund than it would have been able to generate if it had maintained its investments for a longer period. Failure to satisfy the applicable asset coverage requirements could result in a prohibition on the Fund's payment of dividends; and a failure to pay dividends could result in the Fund ceasing to qualify as a RIC under the Code, and would have a material adverse effect on the value of your common shares.

Credit Facility

        The Fund currently has entered into a revolving credit facility (the "Facility") with BNP Paribas Prime Brokerage International Ltd. ("PBL"). As of December 31, 2016, the Fund had outstanding borrowings of $60,000,000 under the Facility. During the year ended December 31, 2016, the average outstanding daily balance under the Facility was $60,000,000 at a weighted average borrowing cost of 1.65%. If the Fund issues additional common shares pursuant to this Prospectus, the Fund intends to increase the amount of its borrowings on the Facility or borrow from other financial institutions. See "Summary of Fund Expenses."

        The Facility has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain net asset value requirements, the Facility may convert to a 60-day rolling term that resets daily. Effective March 16, 2016, the Fund is required to pay interest on outstanding borrowings under the Facility at an annual rate of three months LIBOR (one month LIBOR prior to March 16, 2016) plus 95 basis points. In addition, in the event the long term credit rating of BNP Paribas, the parent company of PBL, declines three or more levels below its highest rating by any of Moody's, S&P, or Fitch, on March 16, 2016, PBL shall have the option to terminate the Facility immediately upon notice. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, PBL as security for the loan balance outstanding. As of December 31, 2016, the Fund had pledged portfolio securities with a market value of $131,441,998 as collateral for the Facility. During the year ended December 31, 2016, the Fund had no unused portion of the Facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

        The Facility also permits, subject to certain conditions, PBL to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from PBL on demand. If PBL fails to deliver the recalled security in a timely manner, the Fund will be compensated by PBL for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by PBL, the Fund, upon notice to PBL, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by PBL in connection with the rehypothecation of portfolio securities. As of December 31, 2016, the aggregated value of rehypothecated securities was $49,885,879. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the Facility. During the year ended December 31, 2016, the Fund earned $27,589 in fees from rehypothecated securities.

        In the event the current facility is terminated or no longer is available to us on acceptable terms, there is no guarantee that an alternative facility will be available to us on acceptable terms or at all. Furthermore, it is possible that the amount of leverage available to us under any such credit facility may be limited due to other amounts borrowed by other funds for which the Advisor provides investment management or investment advisory services. As a result, it is possible that we may be restricted from borrowing when we would otherwise like to borrow, even though we have a credit facility in place. The following sets forth certain additional considerations in respect of our borrowings:

        Limitations.    Borrowings by us are subject to certain limitations under the 1940 Act described above, including the amount of asset coverage required. In addition, agreements we enter related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act, including asset coverage and portfolio composition requirements.

        Distribution Preference.    A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See "Risk Factors—Leverage Risks."

        Voting Rights.    In certain circumstances, the 1940 Act grants our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a RIC under the Code, we, subject to our ability to obtain funding by liquidating our assets or otherwise, intend to repay our borrowings.

Preferred Shares

        Auction Rate Preferred Shares.    The Fund currently has issued 667 Auction Rate Preferred Shares in five series with a total liquidation preference of $16,675,000. The Auction Rate Preferred Shares are senior to the Fund's common shares and rank on parity with each other class or series of Auction Rate Preferred Shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the Auction Rate Preferred Shares as required by any applicable rating agency rating the Fund's

Auction Rate Preferred Shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the Auction Rate Preferred Shares will be subject to mandatory and/or optional redemption in accordance with the terms of such Auction Rate Preferred Shares contained in the Fund's Bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the Auction Rate Preferred Shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the Auction Rate Preferred Shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the Auction Rate Preferred Shares at a rate set at auctions held for each series of Auction Rate Preferred Shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of July 14, 2017.

Series	Rate	Date of Auction
Series M	2.75%	7/10/2017
Series T	2.75%	7/11/2017
Series W	2.75%	7/12/2017
Series Th	2.75%	7/13/2017
Series F	2.75%	7/14/2017

        To date, no auctions for the Fund's Auction Rate Preferred Shares have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its Auction Rate Preferred Shares, has from time to time acquired for its own account a portion of the Fund's Auction Rate Preferred Shares in the auctions, which at times have constituted a substantial portion of the Fund's Auction Rate Preferred Shares and it may from time to time continue to purchase the Fund's Auction Rate Preferred Shares in the auctions for its own account, including possibly acquiring all or substantially all of such Auction Rate Preferred Shares. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of May 31, 2017, it owned, in the aggregate, 547 shares of the Fund's issued and outstanding Auction Rate Preferred Shares, or 82.0% of the Fund's issued and outstanding Auction Rate Preferred Shares. If RBC Capital Markets, LLC had not been a purchaser of Auction Rate Preferred Shares in the Fund's auctions, some auctions likely would have failed and holders of the Auction Rate Preferred Shares would not have been able to sell their Auction Rate Preferred Shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Auction Rate Preferred Shares in any future auction of the Fund's Auction Rate Preferred Shares in which demand is insufficient for holders of the Auction Rate Preferred Shares to sell all offered Auction Rate Preferred Shares, or that the Fund will not have any auction for its Auction Rate Preferred Shares fail. If an auction of the Auction Rate Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Auction Rate Preferred Shares may not be able to sell their Auction Rate Preferred Shares in that auction. If auctions for the Auction Rate Preferred Shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding Auction Rate Preferred Shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

        The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the Auction Rate Preferred Shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding Auction Rate Preferred Shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase Auction Rate Preferred Shares, or in other permissible purchase transactions, and also may from time to time call or redeem Auction Rate Preferred Shares in accordance with their terms.

        As of the date of this Prospectus, the Auction Rate Preferred Shares are rated A3 by Moody's.

        Additional Preferred Shares.    The Fund is permitted to leverage its portfolio by issuing additional preferred shares, though we have no current intent of doing so, subject to restrictions under the 1940 Act. Under the 1940 Act, the Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Fund's outstanding preferred shares and the principal amount of any borrowings outstanding exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Fund's assets must be at least 200% of the liquidation value of its outstanding preferred shares and the principal amount of any borrowings outstanding). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's assets less liabilities other than borrowings is at least 200% of such liquidation value and principal amount. Each series of additional preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund's obligations with respect to any outstanding senior securities representing debt.

        If the Fund issues additional preferred shares pursuant to this Prospectus, such preferred shares will be fixed rate preferred shares. Fixed rate preferred shares are expected to be listed on the NYSE American and pay dividends at a fixed rate when, as and if declared by the Board, out of funds legally available therefor.

        The Fund will not issue any variable rate preferred shares pursuant to this Prospectus. However, if the Fund did issue variable rate preferred shares, the Fund expects that such variable rate preferred shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for variable rate preferred share dividends could be as short as one day or as long as a year or more. Variable rate preferred shares, if issued, could include a liquidity feature that allows holders of variable rate preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature could require the Fund to redeem these variable rate preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

        If additional preferred shares are issued, the Fund may, to the extent possible, purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares and borrowings of at least 200%. In addition, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the additional preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a RIC under the Code.

        Any additional preferred shares the Fund issues are also expected to be redeemable at the Fund's option either at any time, or at any time after an initial non-call period. Additional preferred shares may be rated, but they are not required to be and no particular rating is required as a predicate to issuance.

        General.    Because the Fund has preferred shares outstanding, two of the members of the Board are elected by the holders of preferred shares voting separately as a class. The remaining members of the Board are elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund fails to pay dividends on preferred shares for two years, holders of preferred shares are entitled to elect a majority of the members of the Board. The 1940 Act requires that in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares (as defined in the 1940 Act), voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded.

Derivatives

        The Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus or the SAI and are also referred to as "Strategic Transactions." The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

        To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund's current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund's obligations under such transactions the Fund may "cover" its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund's obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Fund's limitations on borrowings discussed above, but may create leverage for the Fund. To the extent that the Fund's obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered "senior securities representing indebtedness" under the 1940 Act and therefore subject to the 300% asset coverage requirement.

        These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings

        The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Impact of Leverage

        Assuming that leverage will (1) be equal in amount to approximately 31.18% of the Fund's Managed Assets after such borrowings, and (2) charge interest or involve payments at a rate set by an interest rate transaction at an annual average rate of 2.32%, then the income generated by the Fund's portfolio (net of estimated expenses) must exceed approximately 0.8% of the Fund's Managed Assets in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

        The following table is furnished in response to the requirements of the SEC. It is designed to illustrate the effect of leverage on your common share annual total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in our portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table assumes leverage in an aggregate amount equal to approximately 31% of the Fund's Managed Assets and a cost of leverage equal to 2.32% per year.

Assumed portfolio total return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common share total return	(17)%	(10)%	(3)%	5%	12%

        Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or distributions on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

        During the time in which the Fund uses leverage, the amount of the fees paid to the Advisor will be higher than if the Fund did not use leverage because these fees will be calculated based on the Fund's Managed Assets.

RISK FACTORS AND SPECIAL CONSIDERATIONS

        Investors should consider the following risk factors, designated below as "Principal" or "Non-Principal," and special considerations associated with investing in the Fund.

General Risks

        Concentration of Investments (Principal).    The Fund concentrates its portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of the Fund's investment portfolio and reduce the asset coverage for the Fund's preferred shares and borrowings. From 2007 through 2009, market conditions caused a dramatic decline in the market value of securities associated with real estate. These market conditions continued for a prolonged period, could reoccur, and could result in the Fund having to redeem some of its preferred shares, or repay some of its borrowings, in order to satisfy applicable asset coverage tests under the 1940 Act, the Fund's Governing Documents, the standards of any credit rating agencies which rate the preferred shares or the terms governing the Fund's borrowings. For example, in 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the Fund's predecessor funds' portfolio investments, particularly their REIT investments. As a result, on several occasions, the Old RMR Funds did not meet the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' governing documents and the 1940 Act. As a result of not meeting these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Future market volatility could lead to the Fund not maintaining required asset coverage ratios for its preferred shares or borrowings, periods in which the Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of outstanding preferred shares and repayments of the Fund's borrowings.

        To the extent the Fund redeems its outstanding preferred shares or repays its borrowings, its use of leverage may decline, which may result in reduced returns for the Fund's common shareholders. Further information regarding risks associated with investments in REITs and other real estate related securities is provided below under the risk factor subheading "REIT and Real Estate Investments Risks." To the extent the Fund invests in securities of those companies, its income would be reduced as a result.

        REITs and Real Estate Investments Risk (Principal).    The Fund invests in REITs. A REIT is a company that primarily owns income producing real estate, real estate mortgages or mortgage related securities. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its real estate investment trust taxable income for each taxable year. As a result, REITs tend to pay relatively higher distributions than other types of companies. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e. hotels, shopping malls, residential complexes and office buildings). REITs generally can be divided into the following three types: (i) equity REITs which invest primarily in direct fee ownership or leasehold ownership of real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest mostly in real estate mortgage loans, which may secure construction, development or long-term loans, and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

        Because REITs own and operate real estate and because they are unable to retain earnings, REITs are vulnerable to the risks affecting the real estate industry, including the following:

        Real Estate Cycle Risks.    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

        The value of real estate and securities associated with real estate dramatically declined in connection with the financial crisis and recession of 2007-09. The decline in the values of real estate and real estate-related securities stemmed from a disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit markets, and had severe consequences for the real estate and credit markets and, to a large degree, the economy in general. These factors created a highly volatile and uncertain business environment for investment companies, such as the Fund, and the REITs in which it invests, that focus their investments in real estate and real estate-related securities and significantly increased the risk of making investments in investment companies such as the Fund. These risks included, but were not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general. There can be no assurance that this recovery will be sustained or that the value of real estate and securities associated with real estate will not again dramatically decline giving rise again to the risks discussed above.

        These risks could also adversely affect the broader economy, which in turn could adversely affect the real estate markets. Any such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market, thereby reducing the Fund's investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

        Property Type Risks.    Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Fund's portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example:

  •
  REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes: The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates. Additional risks with respect to these types of properties are described under the sub-heading "Patient Protection and Affordable Care Act."

  •
  REITs that own hotels and resorts: These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and economic downturns could have a disproportionately negative impact on hospitality REITs.

  •
  REITs that own, manage and operate shopping centers or other retail properties: The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

  •
  REITs that own, manage and operate rental housing such as apartment buildings: Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

  •
  REITs that focus on investing in warehouse and industrial properties: The values of these properties may be adversely affected by changing patterns of global or regional trade.

  •
  REITs that own or operate office buildings: These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

  •
  REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants: The value of these properties will vary with the financial strength or business prospects of their tenants.

  •
  REITs that own, manage and operate other types of specialized real estate, including self-storage facilities, manufactured homes and entertainment related facilities: The values of these properties are affected by changes in consumer preferences and general economic conditions.

        Risks Associated with the Implementation or Repeal of the Patient Protection and Affordable Care Act.    In March 2010, the Patient Protection and Affordable Care Act ("ACA") was enacted. The ACA contains a number of provisions that could affect the Fund and its investments over the next several years. The impact on the healthcare industry, including REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes, of the ACA is extensive and includes, among other things, having the U.S. federal government assume a larger role in the healthcare system, expanding healthcare coverage of U.S. citizens, mandating basic healthcare benefits and changing the way healthcare is financed by both private and governmental insurers. Additional provisions include establishing health insurance exchanges to facilitate the purchase of qualified health plans, expanding Medicaid eligibility, subsidizing insurance premiums and creating requirements and incentives for businesses to provide healthcare benefits, as well as change healthcare fraud and abuse laws and expand the scope of the Federal False Claims Act. The ACA contains numerous other measures that could also affect the Fund. For example, payment modifiers are to be developed that will differentiate payments to physicians under federal healthcare programs based on quality of care. In addition, other provisions authorize voluntary demonstration projects relating to the bundling of payments for episodes of hospital care and the sharing of cost savings achieved under the Medicare program. In October 2011, the Centers for Medicare and Medicaid Services issued a final rule under the ACA that is intended to allow physicians, hospitals and other health care providers to coordinate care for Medicare beneficiaries through Accountable Care Organizations ("ACOs"). ACOs are entities consisting of healthcare providers and suppliers organized to deliver services to Medicare beneficiaries and eligible to receive a share of any cost savings the entity can achieve by delivering services to those beneficiaries at a cost below a set baseline and with sufficient quality of care.

        Many of the ACA's most significant reforms, such as the establishment of state-based and federally facilitated insurance exchanges that provide a marketplace for eligible individuals and small employers to purchase health care insurance, became effective only recently. On October 1, 2013, individuals began enrolling in health care insurance plans offered under these state-based and federally-facilitated insurance exchanges, notwithstanding significant technical issues in accessing and enrolling in the federal online exchange. Such issues may have delayed or reduced the purchase of health care insurance by uninsured persons. In order to be covered on the effective date of January 1, 2014 individuals were required to enroll and pay their first premium by December 24, 2013, however, extensions were granted on a case by case basis depending on specific circumstances. Uninsured persons who do not enroll in health care insurance plans will be required to pay a penalty to the Internal Revenue Service (the "IRS"), unless a hardship exception applied. The patient responsibility costs related to health care plans obtained through the insurance exchanges may be high, and healthcare companies may experience increased bad debt due to patients' inability to pay for certain services.

        The ACA also allows states to expand their Medicaid programs through an increase in the Medicaid eligibility income limit from a state's current eligibility levels to 133% of the federal poverty level. It remains unclear to what extent states will expand their Medicaid programs by raising the income limit to 133% of the federal poverty level. As a result of these and other uncertainties, it is impossible to predict whether there will be more uninsured patients than anticipated when the ACA was enacted.

        The current presidential administration and the majorities of both houses of the U.S. Congress have expressed interest in modifying, repealing, or otherwise invalidating all, or certain provisions of, the ACA. In January 2017, the House and Senate passed a budget resolution that authorizes congressional committees to draft legislation to repeal all or portions of the ACA and permits such legislation to pass with a majority vote in the Senate. Additionally, President Trump, in January 2017, issued an executive order in which he stated that it is his administration's policy to seek the prompt repeal of the ACA and directed executive departments and federal agencies to waive, defer, grant exemptions from, or delay the implementation of the provisions of the ACA to the maximum extent permitted by law. In March 2017, the House considered legislation to repeal and replace certain aspects of the ACA. However, that bill was withdrawn before the House vote when it became clear that there were not enough votes to pass it. In May 2017, the House considered and successfully passed new legislation, the American Health Care Act (the "AHCA") to repeal and replace certain aspects of the ACA. The U.S. Senate must now pass the AHCA in order for it to be signed into law by President Trump. As such, there is still uncertainty with respect to whether the AHCA will pass the Senate, what changes might be made in the course of Senate debate and consideration, and the ultimate form any final legislation might take. Therefore, the impact the current presidential administration and the U.S. Congress may have, if any, on the ACA, and any changes will likely take time to unfold and could have an impact on coverage and reimbursement for healthcare items and services covered by plans that were authorized by the ACA.

        It is impossible to predict the ultimate content, timing or effect of any healthcare reform legislation or the impact of potential legislation on the healthcare industry, which may in turn materially impact the returns available to those who invest in or provide financing to the healthcare industry, such as REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes.

        Location Risks.    Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs' abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have declined when losses and job cuts impacted that area.

        Size Risks.    REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Fund's financial performance, especially if the Fund purchases or sells large amounts of an individual security within a short time.

        The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund's net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

        Credit Risk.    REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively.

        Tax and Regulatory Risks.    REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Alternatively, a REIT's attempted compliance with the REIT requirements under the Code could adversely affect such REIT's ability to execute its business plan. REITs could also possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

        Climate Change Risk.    Climate change and regulations intended to control its impact, may affect the value of the Fund's investments. The Fund's current evaluation is that the near term effects of climate change and climate change regulation on the Fund's investments are not material, but the Fund cannot predict the long term impacts on the Fund or its investments from climate change or related regulations. The ongoing political focus on climate change has resulted in various treaties, laws and regulations which are intended to limit carbon emissions. The Fund believes these laws being enacted or proposed may cause energy costs at properties owned by the REITs or other real estate companies in which the Fund invests to increase. The Fund does not expect the direct impact of such increases to be material to the value of its investments, because the increased costs either would be the responsibility of tenants or operators of properties owned by the REITs or other real estate companies in which the Fund invests, or, in the longer term, passed through and paid by the customers of such properties. Although the Fund does not believe it is likely in the foreseeable future, laws enacted to mitigate climate change may make some buildings of property owners obsolete or cause such owners to make material investments in their properties, which could materially and adversely affect the value of the Fund's investments in REITs or other real estate companies owning such properties. Climate change may also have indirect effects on property owners by increasing the cost of (or making unavailable) property insurance. Moreover, compliance with new laws or regulations related to climate change, including compliance with "green" building codes, may require property owners to make improvements to existing properties or increase taxes and fees assessed on their properties. There can be no assurance that climate change will not have a material adverse effect on the properties, operations or business of the Fund's investments in REITs and other real estate companies.

        The Fund cannot predict with certainty whether global warming or cooling is occurring and, if so, at what rate. However, the physical effects of climate change could have a material adverse effect on the properties, operations and business of the Fund's investments in REITs and other real estate companies in certain geographical locations. To the extent climate change causes changes in weather patterns, properties in these markets could experience increases in storm intensity, flooding and rising sea-levels. Over time, these conditions could result in declining demand for the buildings owned by certain REITs and other real estate companies in which the Fund invests, or the inability of such REITs or other real estate companies to operate such buildings at all.

        Mortgage REIT Risks.    Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT's ability to execute its business plan.

        Other Real Estate Risks.    REITs and real estate companies are subject to risks associated with the ownership of real estate, including possible adverse changes in zoning laws, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected (which may lead to reinvestment of assets at lower prevailing interest rates), the risk of casualty or condemnation losses and terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate companies may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate company could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate company holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by publicly traded REITs generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

        REITs are exposed to special risks which affect real estate ownership and operations. For example:

  •
  REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

  •
  Environmental laws may make REITs responsible for cleanup costs at properties owned by the REITs even if the environmental damage was not caused by the REITs. For example, in connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a REIT or real estate company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of the REIT or real estate company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

  •
  Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass through such costs increases to their tenants, these increases may result in reduced income and reduced valuations for affected properties and their REIT owners in which the Fund invests.

        Ownership Limitation Risk.    REITs are subject to the restriction that no more than 50% of the value of the REIT's outstanding shares may be owned, beneficially or constructively, by five or fewer individuals at any time during the last half of each taxable year, other than the first year for which the REIT elects to be treated as a REIT. As a result of this restriction, the charters of most REITs contain ownership limitations that prohibit any stockholder from beneficially or constructively owning more than a certain percentage of the value of the outstanding shares of the REIT. There can be no assurance that these ownership limitations will prevent the REIT from violating the five-or-fewer restriction. Further, these ownership limitations may adversely affect our or a stockholder's ability to invest in REITs.

        Equity Risk (Principal).    Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company's financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer's historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

        Investments in ADRs, EDRs, GDRs and other similar global instruments are generally subject to risks associated with equity securities and investments in Non-U.S. Securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

        Dividend Paying Equity Securities Risk (Principal).    Dividends on common equity securities which the Fund holds are not fixed but are declared at the discretion of an issuer's board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund's investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

        The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Fund's investments in these securities will necessarily reduce the volatility of the Fund's NAV or provide "protection," compared to other types of equity securities, when markets perform poorly.

        Preferred Securities Risk (Principal).    There are special risks associated with investing in preferred securities, including:

        Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

        Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt instruments.

        Limited Voting Rights.    Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

        Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

        Trust Preferred Securities.    Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

        Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

        Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS®"); monthly income preferred securities ("MIPS®"); quarterly income bond securities ("QUIBS®"); quarterly income debt securities ("QUIDS®"); quarterly income preferred securities ("QUIPSSM"); corporate trust securities ("CORTS®"); public income notes ("PINES®"); and other trust preferred securities.

        Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

        Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

        New Types of Securities.    From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

        Interest Rate Risk (Principal).    The market value of fixed-income and dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of fixed-income and dividend-paying securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The magnitude of these fluctuations in the market price of fixed-income and dividend-paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund's investments will not affect interest or dividend income derived from instruments already owned by the Fund, but will be reflected in the Fund's net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and the Federal Reserve's recent increases in the federal funds rate, more of which are expected in the near future. Moreover, because rates on certain floating rate securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate securities. These basic principles also apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

        During periods in which the Fund may use leverage, such use of leverage will tend to increase the Fund's interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income and dividend-paying securities held by the Fund and decreasing the Fund's exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

        The Fund may invest in variable and floating rate instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Fund's common shares.

        Convertible Securities Risk (Non-Principal).    Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

        The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

        Fixed Income Securities Risks (Non-Principal).    Fixed income securities in which the Fund may invest are generally subject to interest rate risk, described above under "—Interest Rate Risk," and to the following additional risks:

        Issuer Risk.    The value of dividend-paying or fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

        Credit Risk.    Credit risk is the risk that one or more dividend-paying or fixed income securities in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See "—Non-Investment Grade Securities Risk." In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

        Prepayment Risk.    During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For dividend-paying or fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

        Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio's current earnings rate.

        Duration and Maturity Risk.    The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Advisor may seek to adjust the duration or maturity of the Fund's fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long term interest rates to short term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund's shares and that actual price movements in the Fund's portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security's yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Advisor's assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

        Corporate Bonds Risk (Non-Principal).    The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under "—Fixed Income Securities Risks—Credit Risk," "—Interest Rate Risk," "—Fixed Income Securities Risks—Prepayment Risk," "—Inflation Risk" and "—Deflation Risk." There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under "—Non-Investment Grade Securities Risk."

        Non-Investment Grade Securities Risk (Principal).    The Fund may invest in below investment-grade debt securities, also known as high-yield fixed income securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated below Baa3 by Moody's or below BBB–by S&P or Fitch (or unrated securities of comparable quality) are referred to in the financial press as "junk bonds" and generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

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  greater volatility;

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  potentially greater sensitivity to general economic or industry conditions;

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  potential lack of attractive resale opportunities (illiquidity); and

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  additional expenses to seek recovery from issuers who default.

        In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

        Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

        As a part of its investments in non-investment grade fixed-income securities, the Fund may invest in the securities of issuers in default. The Fund invests in securities of issuers in default only when the Advisor believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers' securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

        Distressed and Defaulted Securities (Non-Principal).    The Fund may invest in securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

        Unrated Securities Risk (Principal).    Because the Fund may purchase securities that are not rated by any rating organization, the Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objective will be more dependent on the Advisor's credit analysis than would be the case when the Fund invests in rated securities.

        Foreign Securities Risk (Non-Principal).    Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to QDI. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

        There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

        The Fund also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

        The following provides more detail on certain pronounced risks with foreign investing:

  •
  Foreign Currency Risk.  The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Advisor to acquire such securities at advantageous prices and may also adversely affect the performance of such assets. Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund's investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency-denominated investments.

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  Tax Consequences of Foreign Investing.  The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

  •
  EMU and Redenomination Risk.  Any partial or complete dissolution of the European Monetary Union (the "EMU") could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. Such effects could include the redenomination of the Fund's investments from the Euro into a different or newly adopted currency. Redenomination could cause the Fund's investments to decline significantly and unpredictably while also exposing the Fund's investments to increased foreign currency risk, liquidity risk and valuation risk. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

        Emerging Markets Risk.    The considerations noted above in "—Foreign Securities Risk" are generally intensified for investments in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

        Brexit Risk.    On March 29, 2017, the United Kingdom (the "UK") notified the European Council, in accordance with Article 50(2) of the Treaty on European Union ("Article 50"), of the UK's intention to withdraw from the European Union (the "EU"). In issuing the notice, the UK has begun the two year process set out in Article 50 for the UK and the EU to negotiate the terms of the UK's withdrawal from the EU, taking into account the framework for the UK's future relationship with the EU. In accordance with Article 50, the UK will cease to be a member of the EU from March 30, 2019, absent any agreement between the UK and the EU which results in a change to this date. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Fund. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by these events has resulted in immediate and longer term risks that would not have been applicable had the UK not sought to withdraw from the EU ("BREXIT Risks").

        BREXIT Risks include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, disruption to regulatory regimes related to the operations of the Advisor, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.

        In view of these risks and their application to the Advisor, prospective investors should take into account the significance of the BREXIT Risks, including the wide ranging and serious nature of these risks, and retain advice as needed, for purposes of evaluating an investment in the Fund. There can be no assurance that the BREXIT Risks will not alter, and alter significantly, the attractiveness of an investment in the Fund by, among other things, giving risk to impediments to the intended implementation of the business strategy of the Fund that would have material effects on performance, including the potential for capital losses, delays, legal and regulatory risk and general uncertainty.

        Leverage Risk (Principal).    The use of leverage creates an opportunity for increased common share net investment income distributions, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

        Leverage involves risks and special considerations for common shareholders, including:

  •
  the likelihood of greater volatility of net asset value, market price and distribution rate of the common shares than a comparable portfolio without leverage;

  •
  the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

  •
  the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

  •
  when the Fund uses financial leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage; and

  •
  leverage may increase operating costs, which may reduce total return.

        Any decline in the net asset value of the Fund's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund's portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced any of its outstanding leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

        The net asset value volatility resulting from leverage may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on borrowings, or to redeem preferred shares or repay borrowings, when it may be disadvantageous to do so. The Fund's use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code.

        The Fund currently uses leverage for investment purposes by issuing preferred shares and borrowing money through a credit facility. Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares issued by the Fund. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not currently anticipate that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with its investment objective and policies; and, if the Advisor believes that such restrictions, covenants or guidelines would impede the Fund's ability to meet its investment objective and policies, the Fund will not issue fund preferred shares or borrow, or the Fund may discontinue the use of leverage.

        In addition, holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become in arrears for two full years would have the right to elect a majority of the Trustees until the arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

        The Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Fund's common shares and the returns to the holders of common shares.

        Decision to Use Leverage Risk (Principal).    Because the Management Fee is based on a percentage of Managed Assets, which includes assets attributable to the Fund's use of leverage, the Advisor may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund's use of leverage. This is because when the Fund uses financial leverage the Fund pays (and the holders of common shares bear) all costs and expenses relating to the issuance/use and ongoing maintenance of securities or financial instruments for leverage, including any additional advisory fees on the incremental assets attributable to such leverage. Therefore, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

        The Board bases its decision, with input from the Advisor, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Advisor's potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund's performance and use of leverage.

        Restricted and Illiquid Securities Risk (Principal).    The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued income producing securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public income producing securities.

        Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the

Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

        Market Discount Risk (Principal).    The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund's net asset value per share or the liquidation value of any Fund preferred shares issued. Since the market price of any additional securities the Fund may issue will be affected by such factors as the Fund's dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of such securities in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price or at, below or above their liquidation value, as applicable. For example, common shares of closed-end funds often trade at a discount to their net asset values and the Fund's common shares may trade at such a discount. This risk may be greater for investors expecting to sell their securities of the Fund soon after the completion of a public offering for such securities. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund's securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

        Credit Quality Ratings (Principal).    In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund's portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund's portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.

        These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares, and a rating may not fully or accurately reflect all of the securities' credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares, we may alter our portfolio or redeem all or a portion of the preferred shares or notes that are then redeemable under certain circumstances.

        Risk Associated with Recent Market Events (Principal).    Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage.

        Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund's ability to achieve its investment objective.

        Market Disruption and Geopolitical Risk (Principal).    The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, the ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EU (such as the UK) or the EMU, among others, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

        The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund's portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

        Regulation and Government Intervention Risk (Principal).    The instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

        The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see "Additional Investment Policies—Strategic Transactions and Other Management Techniques—Dodd-Frank Act Risk" in the SAI), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Advisor and the Fund. The Advisor may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Advisor and the Fund may be affected by governmental action in ways that are unforeseeable.

        Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund's expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund's use of various portfolio management strategies or techniques and adversely impact the Fund.

        In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

        Change in Presidential Administration.    The recent change in U.S. presidential administration could significantly impact the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and the Financial Stability Oversight Council, and proposals to separate banks' commercial and investment banking activities. Other potential changes that could be pursued by the new presidential administration could include the United States' withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

        Legal, Tax and Regulatory Risks (Principal).    Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

        To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its "investment company taxable income" (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

        Tax Reform Risk (Principal).    Legislative or other actions relating to taxes could have a negative effect on the Fund. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. According to publicly released statements, a top legislative priority of the new Congress and presidential administration may be to enact significant reform of the Code, including significant changes to taxation of business entities and the deductibility of interest expense and capital investment. There is a substantial lack of clarity around the likelihood, timing and details of any such tax reform and the impact of any potential tax reform on the Fund, its portfolio investments or an investment in the Fund's securities. We cannot predict how any changes in the tax laws might affect the Fund, investors or the Fund's portfolio investments. New legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could significantly and negatively affect the Fund's ability to qualify as a RIC or the U.S. federal income tax consequences to the Fund and its investors of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Fund's securities.

        1940 Act Regulations (Non-Principal).    The Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

        Legislation Risk (Non-Principal).    At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund's ability to achieve its investment objective.

        Fund Distributions (Principal).    The Fund's Board will periodically evaluate its common share distribution policy and may, in the future, change its common share distribution policy. Distributions on common shares are payable to the extent, at the rate and in the form declared by the Fund's Board and will be determined based on market conditions and other factors the Fund's Board deems relevant. There can be no assurance that the Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that the Fund will make regular quarterly distributions, or that any annual capital gains distributions will be paid.

        Payment Restrictions (Principal).    The Fund's ability to declare and pay distributions on the Fund's preferred shares and common shares is restricted by the Fund's governing documents, credit agreements and the 1940 Act unless, generally, the Fund continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "Risk Factors and Special Considerations—Fund Distributions," "Additional Information About Preferred Shares of the Fund—Distribution Restrictions" and "Additional Information About Common Shares of the Fund." The restrictions on the Fund's distributions might prevent the Fund from maintaining its qualification as a RIC for United States federal income tax purposes. Although the Fund intends to redeem preferred shares and repay the Fund's borrowings if necessary to meet asset coverage requirements, as discussed above in "Risk Factors and Special Considerations—Fund Distributions," there can be no assurance that such redemptions or repayments will allow the Fund to maintain its qualification as a RIC under the Code.

        Strategic Transactions and Derivatives Risk (Non-Principal).    The Fund may engage in various Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

        Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. Furthermore, the Fund's ability to successfully use Strategic Transactions depends on the Advisor's ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. Please see the Fund's SAI for a more detailed description of Strategic Transactions and the various derivative instruments the Fund may use and the various risks associated with them.

        Many OTC derivatives are valued on the basis of dealers' pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund's net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission ("CFTC")-mandated margin requirements. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

        While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

        Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

        Counterparty Risk (Non-Principal).    The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Fund enters into transactions only with counterparties that the Advisor believes to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

        The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund's clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

        In addition, the Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

        Interest Rate Transactions Risk (Non-Principal).    The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest rate expenses resulting from increasing short-term interest rates. A decline in interest rate may result in a decline in the value of the swap or cap which may result in a decline in the net assets value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund.

        When-Issued, Forward Commitment and Delayed Delivery Transactions Risk (Non-Principal).    The Fund may purchase securities on a when-issued basis (including on a forward commitment or "TBA" (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

        Investment Companies Risk (Non-Principal).    Subject to the limitations set forth in the 1940 Act and the Fund's governing documents or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies. The market value of the shares of other investment companies may differ from their net asset value. As an investor in investment companies, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

        The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund's long-term returns on such securities (and, indirectly, the long-term returns of the Fund's common shares) will be diminished.

        ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

        Warrants Risk (Principal).    If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

        Inflation Risk (Non-Principal).    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

        Deflation Risk (Non-Principal).    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

        U.S. Government Securities Risk (Non-Principal).    U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Advisor cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio.

        Event Risk (Non-Principal).    Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's securities may decline significantly.

        Defensive Investing Risk (Non-Principal).    For defensive purposes, the Fund may allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

        Securities Lending Risk (Principal).    The Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will generally not be considered QDI. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund's securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

        In connection with the use of a credit facility for leverage, we permit the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by us up to the amount of the loan balance outstanding. The terms of the credit facility provide that we continue to receive dividends and interest on rehypothecated securities. We have the right under the credit facility to recall rehypothecated securities from the lender on demand. If the lender fails to deliver a recalled security in a timely manner, the credit facility provides for compensation to us by the lender for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the lender, for us, upon notice to the lender, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The terms of any such credit facility pursuant to which portfolio securities pledged by us are rehypothecated provide for our receipt of a portion of the fees earned by the lender in connection with the rehypothecation of such portfolio securities. The use of a credit facility that permits the lender to rehypothecate our pledged portfolio securities entails risks, including the risk that the lender will be unable or unwilling to return rehypothecated securities which could result in, among other things, our inability to find suitable investments to replace the unreturned securities, thereby impairing our ability to achieve our investment objective. See "Counterparty Risk," above.

        Decision-Making Authority Risk (Non-Principal).    Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund's governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund's investment activities to the Advisor, subject to oversight by the Board.

        Management Risk (Principal).    The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Advisor and the individual portfolio managers to develop and effectively implement strategies to achieve the Fund's investment objective. There is no assurance that the Advisor and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by the Advisor and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized. The Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

        Market and Selection Risk (Principal).    Market risk is the possibility that the market values of securities owned by the Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

        Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

        The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

        When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

        Selection risk is the risk that the securities that the Fund's management selects will underperform the equity and/or bond market, the market relevant indices or other funds with a similar investment objective and investment strategies.

        Reliance on the Advisor (Principal).    The Fund is dependent upon services and resources provided by the Advisor. The Advisor is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisor will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Advisor, including those who are employees of RMR LLC, could have a material adverse effect on the performance or the continued operation of the Fund. For additional information on the Advisor, see "Management of the Fund—The Investment Adviser."

        Reliance on Service Providers (Non-Principal).    The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund's operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund's performance and returns to shareholders. The termination of the Fund's relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund's performance and returns to shareholders.

        Information Technology Systems (Non-Principal).    The Fund is dependent on the Advisor and service providers for certain management services as well as back-office functions. The Advisor and the Fund's service providers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisor's ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Advisor to process trades in a timely fashion could prejudice the investment performance of the Fund.

        Cyber Security Risk (Principal).    With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

        Misconduct of Employees and of Service Providers (Non-Principal).    Misconduct or misrepresentations by employees of the Advisor or the Fund's service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund's service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund's business prospects or future marketing activities. Despite the Advisor's due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisor's due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.

        Portfolio Turnover Risk (Principal).    The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

        Anti-Takeover Provisions (Principal).    The Fund's Governing Documents contain various provisions which may make it difficult for anyone to force the Fund to convert to an open end fund or to cause a change of control of the Fund. For example, shareholders or groups of shareholders working together are prohibited from owning more than 9.8% of the Fund's outstanding shares. Further, an affirmative vote of 75% of the outstanding shares entitled to vote and of the Trustees then in office is required for the conversion of the Fund from a closed-end to an open-end investment company. Because of these provisions, it may be impossible for you to realize a takeover premium for your shares or to sell your shares for more than their market price. See "Anti-Takeover Provisions."

        The Fund's Governing Documents Provide the Board Authority to Effect Significant Transactions without Shareholder Approval (Principal).    The Declaration of Trust of the Fund provides the Board with authority to effect significant transactions without shareholder approval. For example, unless otherwise required by applicable law, the Board may grant a pledge or security interest in all or substantially all of the Fund's assets by a majority vote of the trustees then in office and, if any of the actions described below are approved by 75% of the Fund's trustees then in office, then no shareholder approval will be required for such actions except to the extent shareholder approval is required by applicable law:

  •
  the merger or consolidation or share exchange of the Fund with or into any other entity (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or of any such entity with or into the Fund;

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  the sale, lease or transfer of all or substantially all of the Fund's assets; or

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  the Fund's liquidation or termination.

Special Risks to Holders of Common Shares (Principal)

        Dilution Risk.    If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate net asset value of their common shares. Such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund's net asset value per common share is above or below the subscription price on the expiration date of the rights offering.

        Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund's shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder's shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder's shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder's subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

        Market Discount Risk.    As described above in "—General Risks—Market Discount Risk," shares of closed end investment companies frequently trade at a discount to net asset value. The trading price of common shares of the Fund will be determined by a number of factors, including the performance of the Fund and its investments, market conditions, and the comparative number of common shares offered for purchase or sale by persons trading such shares on the NYSE American at any time. Similarly, the value of the Fund's assets will move up and down based on the market prices of its portfolio securities. Accordingly, the Fund's net asset value will fluctuate and it is unknown whether the common shares will trade at, above or below the Fund's net asset value. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long-term investors and investors in the shares should not view the Fund as a vehicle for trading purposes. There can be no assurance regarding the trading price of the common shares.

Special Risks to Holders of Preferred Shares (Principal)

        Auction Risk.    Although to date no auctions for the Fund's outstanding Auction Rate Preferred Shares have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions), if RBC Capital Markets, LLC, an affiliate of the Fund's lead Broker-Dealer (as defined below) for its Auction Rate Preferred Shares, had not been a purchaser of Auction Rate Preferred Shares in the Fund's auctions, some auctions likely would have failed and holders of the Fund's Auction Rate Preferred Shares would not have been able to sell their Auction Rate Preferred Shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's Auction Rate Preferred Shares in any future auction of the Fund's Auction Rate Preferred Shares in which demand is insufficient for the Fund's Auction Rate Preferred Shares to sell all offered Auction Rate Preferred Shares, or that the Fund will not have any auction for its Auction Rate Preferred Shares fail. If an auction of the Fund's Auction Rate Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's Auction Rate Preferred Shares may not be able to sell their Auction Rate Preferred Shares in that auction. If auctions for the Fund's Auction Rate Preferred Shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding Auction Rate Preferred Shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund.

        If a holder of Auction Rate Preferred Shares places a hold order at an auction (an order to retain Auction Rate Preferred Shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, such holder will not retain its Auction Rate Preferred Shares. Additionally, if a holder of the Fund's Auction Rate Preferred Shares elects to buy or retain the Fund's Auction Rate Preferred Shares without specifying a rate below which such holder would not wish to continue to hold those Auction Rate Preferred Shares, and the auction sets a rate below the current market rate, such holder may receive a lower rate of return on its Auction Rate Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Auction Rate Preferred Shares, which could also affect the liquidity of the Auction Rate Preferred Shares. Neither the broker-dealers that have entered into an agreement with the auction agent (each a "Broker-Dealer" and, collectively, the "Broker-Dealers") nor the Fund are obligated to purchase the Auction Rate Preferred Shares in an auction or otherwise, nor will Broker-Dealers of the Fund's be required to redeem the Auction Rate Preferred Shares in the event of a failed auction.

        Secondary Market Risk.    If a holder of the Fund's Auction Rate Preferred Shares attempts to sell those Auction Rate Preferred Shares other than in a successful auction, the shareholder may be unable to sell all or any of those Auction Rate Preferred Shares or the price at which they may be sold may be materially less than the liquidation preference of $25,000 per Auction Rate Preferred Share plus accrued distributions. The value of income securities such as the Fund's Auction Rate Preferred Shares typically declines when interest rates rise and securities with longer maturities are often more affected than securities with short maturities. The Fund's Auction Rate Preferred Shares are perpetual securities and may decline in value materially if their auctions fail, although the decline is somewhat mitigated by the fact that the Fund's Auction Rate Preferred Shares require variable dividend yields after failed auctions which are generally higher than the yields historically paid after successful auctions. Neither the auction agent for, nor any Broker-Dealer who sells, the Fund's Auction Rate Preferred Shares are required to make a market in these shares; and, even if they begin to make such a market, they may discontinue doing so at any time. Similarly, the Fund is not required to redeem its Auction Rate Preferred Shares when auctions fail or if a secondary market sale is unavailable to a holder of Auction Rate Preferred Shares. The Fund's Auction Rate Preferred Shares are not listed on any stock exchange. Accordingly, holders of the Auction Rate Preferred Shares may not be able to sell their shares for their liquidation value plus accrued distribution or for any price, if the auctions for such Auction Rate Preferred Shares fail.

        Illiquidity Prior to Exchange Listing.    Prior to an offering, there will be no public market for any series of fixed rate preferred shares. In the event any series of fixed rate preferred shares are issued, we expect to apply to list such shares on a national securities exchange, which will likely be the NYSE or the NYSE American. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

        Market Price Fluctuation.    Fixed rate preferred shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates, perceived credit quality and other factors.

        Common Share Repurchases.    Repurchases of common shares by the Fund may reduce the net asset coverage of the preferred shares, which could adversely affect their liquidity or market prices.

        Common Share Distribution Policy.    In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund may return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund's preferred shares, which could adversely affect their liquidity or market prices.

        Ratings and Asset Coverage Risk.    In order to obtain ratings for the Fund's preferred shares, the Fund must satisfy certain asset coverage and diversification requirements. These tests are more difficult to satisfy to the extent the Fund's portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the preferred shares, a rating by a ratings agency does not eliminate or mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities' credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade its rating or withdraw its rating of the preferred shares, which may make the preferred shares less liquid at an auction or in a secondary market. If a rating agency downgrades the rating assigned to our preferred shares, we may alter our portfolio or redeem all or a portion of the preferred shares that are then redeemable under certain circumstances.

        In certain circumstances, the Fund may not earn sufficient income from its investments to pay distributions on the Fund's preferred shares. The value of the Fund's investment portfolio may decline, reducing the asset coverage for the preferred shares. Additionally, the Fund may be forced to redeem the preferred shares to meet regulatory requirements, rating agency requirements or requirements in its governing documents, or the Fund may voluntarily redeem the preferred shares in certain circumstances. See "Risk Factors and Special Considerations—Fund Distributions." In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. As a result, on several occasions, the Old RMR Funds did not meet the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' (and the

Fund's) governing documents and the 1940 Act. As a result of not meeting these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Future market volatility could lead to the Fund not maintaining the required asset coverage ratios for its preferred shares or borrowings, periods in which the Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of the Fund preferred shares and repayments of the Fund borrowings.

        Special Risks of Borrowings to Holders of Preferred Shares.    As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund has borrowings outstanding, which it may increase in the future. The Fund's obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares are subordinate to the Fund's obligations to make any principal and interest payments due and owing with respect to its outstanding borrowings. Accordingly, the Fund's borrowings would have the effect of creating special risks for the Fund's preferred shareholders that would not be present in a capital structure that did not include such borrowings.

Special Risk to Holders of Subscription Rights (Principal)

        There is a risk that changes in market conditions may result in the underlying common or preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

MANAGEMENT OF THE FUND

General

        The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisor. There are five Trustees. A majority of the Trustees are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Trustees"). The Fund's day to day operations are delegated to our officers and our Advisor, subject always to our investment objective, restrictions and policies and to the general supervision of our Board. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

The Investment Adviser

        The Advisor is our investment adviser and is located at Two Newton Place, 255 Washington Street, Newton, Massachusetts 02458. The Advisor was founded in 2002 and began the substantial majority of its current business activities in December 2003. As of June 30, 2017 the Advisor had $274 million of assets under management. The Advisor is a wholly owned subsidiary of RMR LLC, an alternative asset management company which provides management services to publicly traded REITs and real estate operating companies. RMR LLC is a majority owned subsidiary of RMR Inc., a public holding company that conducts substantially all of its business through RMR LLC. As of June 30, 2017, the entities managed by RMR LLC have $27.9 billion of real estate assets under management.

        Under the terms of the investment advisory agreement, the Advisor provides the Fund with an investment program, makes day-to-day investment decisions for the Fund and manages the Fund's business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board. As compensation for its services rendered and the related expenses borne by the Advisor, the Fund pays the Advisor a monthly Management Fee computed at an annual rate of 0.85% of the Fund's average daily Managed Assets. Since the Fund utilizes leverage, the Management Fee paid to the Advisor is higher than if the Fund did not utilize leverage because the fees paid are calculated based on the Fund's Managed Assets, which include the liquidation preference of outstanding preferred shares and the principal amount of outstanding borrowings used for leverage.

        Because the Management Fee is based on a percentage of Managed Assets, which includes assets attributable to the Fund's use of leverage, the Advisor may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund's use of leverage. The Board bases its decision, with input from the Advisor, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Advisor's potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund's performance and use of leverage. Discussion regarding the basis for the Board continuing the Advisory Agreement for an additional one year term is available in the Fund's 2016 Annual Report, which was filed with the SEC on Form N-CSR on February 21, 2017.

Payment of Expenses

        The Advisor bears all the expenses in connection with the performance of its advisory services contemplated by the Investment Advisory Agreement. The Fund bears all other expenses incurred in the operations of the Fund including, but not limited to the fees payable under the Investment Advisory Agreement, brokerage commissions, taxes, interest, distributions, legal, auditing, SEC, blue sky qualification or other governmental fees, rating agency fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, accounting costs, administration services costs (including those fees charged by any party under any administration or sub-administration agreements approved by the Board) expenses of issue, sale, redemption and repurchase of shares, dividend disbursing expenses, expenses of registering and qualifying shares for sale, the Fund's and its Board members' proportionate share of insurance premiums, fees of the Board members of the Fund who are not "affiliated persons" (as defined in the 1940 Act) of the Advisor or any affiliate of the Advisor, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports, notices and proxy statements to shareholders, the fees and other expenses incurred related to the Fund's membership in investment company organizations and the cost of printing copies of Prospectuses and statements of additional information for regulatory purposes and for distribution to the Fund's shareholders and any extraordinary expenses.

Selection of Securities Brokers

        Subject to the supervision of the Board, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

        The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Portfolio Managers

        Fernando Diaz.    Mr. Diaz is the President and Senior Portfolio Manager of the Fund since February 2015. Mr. Diaz served as a Vice President of the Fund between May 2007 and February 2015; prior to the Fund's merger with Old RMR Real Estate Income Fund ("Old RIF") on January 20, 2012, Mr. Diaz was a Vice President and a portfolio manager of Old RIF, both offices he served in from May 2007 until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Diaz became a portfolio manager of the Fund and served in that capacity until February 2015 when he became the President and Senior Portfolio Manager of the Fund. Mr. Diaz is also Vice President of the Advisor (since 2007), and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

        Adam D. Portnoy.    Mr. Portnoy is a Managing Trustee and a portfolio manager of the Fund. Mr. Portnoy has served as a Managing Trustee of the Fund since March 2009. Mr. Portnoy was also the President and Chief Executive Officer of the Fund from May 2007 to February 2015. Prior to the Fund's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee of Old RIF (from March 2009) and the President and a portfolio manager of Old RIF (each from May 2007), each being offices he served in until the closing of such merger of January 20, 2012. Upon the closing of such merger, Mr. Portnoy became a portfolio manager of the Fund and has served in that capacity since such time. Mr. Portnoy is also President and a Director of the Advisor since 2007 and Chief Executive Officer of the Advisor since 2015; Managing Director, President, Chief Executive Officer and Director of RMR Inc. since 2015; President and Chief Executive Officer of RMR LLC since 2006; Director of RMR LLC from 2006 to 2015; Director, President and Chief Executive Officer of Tremont Realty Advisors LLC since 2016; owner, Trustee and officer of ABP Trust, the controlling shareholder of RMR Inc.; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014); owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts;

previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation, and previously founded and served as CEO of a privately financed Internet telecommunication company. Mr. Portnoy is the son of a Barry M. Portnoy, a Managing Trustee of the Fund and a portfolio manager of the Fund.

        Barry M. Portnoy.    Mr. Portnoy is a Managing Trustee and a portfolio manager of the Fund. Mr. Portnoy has served as a Managing Trustee of the Fund since its inception. Prior to the Fund's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee and a portfolio manager of Old RIF, both offices he served in from Old RIF's inception until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Portnoy became a portfolio manager of the Fund and has served in that capacity since such time. Mr. Portnoy is also Director and Vice President of the Advisor since 2002 and Chairman of the Advisor since 2015; Managing Director of RMR Inc. since 2015; Chairman of RMR LLC since 1998 and Director of RMR LLC from 1986 until 2015; Chairman of Tremont Realty Advisors LLC since 2016; owner and Trustee of ABP Trust, the controlling shareholder of RMR Inc.; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Senior Living Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; Managing Trustee of Select Income REIT since 2011; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 1986 to 2014; owner and Director of Sonesta International Hotels Corporation since 2012; and prior to becoming a full time employee of RMR LLC in 1997, was a partner and Chairman of Sullivan & Worcester LLP.

        The portfolio managers generally function as a team. Mr. Barry Portnoy and Mr. Adam Portnoy provide strategic guidance to the team, while Mr. Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with the Fund and Old RIF by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with such funds' predecessor funds.

        The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

Sub-Administrator

        The Advisor performs administrative functions for the Fund pursuant to an administration agreement, or Administration Agreement. Under the supervision of the Advisor, State Street Bank and Trust Company ("State Street") has been selected as the Fund's sub-administrator to provide the Fund with substantially all of its fund accounting and other administrative services, as more completely described in the SAI. Administrative costs are reimbursed to the Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by the Fund, the Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our net assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with minimum annual fees of $55,000. State Street is paid on a monthly basis.

PORTFOLIO TRANSACTIONS

        Subject to the supervision of the Board, the Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on behalf of the Fund as may, in the judgment of the Advisor, implement the policy of the Fund to obtain the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to the Fund's investment performance on a continuing basis. The Fund understands that the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. Subject to such policies and procedures as the Board may determine, the Advisor may cause the Fund to pay a broker that provides research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities under the Investment Advisory Agreement. The Fund understands that research and investment information provided at no cost to the Advisor by brokers that are paid by the Fund will be available to benefit other accounts advised or managed by the Advisor and its affiliates. In the allocation of the Fund's brokerage business the Advisor is authorized to consider, subject to any policies and procedures as the Board may determine and applicable law, such factors as necessary to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        Investment decisions for the Fund and any other entities which are or may become investment advisory clients of the Advisor or its affiliates are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisor or its affiliates. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Advisor or its affiliates is considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed fair and reasonable by the Advisor. The Advisor or its affiliates may aggregate orders for the Fund with simultaneous transactions entered into on behalf of the Advisor's or its affiliates' other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to us, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for the Fund. In any case, it is the judgment of the Fund's Trustees that the desirability of the Fund having its advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions.

DIVIDENDS AND DISTRIBUTIONS

        The Board periodically evaluates, and will continue to periodically evaluate, the Fund's common share distribution policy and may, in the future, change such common share distribution policy. The Fund pays distributions to its common shareholders on a quarterly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Fund makes distributions to common shareholders pursuant to a "level rate dividend policy", which is a policy by which the Fund seeks to provide its common shareholders with a regular quarterly dividend.

        The Fund expects to derive ordinary income primarily from distributions received on the common and preferred REIT securities it owns. A portion of the distributions received with respect to REIT shares may be classified by those REITs as capital gains or returns of capital subsequent to the end of the Fund's fiscal year. The Fund may also earn ordinary income from interest and from dividends received on other securities which it owns. The Fund's ordinary income is reduced by the expenses incurred. The 1940 Act allows the Fund to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by the Fund when it sells investments for amounts different from their adjusted tax basis.

        As described above, while the Fund's preferred shares are outstanding, common shareholders of the Fund will not be entitled to receive any distributions from the Fund unless all accrued and payable distributions on preferred shares of the Fund have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to preferred shares and borrowings is at least 200% after giving effect to the distributions. Similarly, if borrowings are outstanding, the Fund may not pay distributions to common shareholders or preferred shareholders unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to the distributions. Additionally, the Fund's Bylaws and its credit agreement with PBL also contain distribution restrictions which are stricter than those under the 1940 Act.

Level Rate Dividend Policy

        Subject to the determination of the Board to implement a managed dividend policy, as discussed below, the Fund has implemented a level rate distribution policy, pursuant to which the Fund makes regular quarterly cash distributions to common shareholders at a level rate based on the Fund's projected income performance, which rate is a fixed dollar amount which may be adjusted from time to time. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Fund intends to make distributions quarterly, but the ultimate tax characterization of the Fund's distributions made in a taxable year cannot be finally determined until after the end of that taxable year.

        The Fund's ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from the Fund's investments. Over time, the Fund intends to distribute substantially all of its net investment income. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. At least annually, the Fund intends to distribute substantially all of its net realized capital gains that cannot be offset by capital loss carryforwards, if any, to shareholders. The Fund's net investment income consists of all income accrued on portfolio assets less all the Fund's expenses. The Fund's expenses are accrued each day. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Distributions that represent a return of capital should not be considered as dividend yield nor as part of the total return from an investment in the Fund. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

        To permit the Fund to maintain a more stable quarterly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income is incorporated as part of the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See "Taxation."

        Because the character of the income which we receive from our REIT investments will generally not be known until after year end, we will generally be unable to precisely know that our regular distributions equal our net investment income or that our annual capital gains distributions equal our net capital gains income. We generally do not intend to make distributions to our common shareholders in excess of our net investment income (i.e., our dividends received less our operating expenses and payments and distributions to lenders and preferred shareholders, if any), although we are permitted to do so, as described above, and may elect to do so if our Board determines it to be in the best interests of our shareholders. A portion of our distributions, however, may be characterized as "return of capital" distributions for U.S. federal income tax purposes if our distributions exceed our "earnings and profits" for U.S. federal income tax purposes. This could occur, for example, if distributions we receive from certain companies in which we intend to invest (e.g., REITs) are characterized as a return of capital for U.S. federal income tax purposes. When we receive a return of capital distribution, such distribution is generally excluded in calculating our earnings and profits. This exclusion can have the effect of causing a portion of our distributions to investors to constitute a return of capital to such investors. A return of capital distribution is generally treated as tax-free to you, up to the amount of your tax basis in the shares, reducing that basis accordingly. To the extent such distributions, in the aggregate, exceed your basis, you will be treated as having gain from the sale or exchange of the shares. When you sell your shares, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares. Additionally, certain mandatory accounting adjustments require us to report dividend income we may receive from REITs characterized by such REITs as capital gain or return of capital as something other than "investment income" in our financial statements, which would result in a portion of our distributions to common shareholders being characterized as a "return of capital" in our financial statements even though the amount of distributions we may have paid to common shareholders do not exceed the amount of the distributions we have received from REITs in which we invest (less our operating expenses and payments and distributions to lenders and preferred shareholders, if any).

        During the past ten fiscal years, distributions for the years ended December 31, 2014, 2013, 2012, 2011, 2010, 2009, and 2008 included a return of capital. No portion of the Fund's distributions for the most recent fiscal year ended December 31, 2016 contained a return of capital. Although the Fund's distributions for the fiscal years noted above contained a return of capital for financial reporting purposes, the Fund did not distribute any amounts in excess of its net investment income (i.e., the Fund's dividends received less the Fund's operating expenses and payments and distributions to lenders and preferred shareholders, if any).

Managed Dividend Policy

        As discussed above, the Fund currently implements a "level dividend policy," which is a policy whereby the Fund seeks to pay a regular quarterly dividend. The Fund may also rely on an exemptive order from the SEC to implement a managed dividend policy, which is similar to a level dividend policy but which would allow the Fund additional flexibility in maintaining a regular dividend rate by permitting the Fund to distribute capital gains more frequently than the 1940 Act would otherwise allow.

        If, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund's assets and may constitute a return of capital. The Fund's final distribution for each calendar year would include substantially all of any remaining net investment income and net realized capital gain undistributed during the year. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the "Excess"), such distribution would decrease the Fund's assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

        A managed dividend policy may require that certain distributions be deemed a return of capital for tax purposes. For each taxable year, the excess generally will be treated as a return of capital that is tax free to the common shareholders, up to the amount of the shareholder's tax basis in the applicable common shares, with any amounts exceeding such basis treated as gain from the sale of such common shares. In certain instances, the Fund may make distributions exceeding net capital gains for that year (as reduced by capital loss carryforwards), but not exceeding current earnings and profits, in which case those distributions will be taxable as ordinary income.

        There is no guarantee that the Board will determine to implement a managed dividend policy. The Board reserves the right to change the distribution policy from time to time and to amend or terminate a level rate dividend policy or a managed dividend policy at any time without prior notice to common shareholders.

General

        A level rate dividend policy or a managed dividend policy would result in the payment of distributions in approximately the same amount or percentage to common shareholders each quarter (or other period set by our Board). If the source of the distribution were the original capital contribution of the common shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, common shareholders who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Common shareholders should read any written disclosure regarding distributions carefully, and should not assume that the source of any distribution from us is net profits.

        Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless a shareholder elects to opt out of the plan. See "Dividend Reinvestment and Cash Purchase Plan."

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

        The Fund has adopted a dividend reinvestment and cash purchase plan, or the Plan, which is sometimes referred to as an "opt out plan." You will have all of your cash distributions (whether sourced from earnings or a return of capital) invested in the Fund's common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. Wells Fargo, as agent for the common shareholders, or the Plan Agent, will receive your distributions and your additional cash payments under the Cash Purchase Option and will purchase the Fund's common shares for your account either in the open market or directly from the Fund. Cash Purchase Option shares will only be purchased in the open market. If you elect not to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by Wells Fargo as our paying agent.

        If you elect not to participate in the Plan, you may do so by giving written notice to the Plan Agent. If you have questions about the Plan you should contact the Plan Agent at 1-866-877-6331.

        If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

          (1)   If on the payment date of the distribution the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution and, together with your additional cash payments, if any, will purchase common shares in the open market, on the NYSE American or elsewhere, for your account prior to the sooner of (i) 60 days after the payment date of the distribution or (ii) the next ex-dividend date. It is possible that the market price for the Fund's common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the sooner of (i) 60 days after the payment date of the distribution or (ii) the next ex-dividend date, the Fund will determine whether to issue the remaining shares attributable to the distribution at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts. Cash Purchase Option shares will only be purchased in the open market, on the NYSE American or elsewhere.

          (2)   If on the payment date of the distribution the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the Fund will issue new shares for your account at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

          (3)   The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form, which means that they will be held in book-entry form, rather than physical form, unless you request registration of your shares in certificated form. For a description of book-entry issuance, see the Section entitled "General Information—Book-Entry-Only Issuance" in the Statement of Additional Information. Any proxy you receive will include all common shares you have received or purchased under the Plan.

        You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares in the Plan and send you the proceeds, minus brokerage commissions to be paid by you.

        The Plan Agent's administrative fees will be paid by us. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option. Costs of creating certificated shares will be paid by us. We may amend or terminate the Plan or the Cash Purchase Option if our Board determines to do so. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

        The Plan Agent is not authorized to make any purchases of shares for a shareholder's account if doing so will result in the shareholder owning shares in excess of 9.8% of our total outstanding shares.

Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to a shareholder in cash.

        Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive that are settled in our shares which are credited to your account under the Plan rather than paid in cash.

        All correspondence about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

DESCRIPTION OF THE SECURITIES

        The following is a brief description of the terms of the common shares, preferred shares and subscription rights. This description does not purport to be complete and is qualified by reference to the Fund's Declaration of Trust and its Bylaws. For complete terms of the common and preferred shares, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights.

Common Shares

        The Fund is a statutory trust organized under the laws of Maryland pursuant to the Declaration of Trust, dated as of April 13, 2017, and as amended from time to time. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. As of the date of this Prospectus, there are 7,651,507 of our common shares outstanding. Our Board may determine to cause us to issue additional common shares without shareholder approval. Each common share has one vote. All common shares have equal rights to the payment of dividends and the distribution of our assets upon liquidation. Our common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive, appraisal or conversion rights or rights to cumulative voting.

        If and whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless (i) all accrued dividends on preferred shares have been paid, (ii) asset coverage (as defined in the 1940 Act) with respect to preferred shares and borrowings would be at least 200% after giving effect to the distributions and (iii) certain other requirements imposed by any rating agencies rating the preferred shares have been met. See "Description of the Securities—Preferred Shares." All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

        Any additional offerings of shares, including preferred shares, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's common shareholders.

        The Fund's common shares are listed on the NYSE American under the symbol "RIF".

        Net asset value will be reduced immediately following an offering by the amount of the sales load and the amount of the offering expenses paid by the Fund. See "Summary of Fund Expenses."

        Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE

American or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, the Fund's net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

        The Fund's common shareholders vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act, the Governing Documents or resolutions adopted by the Trustees provide for a vote of the Fund's common shareholders. See "Anti-Takeover Provisions of the Fund's Governing Documents."

Preferred Shares

        General.    The Declaration of Trust provides that the Board may authorize and issue an unlimited number of preferred shares, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Common shareholders will bear the costs associated with any issuance of preferred shares. As of the date of this Prospectus, 667 Auction Rate Preferred Shares are issued and outstanding. We do not currently intend to issue any additional Auction Rate Preferred Shares.

        Auction Rate Preferred Shares.    The Fund has issued 667 Auction Rate Preferred Shares, par value $0.0001 per share, in five series with a total liquidation preference of $16,675,000. The Auction Rate Preferred Shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The Auction Rate Preferred Shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. The holders of the Auction Rate Preferred Shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the Auction Rate Preferred Shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. Auction Rate Preferred Shares of the Fund are fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights. The Fund pays distributions on the Auction Rate Preferred Shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of July 14, 2017.

Series	Rate	Date of Auction
Series M	2.75%	7/10/2017
Series T	2.75%	7/11/2017
Series W	2.75%	7/12/2017
Series Th	2.75%	7/13/2017
Series F	2.75%	7/14/2017

        In most cases, if an auction for Auction Rate Preferred Shares is not held when scheduled, the distribution rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the NYSE was closed for three or more consecutive business days due to circumstances beyond its control or the auction agent was not able to conduct an auction in accordance with the Auction Procedures (as defined below) due to circumstances beyond its control.

        Distribution Restrictions.    While any of the Auction Rate Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional common shares or rights to purchase common shares) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Auction Rate Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

  •
  In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the amount necessary to pay all outstanding obligations of the Fund with respect to the liquidation preference and any redemption premium on any Auction Rate Preferred Shares outstanding, accumulated distributions on any Auction Rate Preferred Shares outstanding, expenses for the next 90 days and any other liabilities of the Fund (the Fund's "Preferred Shares Basic Maintenance Amount") (see "—Rating Agency Guidelines and Asset Coverage" below);

  •
  Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined under "Redemption" below) is met;

  •
  Full cumulative distributions on the Auction Rate Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by the Fund to be available for payment on the date payment is due to the auction agent; and

  •
  The Fund has redeemed the full number of Auction Rate Preferred Shares required to be redeemed by any provision for mandatory redemption contained in its Declaration of Trust or Bylaws.

        The Fund generally will not declare, pay or set apart for payment any distribution on any of its shares ranking as to the payment of distributions on parity with its Auction Rate Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative distributions on its Auction Rate Preferred Shares through its most recent distribution payment date. However, when the Fund has not paid distributions in full on its Auction Rate Preferred Shares through the most recent distribution payment date or upon any shares of the Fund ranking, as to the payment of distributions, on a parity with its Auction Rate Preferred Shares through their most recent respective distribution payment dates, the amount of distributions declared per share on the Auction Rate Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated distributions per share on the Auction Rate Preferred Shares and such other class or series of shares bear to each other.

        Liquidation.    Subject to the rights of holders of shares ranking on a parity with Auction Rate Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Auction Rate Preferred Shares of the Fund then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all distributions thereon (whether or not earned or declared by the Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Fund. After the payment to preferred shareholders of the full preferential amounts provided for as described herein, preferred shareholders of the Fund as such shall have no right or claim to any of the Fund's remaining assets.

        Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

        Voting Rights.    Except as otherwise provided in this Prospectus and in the SAI, in the Fund's Governing Documents, or as otherwise required by law, holders of the Auction Rate Preferred Shares will have equal voting rights with holders of common shares and holders of any other shares of preferred shares of the Fund (one vote per share) and will vote together with holders of common shares and holders of any other preferred shares of the Fund as a single class.

        Holders of the Fund's outstanding preferred shares, voting as a separate class, are entitled at all times to elect two of the Fund's Trustees. The remaining Trustees normally are elected by holders of common shares and preferred shares voting together as a single class. If at any time distributions (whether or not earned or declared by the Fund) on outstanding preferred shares, shall be due and unpaid in an amount equal to two full years' distributions thereon, and sufficient cash or specified securities shall not have been deposited with the auction agent for the payment of such distributions, then, as the sole remedy of holders of the Fund's outstanding preferred shares, the number of Trustees constituting the Board shall be increased and holders of preferred shares shall be entitled to elect additional Trustees such that the Trustees elected solely by preferred shareholders will constitute a majority of the Fund's Trustees, as described in the Fund's Bylaws. If the Fund thereafter shall pay, or declare and set apart for payment, in full, distributions payable on all outstanding preferred shares, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Trustees so elected by the Fund's preferred shareholders (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the preferred shareholders have the right to elect in any event), will terminate automatically.

        So long as the Fund has any preferred shares outstanding, the Fund may not, without the affirmative vote or consent of holders of 75% of each class of the Fund's shares outstanding, authorize the Fund's conversion from a closed end to an open end investment company. So long as the Fund has any Auction Rate Preferred Shares outstanding, the Fund will not, without the affirmative vote or consent of the holders of a majority of the Auction Rate Preferred Shares outstanding at such time (voting together as a separate class):

          (a)   authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Auction Rate Preferred Shares with respect to payment of dividends or distributions, including distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional preferred shares, unless, in the case of preferred shares on a parity with the outstanding Auction Rate Preferred Shares, the Fund obtains confirmation from Moody's (if Moody's is then rating the Auction Rate Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the preferred shares) that the issuance of such a class or series would not impair the rating then assigned by each such rating agency to the Fund's outstanding Auction Rate Preferred Shares; or

          (b)   amend, alter or repeal the provisions of the Fund's Bylaws by merger, consolidation or otherwise, so as to affect any preference, right or power of the Auction Rate Preferred Shares or preferred shareholders; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of the Auction Rate Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Fund's preferred shareholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Auction Rate Preferred Shares with respect to the payment of dividends and distributions, including distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's is then rating the Auction Rate Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount.

        So long as the Fund has Auction Rate Preferred Shares outstanding, the Fund shall not, without the affirmative vote or consent of the holders of a majority of the Auction Rate Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

        The Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Fund's Bylaws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under the Fund's Bylaws, the affirmative vote of the holders of a majority of the outstanding preferred shares of the Fund, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. "Majority of the outstanding" preferred shares of the Fund, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of the preferred shares, as a single class, present at a meeting of the Fund's shareholders, if the holders of more than 50% of the Fund's outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding preferred shares. However, to the extent permitted by Maryland law and the Fund's Governing Documents, no vote of holders of common shares of the Fund, either separately or together with holders of preferred shares of the Fund as a single class, is necessary to take the actions contemplated by (a) and (b) above.

        The foregoing voting provisions will not apply with respect to Auction Rate Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

        Purchase and Sale.    Each series of Auction Rate Preferred Shares will be purchased and sold at separate auctions conducted on a regular basis. Unless otherwise permitted by the Fund, existing holders of Auction Rate Preferred Shares and potential holders of Auction Rate Preferred Shares only may participate in auctions through their Broker-Dealers. Because of current market conditions, auctions for preferred shares of many closed end funds have failed to attract sufficient clearing bids. There can be no assurance that the auctions for the Auction Rate Preferred Shares of the Fund will attract sufficient clearing bids. In this situation, holders of such Auction Rate Preferred Shares may not be able to sell their shares through the auction mechanism. To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead Broker-Dealer for its Auction Rate Preferred Shares, has from time to time acquired for its own account a portion of the Fund's Auction Rate Preferred Shares in the auctions, which at times have constituted a substantial portion of the Fund's Auction Rate Preferred Shares and it may from time to time continue to purchase the Fund's Auction Rate Preferred Shares in the auctions for its own account, including possibly acquiring all or substantially all of such Auction Rate Preferred Shares. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of December 31, 2016, it owned, in the aggregate, 560 shares of the Fund's issued and outstanding

Auction Rate Preferred Shares, or 83.96% of the Fund's issued and outstanding Auction Rate Preferred Shares. If RBC Capital Markets, LLC had not been a purchaser of Auction Rate Preferred Shares in the Fund's auctions, some auctions likely would have failed and holders of the Auction Rate Preferred Shares would not have been able to sell their Auction Rate Preferred Shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Auction Rate Preferred Shares in any future auction of the Fund's Auction Rate Preferred Shares in which demand is insufficient for holders of the Auction Rate Preferred Shares to sell all offered Auction Rate Preferred Shares, or that the Fund will not have any auction for its Auction Rate Preferred Shares fail. If an auction of the Auction Rate Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Auction Rate Preferred Shares may not be able to sell their Auction Rate Preferred Shares in that auction. If auctions for the Auction Rate Preferred Shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding Auction Rate Preferred Shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

        Broker-dealers may maintain a secondary trading market in the Auction Rate Preferred Shares outside of auctions; however, historically they have not done so and are not expected to do so in the future. The Broker-Dealers have no obligation to make a secondary market in the Auction Rate Preferred Shares outside of the auction, and there can be no assurance that a secondary market for the Auction Rate Preferred Shares will develop or, if it does develop, that it will provide holders with liquidity for their investment in Auction Rate Preferred Shares. See "Risk Factors and Special Considerations."

  Distributions and Rate Periods

        General.    The following is a general description of distributions and rate periods for the Auction Rate Preferred Shares. Rate periods normally are seven days, and the distribution rate for each rate period is determined by an auction generally held on the business day before commencement of the rate period. Subject to certain conditions, the Fund may change the length of subsequent rate periods, depending on the Fund's needs and the Advisor's outlook for interest rates and other market factors, by designating them as special rate periods.

        Distributions will be paid through The Depository Trust Company ("DTC") on each distribution payment date. The distribution payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute amounts received from the auction agent in same day funds on each distribution payment date to agent members (members of DTC that will act on behalf of existing or potential preferred shareholders). These agent members are in turn expected to pay these distributions to the persons for whom they are acting as agents. The current Broker-Dealers for the Fund indicate that distribution payments will be available in same day funds on each distribution payment date to customers that use such Broker-Dealers or such Broker-Dealer's designee as agent member.

        Calculation of Distribution Payment.    The Fund will compute the amount of distributions per share payable on Auction Rate Preferred Shares by determining a rate, derived by multiplying the stated rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and the denominator of the fraction will be 360 for any rate period, including a special rate period. This rate is multiplied by $25,000 to arrive at the distributions per share. Distributions on Auction Rate Preferred Shares will accumulate from the date of their original issue. For each rate period after the initial rate period, the distribution rate will be the rate determined at auction, except as described below. The distribution rate that results from an auction generally will not be greater than the maximum applicable rate.

        The maximum applicable rate for any regular rate period will be the greater of (i) the applicable percentage of the Reference Rate or (ii) the applicable spread plus the Reference Rate. The "Reference Rate" is the applicable LIBOR Rate (as defined in the Fund's Bylaws) for a dividend period or a special distribution period of fewer than 365 days, or the applicable Treasury Index Rate (for a special distribution period of 365 days or more.) In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such distribution payment period. The applicable percentage and applicable spread will be determined based on the credit rating assigned to Auction Rate Preferred Shares by Moody's. If Moody's does not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable distribution period for the Auction Rate Preferred Shares.

        Designations of Special Rate Periods.    In certain circumstances the Fund may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (i) the Fund shall have given certain notices to the holders of Auction Rate Preferred Shares and the auction agent, which notice to the auction agent will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value was at least equal to the Preferred Shares Basic Maintenance Amount; (ii) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (iii) if the Fund shall have mailed a notice of redemption with respect to any of its Auction Rate Preferred Shares, the redemption price with respect to such shares shall have been deposited with the auction agent. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Auction Rate Preferred Shares. The Fund will give its preferred shareholders notice of a special rate period as provided in the Fund's Bylaws.

  Redemption.

        Mandatory Redemption.    In the event the Fund does not timely cure a failure to maintain (i) a discounted value of its portfolio equal to the Fund's Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Auction Rate Preferred Shares or (ii) the Fund's 1940 Act Preferred Shares Asset Coverage, the Fund's Auction Rate Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Fund's Bylaws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Fund) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Auction Rate Preferred Shares necessary to restore the required discounted value or the Fund's 1940 Act Preferred Shares Asset Coverage, as the case may be. The Fund's "1940 Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares and borrowings, including all outstanding Auction Rate Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed end investment company as a condition of declaring dividends on its common shares or stock).

        In determining the number of Auction Rate Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Fund's Preferred Shares Basic Maintenance Amount or the Fund's 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Auction Rate Preferred Shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that Fund deems fair and equitable.

        Optional Redemption.    The Fund will have the option to redeem its Auction Rate Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a distribution payment date at the redemption price per share of $25,000, plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Fund) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No Auction Rate Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. The Fund has the authority to redeem the Auction Rate Preferred Shares for any reason.

        Except for the provisions described above, nothing contained in the Fund's Bylaws limits any right of the Fund to purchase or otherwise acquire any Auction Rate Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any shares for which notice of redemption has been given and the Fund meets the applicable 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding Auction Rate Preferred Shares of the Fund are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the auction agent, in accordance with the procedures agreed upon by the Fund's Board.

        Rating Agency Guidelines and Asset Coverage.    The Fund will be required under rating agency guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; this discounting is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. To the extent any particular portfolio holding does not satisfy the rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The rating agency's guidelines impose certain diversification requirements on the Fund's portfolio. Other than as needed to meet the asset coverage tests, the rating agency's guidelines do not impose any absolute limitations on the percentage of the Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time depends upon the rating, diversification and other characteristics of the assets included in the portfolio. The Preferred Shares Basic Maintenance Amount for the Fund includes the sum of (i) the aggregate liquidation preference of Auction Rate Preferred Shares then outstanding and (ii) certain accrued and projected distribution and other payment obligations of the Fund.

        The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding and in connection with the declaration of any distribution on, or repurchase of, any common or preferred shares. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended in this regard. Based on the composition of the Fund's portfolio and market conditions as of

June 30, 2017, the 1940 Act Preferred Shares Asset Coverage with respect to the Fund's Auction Rate Preferred Shares as of June 30, 2017 is below:

Value of Fund assets less liabilities not constituting senior securities	Senior securities representing indebtedness plus liquidation value of the Fund's preferred shares	1940 Act Preferred Shares Asset Coverage
$273,956,017	$76,675,000	357%

        In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Fund's Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating the Auction Rate Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to redeem Auction Rate Preferred Shares as described under "Redemption—Mandatory Redemption" above.

        The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Auction Rate Preferred Shares may, at any time, change or withdraw such rating. The Fund's Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's to Auction Rate Preferred Shares.

        The Fund's Board may amend the definition of maximum rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum rate without the vote or consent of the Fund preferred shareholders or of any other of the Fund's shareholders, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test.

        As described by Moody's, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. As of the date of this Prospectus, Moody's has assigned the Auction Rate Preferred Shares a rating of A3. The rating on the Auction Rate Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of the Auction Rate Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to the rating agency by the Fund and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. None of the Fund's common shares have been rated by a rating agency. More information about the rating is available in Appendix A of the Prospectus.

        A rating agency's guidelines will apply to Auction Fund Preferred Shares only so long as such rating agency is rating such shares. The Fund pays certain fees to Moody's for rating its Auction Rate Preferred Shares.

  Auctions

        General.    The Fund's Bylaws provide that, except as otherwise described herein, the applicable distribution rate for Auction Rate Preferred Shares for each rate period after the initial rate period shall be equal to the rate per annum that the auction agent advises the Fund has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures set forth in the Bylaws and summarized below (the "Auction Procedures"), in which persons determine to hold or offer to sell or, based on distribution rates bid by them, offer to purchase or sell Auction Rate Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Fund's Bylaws for a more complete description of the auction process.

        Auction Agency Agreements.    The Fund has entered into an auction agency agreement (the "Auction Agency Agreement") with the auction agent (currently, The Bank of New York Mellon) that provides, among other things, that the auction agent will follow the Auction Procedures for purposes of determining the applicable rate for Auction Rate Preferred Shares so long as the applicable rate is to be based on the results of an auction.

        The auction agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the auction agent are unpaid). If the auction agent should resign, the Fund will use its reasonable best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the applicable Auction Agency Agreement. The Fund may remove its auction agent at any time upon prior notice provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

        Broker-Dealer Agreements.    The Fund's auction requires participation of one or more Broker-Dealers. The auction agent for the Fund will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Auction Rate Preferred Shares.

        The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of the Auction Rate Preferred Shares held by a Broker-Dealer's customer upon settlement in the auction. The Fund may request its auction agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The auction agent may not terminate the Broker-Dealer Agreements without the Fund's consent.

        Auction Procedures.    Prior to the submission deadline on each auction date for Auction Rate Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a holder of Auction Rate Preferred Shares (a "Beneficial Owner") may submit orders with respect to such Auction Rate Preferred Shares to that Broker-Dealer as follows:

  •
  Hold order—indicating its desire to hold such shares without regard to the applicable rate for the next rate period;

  •
  Bid—indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified; and/or

  •
  Sell order—indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

        A Beneficial Owner may submit different orders and types of orders to its Broker-Dealer with respect to Auction Rate Preferred Shares then held by the Beneficial Owner. A Beneficial Owner that submits its bid with respect to Auction Rate Preferred Shares to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer with respect to its shares will ordinarily be deemed to have submitted a hold order with respect to its shares to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special rate period of more than 28 days, such Beneficial

Owner will be deemed to have submitted a sell order. A sell order constitutes an irrevocable offer to sell the Auction Rate Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional Auction Rate Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.

        A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner but wishes to purchase Auction Rate Preferred Shares or that is a Beneficial Owner that wishes to purchase additional Auction Rate Preferred Shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase Auction Rate Preferred Shares at $25,000 per share if the applicable rate for such Auction Rate Preferred Shares for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum rate on the auction date will not be accepted.

        The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the auction agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Auction Rate Preferred Shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Auction Rate Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

        The applicable rate for Auction Rate Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the Auction Rate Preferred Shares available for purchase in the auction.

        If there are not sufficient clearing bids for Auction Rate Preferred Shares, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of Auction Rate Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all Auction Rate Preferred Shares subject to such sell orders. If all of the applicable outstanding Auction Rate Preferred Shares are the subject of submitted hold orders, then the applicable rate for the next rate period will be 80% of the reference rate.

        The Auction Procedures include a pro rata allocation of Auction Rate Preferred Shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Auction Rate Preferred Shares that is different than the number of Auction Rate Preferred Shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next business day (which is also a distribution payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members.

DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.

        The auctions for Auction Rate Preferred Shares will normally be held every 7 days, and a rate period will normally begin on the following business day.

        If an auction date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

        If a distribution payment date is not a business day because the NYSE is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the distribution payable on such date cannot be paid for any such reason, then:

  •
  the distribution payment date for the affected rate period will be the next business day on which the Fund and its paying agent, if any, can pay the distribution;

  •
  the affected rate period will end on the day it otherwise would have ended; and

  •
  the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

        Additional Preferred Shares.    Although the Fund has no current intent to issue any additional preferred shares, any preferred shares issued pursuant to this Prospectus will be fixed rate preferred shares. Although the terms of any additional preferred shares that the Fund might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that any such preferred shares issued would be structured to pay dividends to the holders of the preferred shares at a fixed rate, as described in a Prospectus Supplement accompanying each preferred share offering. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such preferred shares would be similar to those stated below.

        Redemption, Purchase and Sale of Preferred Shares By the Fund.    The terms of any additional preferred shares are expected to provide that (i) they are redeemable by the Fund at any time (either after the date of initial issuance, or after some period of time following initial issuance) in whole or in part at the original purchase price per share plus accumulated dividends per share, (ii) the Fund may tender for or purchase the preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of preferred shares by the Fund will increase that leverage.

        Asset Maintenance Requirements.    The Fund must satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, debt or preferred shares may be issued only if immediately after such issuance the value of the Fund's total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

        The Fund expects that it will be required under the terms of any additional preferred shares to determine, on a periodic basis, whether it has an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act as of any applicable measurement date and such failure is not cured within the time period set forth in the terms of such preferred shares, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares sufficient to satisfy such asset coverage. See "Redemption Procedures" below.

        Distributions.    Holders of any additional preferred shares will be entitled to receive, out of funds legally available therefore, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

        Restrictions on Dividends and Other Distributions for the Preferred Shares.    So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

  •
  the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund's outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

  •
  the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund's Governing Documents; and

  •
  after making the distribution, the Fund meets applicable asset coverage requirements described under "Preferred Shares—Asset Maintenance Requirements."

        No complete distribution due for a particular dividend period will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund's obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

        Mandatory Redemption Relating to Asset Coverage Requirements.    The Fund may, at its option, consistent with the Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

  •
  the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on an applicable measurement date and such failure is not cured on or before a specified period of time following such failure; or

  •
  the Fund fails to maintain the asset coverage requirements as calculated in accordance with any applicable rating agency guidelines as of any applicable valuation date, and such failure is not cured on or before a specified period of time after such valuation date.

        The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the terms of each existing series of preferred shares or the Prospectus Supplement accompanying the issuance of any series of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus any applicable redemption premium determined by the Board and included in the terms of such preferred shares.

        If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

        If fewer than all of the Fund's outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents, the 1940 Act, and applicable law, will select the one or more series of preferred from which shares will be redeemed and the amount of preferred to be redeemed from each such series. If fewer than all shares of a series of preferred are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

        The Prospectus Supplement relating to any additional series of preferred shares will contain additional information regarding applicable mandatory redemption provisions.

        Optional Redemption.    The Fund expects that any additional series of preferred shares it issues will not be subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a RIC under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such preferred shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date plus any premium specified in or pursuant to the terms of such preferred shares. Such redemptions are expected to be subject to notice requirements set forth in an applicable Prospectus Supplement and the limitations of the Governing Documents, the 1940 Act and applicable law.

        The holders of preferred shares will not have the right to redeem any of their shares at their option except to the extent specified in the terms of such preferred shares.

        Liquidation Rights.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

        Voting Rights.    Except as otherwise stated in this Prospectus, specified in the Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

        In connection with the election of the Fund's Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares (as defined in the 1940 Act), voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Additionally, the affirmative vote of the holders of a majority of the outstanding preferred shares (as defined in the 1940 Act), voting as a separate class, will be required to amend, alter or repeal any of the provisions of the terms of such preferred shares so as to in the aggregate adversely affect the rights and preferences set forth in the terms of such preferred shares. The class votes of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

        With respect to any preferred shares rated by a rating agency, additional or different voting provisions may apply and such additional or different voting provisions will be set forth in the terms for such preferred shares and described in the applicable Prospectus Supplement. The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody's and/or S&P (or such other rating agency then rating the preferred shares at the request of the Fund), as the case may be, or is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then current rating of the preferred shares.

        The foregoing voting provisions will not apply to any series of preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

        The discussion above describes the possible offering of additional preferred shares by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Subscription Rights

        General.    We may issue subscription rights to holders of our common and/or preferred shares to purchase common and/or preferred shares; provided, however, that we will not issue subscription rights to preferred shareholders to buy common shares at a price less than the current net asset value of the common shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common and/or preferred shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders, as applicable, as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

        The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

  •
  the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the number of such subscription rights issued in respect of each common share;

  •
  the number of rights required to purchase a single preferred share;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

        Exercise of Subscription Rights.    Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement we would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Outstanding Securities

        The following information regarding the Fund's authorized shares is as of June 30, 2017.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	—	7,651,507
Preferred Shares	Unlimited	—	667

ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

        Under the Maryland Statutory Trust Act, the Fund's shareholders are entitled to the same limitation of personal liability as is extended to stockholders of a corporation organized under the Maryland General Corporation Law. There is a remote possibility, however, that the Fund's shareholders could, under certain circumstances, be held liable for the Fund's obligations to the extent the courts of another jurisdiction refused to recognize such limited liability. The Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property of any shareholder held liable on account of being or having been a shareholder of the Fund. Thus, the risk of your incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Maryland statutory trust law concerning limited liability of shareholders of a Maryland statutory trust, the complaining party is held not to be bound by any disclaimer of shareholder liability and the Fund is unable to meet its indemnification obligations.

        The Fund's Governing Documents contain provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to an open end fund, including, but not limited to, the following:

  •
  The Fund's Board is divided into three classes. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of the Declaration of Trust could delay for at least two years the replacement of a majority of the Board.

  •
  The number of the Fund's trustees is currently five. However, the Board may increase the number of trustees. Vacancies on the Board, including vacancies caused by an expansion of the Board, may be filled by a majority action of the trustees then in office, except as required by 1940 Act. Furthermore, under the Fund's Bylaws, so long as the number of trustees shall be five or greater, at least two trustees are required to be Managing Trustees, meaning that such trustees are required to be individuals who have been employees, officers or trustees of the Advisor or involved in the day-to-day activities of the Fund during the one year prior to their election. These provisions of the Declaration of Trust may prevent a change in the majority of the Board for longer than two years.

  •
  The Fund's trustees may only be removed from office (a) for "Cause" only, and not without "Cause," by the affirmative vote of all the remaining trustees or (b) for "Cause" only, and not without "Cause," by the action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee. "Cause", under the Declaration of Trust and Bylaws, means, with respect to any particular trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such trustee caused demonstrable, material harm to us through bad faith or active and deliberate dishonesty.

  •
  The Fund's Bylaws provide that except as may be mandated by 1940 Act or any other applicable law or the listing requirements of the principal exchange on which the Fund's common shares are listed, subject to the voting rights of any class or series of the Fund's shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in an uncontested election of trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in a contested election (which is an election at which the number of nominees exceeds the number of trustees to be elected).

  •
  The Declaration of Trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of the Fund's shares and contains other limitations on the ownership of the Fund's shares. Any transfer of common shares that would violate the ownership limitations will be designated as "shares-in-trust" and transferred automatically to a charitable trust. The beneficiary of such trust will be one or more charitable organizations named by the Fund. Additionally, transfers of the Fund's shares that violate the ownership limitations in the Declaration of Trust may be deemed void.

  •
  The Declaration of Trust provides for various regulatory and disclosure requirements affecting the Fund or any of its subsidiaries that shareholders are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in the Fund or actions affecting the Fund, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on the Fund or any subsidiary of the Fund or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with the Fund to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of the Fund or any subsidiary of the Fund; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares necessary to cause the application of such requirement or regulation to not apply to the Fund or any subsidiary of the Fund; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of the Fund's shares by not later than the 10th day after triggering such requirement or regulation, then any shares of the Fund beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

  •
  Except as otherwise described in this Prospectus, the following actions require the affirmative vote or consent of a majority of the trustees then in office, and, except where a different voting standard is required by 1940 Act or any other applicable law, the affirmative vote of at least a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present:

  •
  the merger or consolidation or share exchange of the Fund with or into any other entity (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or of any such entity with or into the Fund;

  •
  the sale, lease or transfer of all or substantially all of the Fund's assets; or

  •
  the Fund's liquidation or termination.

  •
  The Declaration of Trust further provides that, if any of the actions described above are approved by 75% of the trustees then in office, then no shareholder approval will be required for such actions except to the extent shareholder approval is required by applicable law. If approval by shareholders is required by applicable law, the vote required shall be a majority (or the lowest proportion permitted if higher than a simple majority) of votes cast or, if applicable law does not permit approval by a percentage of votes cast, the vote required shall be a majority (or the lowest proportion permitted if higher than a simple majority) of shares outstanding and entitled to vote.

  •
  The Fund's conversion, whether by merger or otherwise, from a closed-end investment company to an open-end investment company requires the affirmative vote or consent of at least 75% of each class of shares outstanding and entitled to vote on the matter and 75% of the Trustees then in office.

  •
  Any amendment to the Declaration of Trust (excluding certain amendments that may be approved by the trustees without any action by shareholders) requires the affirmative vote of a majority of Trustees then in office and at least 75% of the shares outstanding and entitled to vote (by class or series or in combination as may be established in the Bylaws or by the Board of Trustees).

  •
  Notwithstanding the provisions described above, the Declaration of Trust provides that the granting of a pledge or security interest in all or substantially all of the Fund's assets may be done by majority vote of the trustees then in office, and without shareholder approval, in connection with the use of leverage.

  •
  The Fund's Bylaws provide that, with respect to matters brought before a meeting of shareholders, other than the election of trustees, except as where a different voting standard is required by 1940 Act or any other applicable law, by the listing requirements of the principal exchange on which the Fund's common shares are listed or by a specific provision of the Declaration of Trust as described above, (a) if the matter is approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees (as such term may be defined in our Bylaws from time to time) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter.

  •
  Except as otherwise required by 1940 Act, the Fund's Bylaws may be amended by our Board without shareholder approval.

  •
  The Fund's Bylaws contain provisions which generally prevent shareholder nominations of trustees and proposals of other business from being considered at shareholder annual meetings unless specified or requested information is provided and the Fund receives notice of these matters at least 120 days and not more than 150 days, prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. Shareholder nominations and proposals must also be made in compliance with other requirements set forth in the Declaration of Trust and Bylaws, including requirements as to shareholdings and holding periods with respect to such holdings.

  •
  The Fund's Governing Documents permit shareholder meetings to be called only by the Board, subject to the provisions of applicable law.

        The shareholder votes required to approve certain matters requiring shareholder approval under the Governing Documents are higher than those required by 1940 Act, subject to exception.

        The Fund's Bylaws also expressly authorize the chairperson of a shareholders' meeting to adjourn the meeting for any reason deemed necessary by the chairperson including, without limitation, if (i) no quorum is present for the transaction of the business, (ii) the Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (iii) the Board or the chairperson of the meeting determines that adjournment or conclusion is otherwise in the best interests of the Fund.

        The Declaration of Trust provides that shareholders will be liable to and indemnify the Fund from and against, all costs and expenses, including reasonable attorneys' and other professional fees, arising from a shareholder's breach of or failure to fully comply with any covenant, condition or provision of the Declaration of Trust or Bylaws or any action against the Fund in which the shareholder is not the prevailing party. Under the Declaration of Trust, any amounts owed by a shareholder pursuant to the previous sentence accrue interest from the date the costs are incurred until the date of payment at a rate equal to the lesser of our highest marginal borrowing rate, and the maximum amount permitted by law.

        The provisions of the Declaration of Trust and Bylaws described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with the Fund's management and the Board regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. There are other provisions of the Declaration of Trust and Bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read the Declaration of Trust and Bylaws on file with the SEC for the full text of these provisions.

CLOSED-END FUND STRUCTURE

        The Fund operates as a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

        Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the net asset value.

 RIGHTS OFFERINGS

        The Fund may in the future, and at its discretion, choose to make offerings to its common shareholders or its preferred shareholders of subscription rights to purchase common and/or preferred shares; provided, however, that the Fund will not issue subscription rights to preferred shareholders to buy common shares at a price less than the current net asset value of the common shares. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund's Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders' preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

 TAXATION

        The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred shareholders. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in the Fund's subscription rights to acquire shares of the Fund's stock. The tax consequences of such an investment will be discussed in a relevant Prospectus Supplement.

        This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the IRS and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning large positions in the Fund), nor does this discussion address any state, local or foreign tax concerns.

        The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

        The Fund has elected to be treated and has qualified as, and intends to continue to qualify annually as, a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things:

            (i)  derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and

           (ii)  diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

        To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a Qualified Publicly Traded Partnership), we generally must include the items of gross income derived by the partnerships for purposes of the 90% income test, and the income that is derived from a partnership (other than a Qualified Publicly Traded Partnership) will be treated as qualifying income for purposes of the 90% income test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a Qualified Publicly Traded Partnership) in which we are a partner for purposes of the asset diversification tests.

        As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

        The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the shareholder's income less the tax deemed paid by the shareholder under clause (ii).

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

        Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or QDI into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders.

        If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

        The Fund expects to take the position that under present law any preferred shares that it issues will constitute equity rather than debt of the Fund for U.S. federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that such preferred shares constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If that position were upheld, distributions on the Fund's preferred shares would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The following discussion assumes that any preferred shares issued by the Fund will be treated as equity.

        Distributions paid to you by the Fund from its investment company taxable income (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the DRD in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as QDI eligible to be taxed at long term capital gains rates to the extent that the Fund receives QDI. QDI is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. Distributions from REITs generally do not qualify for the DRD or as QDI. Accordingly, there can be no assurance as to what portion, if any, of the Fund's distributions will be eligible for the DRD or for the reduced rates applicable to QDI.

        Distributions made to you from net capital gain ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned your Fund shares. Long term capital gain of individuals is generally subject to reduced U.S. federal income tax rates.

        Distributions in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund's earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund's preferred shares, and then to the Fund's common shares.

        The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, QDI) for each tax year based upon the percentage of total dividends distributed to each class for such year.

        Generally, after the close of the calendar year, the Fund will provide you with a written notice reporting the amount of any QDI or capital gain dividends and other distributions.

        Except in the case of a redemption (the consequences of which are described in the SAI under "Taxation—Taxation of Shareholders"), the sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a shareholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

        The Fund may be required to withhold U.S. federal income tax on all taxable distributions and repurchase or redemption proceeds payable to non-corporate shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

 SECONDARY MARKET SUPPORT SERVICES

        Destra Capital Investments LLC ("Destra") provides the Fund with secondary market support services in connection with its on-going operations. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE American specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra a service fee in an annual amount equal to 0.05% of the Fund's average daily Managed Assets. The terms of this agreement were in effect for an initial period of six months beginning December 14, 2012, and continues thereafter for successive one year periods unless the Fund terminates the agreement. This agreement currently remains in effect.

CUSTODIAN, TRANSFER AGENT, AUCTION AGENT
AND DIVIDEND PAYING AGENT

        The custodian of the assets of the Fund is State Street Bank and Trust Company ("State Street" or the "Custodian"), whose principal business address is One Lincoln Street, Boston, Massachusetts 02111. The Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Fund's accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

        Wells Fargo Bank, N.A., Shareowner Services, ("Wells Fargo"), located at P.O. Box 64854, St. Paul, Minnesota 55164-0854, serves as the Fund's transfer agent, as well as dividend paying agent, with respect to the common shares of the Fund.

        The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the Fund's transfer agent, as well as auction agent and dividend paying agent, with respect to the Auction Rate Preferred Shares of the Fund.

PLAN OF DISTRIBUTION

        We may sell securities through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

        The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

        We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

        In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

        If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

        To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

  •
  An overallotment in connection with an offering creates a short position in the securities for the underwriter's own account.

  •
  An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the securities.

  •
  Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

  •
  The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

        Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

        Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

        Any fixed rate preferred shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE American.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

        If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

        To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

        A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

        In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

        Certain legal matters will be passed on by Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, MD 21202 in connection with the offering of the Fund's securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young, LLP, whose principal business address is 200 Clarendon Street, Boston, Massachusetts 02116, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION

        The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

        The Fund's common shares are listed on the NYSE American. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE American, 11 Wall Street, New York, New York, 10005.

        This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

        The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

  What information the Fund collects and shares:

        The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

  The Fund collects this information from the following sources:

        The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

  How the Fund shares your information:

        The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non-financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

  How the Fund protects your information:

        The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

  Customers of financial intermediaries:

        Please note that if you hold shares of the Fund through a financial intermediary such as a broker-dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

  Questions?

        If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

        An SAI dated as of [    •    ], 2017, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by calling the Fund toll-free at (617) 332-9530. The Table of Contents of the SAI is as follows:

 Appendix A

RATINGS OF INVESTMENTS

        Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

        A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

        Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

  •
  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  •
  Nature of and provisions of the obligation;

  •
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

        AAA    An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA    An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A    An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB    An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB    An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B    An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC    An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC    An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

        C    An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

        D    An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

        NR    This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

        The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

        A-1    A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2    A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3    A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B    A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

        C    A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D    A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

        L    Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

        p    This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

        pi    Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' suffix. Ratings with a 'pi' suffix are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

        prelim Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

  •
  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

  •
  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

  •
  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

  •
  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P's opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

  •
  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

  •
  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

        t    This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Municipal Short-Term Note Ratings Definitions

        A Standard & Poor's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

  •
  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

  •
  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

        Note rating symbols are as follows:

          SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

        Moody's Investors Service, Inc.—A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Obligation Ratings

        Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

        Aaa    Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

        Aa    Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

        A    Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

        Baa    Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

        Ba    Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

        B    Obligations rated B are considered speculative and are subject to high credit risk.

        Caa    Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

        Ca    Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

        C    Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

        Note:    Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Short-Term Obligation Ratings

        Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

          P-1    Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

          P-2    Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

          P-3    Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

          NP    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

        There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

        MIG1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

        MIG2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

        MIG3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

        SG    This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

        e    Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody's has licensed to certain third parties the right to generate "Expected Ratings." Expected Ratings are designated by an "e" after the rating code, and are intended to anticipate Moody's forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody's rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note's program rating). Expected Ratings will exist only until Moody's confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody's encourages market participants to contact Moody's Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody's to confirm an Expected Rating.

        (P)    Provisional Ratings. As a service to the market and at the request of an issuer, Moody's will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction's structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

        #    Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

        WR    Withdrawn. When Moody's no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody's Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

        NR    Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

        NAV    Not Available. An issue that Moody's has not yet rated is denoted by the NAV symbol.

        TWR    Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

        Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

        Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

        In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

        AAA    Highest Credit Quality.    'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        AA    Very High Credit Quality.    'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        A    High Credit Quality.    'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

        BBB    Good Credit Quality.    'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

        BB    Speculative.    'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

        B    Highly speculative.    'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

        CCC    Substantial credit risk.    Default is a real possibility.

        CC    Very high levels of credit risk.    Default of some kind appears probable.

        C    Exceptionally high levels of credit risk.    Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a

        'C' category rating for an issuer include:

          a.     the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

          b.     the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

          c.     Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

        RD    Restricted default.    'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

          a.     the selective payment default on a specific class or currency of debt;

          b.     the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

          c.     the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

          d.     execution of a coercive debt exchange on one or more material financial obligations.

        D    Default.    'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

        Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

        "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

        In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

        Note:    The modifiers "+" or "–" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

        Specific limitations relevant to the structured, project and public finance obligation rating scale include:

  •
  The ratings do not predict a specific percentage of default likelihood over any given time period.

  •
  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

  •
  The ratings do not opine on the liquidity of the issuer's securities or stock.

  •
  The ratings do not opine on the possible loss severity on an obligation should an obligation should an issuer default.

  •
  The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

        Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

        A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

        F1    Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

        F2    Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

        F3    Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

        B    Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

        C    High short-term default risk. Default is a real possibility.

        RD    Restricted default.    Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

        D    Default.    Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

        Specific limitations relevant to the Short-Term Ratings scale include:

  •
  The ratings do not predict a specific percentage of default likelihood over any given time period.

  •
  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

  •
  The ratings do not opine on the liquidity of the issuer's securities or stock.

  •
  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

  •
  The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

        Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

$100,000,000

RMR Real Estate Income Fund

Common Shares

Preferred Shares

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Subscription Rights to Purchase Common and Preferred Shares

PROSPECTUS

                            , 2017

Filed Pursuant to Rule 497
Registration Statement No. 333-218384

PROSPECTUS SUPPLEMENT
(To Prospectus dated            , 2017)

            Shares

RMR Real Estate Income Fund

Common Shares of Beneficial Interest

        We are offering for sale [    •    ] shares of our common shares. Our common shares are traded on the NYSE American under the symbol "RIF". The last reported sale price for our common shares on [    •    ] , [    •    ] was $[    •    ] per share.

        You should review the information set forth under "Risk Factors and Special Considerations" in the accompanying Prospectus before investing in our common shares.

	Per Share	Total(1)

Public offering price	$	$

Underwriting discounts and commissions	$	$

Proceeds, before expenses, to us	$	$

(1)
The aggregate expenses of the offering are estimated to be $            , which represents approximately $            per share.

        [The underwriters may also purchase up to an additional [    •    ] common shares from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 45 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $[    •    ] and the total underwriting discounts and commissions would be $[    •    ]. The common shares will be ready for delivery on or about [    •    ], [    •    ].]

        You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling (617) 332-9530 or from the U.S. Securities and Exchange Commission's (the "SEC") website (http://www.sec.gov).

        Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

        You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

        In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, "Fund," "us," "our" and "we" refer to RMR Real Estate Income Fund. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

 TABLE OF FEES AND EXPENSES

        The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including preferred share offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[ ]	%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[ ]	%
Dividend Reinvestment and Cash Purchase Plan Fees	None	(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees		%(2)
Interest on Borrowed Funds		%(3)
Other Expenses		%(4)
Total Annual Fund Operating Expenses		%
Dividends on Preferred Shares		%(5)

Total Annual Expenses and Dividends on Preferred Shares		%(2)

(1)
Shareholders participating in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") do not incur any additional fees. However, each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases or sales of the Fund's shares pursuant to the Plan. See "Dividend Reinvestment and Cash Purchase Plan."

(2)
The Advisor's fee is a monthly fee computed at an annual rate of 0.85% of the Fund's average daily Managed Assets. The Fund's Managed Assets are equal to the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. Consequently, since the Fund has preferred shares and borrowings outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.

(3)
Assumes the issuance of $[    •    ] million in common shares and borrowing from financial institutions representing [    •    ]% of Managed Assets at an annual interest expense to the Fund of [    •    ]%, which is based on the interest rate currently applicable under the Fund's existing credit facility with BNP Paribas Prime Brokerage International Limited ("PBL"). The actual amount of interest expense borne by the Fund will vary over time in accordance with variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes.

(4)
"Other Expenses" are based on estimated amounts for the current fiscal year assuming completion of the proposed issuance. During the Fund's current fiscal year that ends on December 31, 2017 it incurred a one-time non-recurring expense equal to [    •    ]% of its net assets attributable to common shares that was fully reimbursed by the Advisor and which is therefore not reflected in "Other Expenses." If this one-time non-recurring reimbursed expense were included, estimated "Other Expenses" would amount to [    •    ]%, estimated Total Annual Expenses would amount

  to [    •    ]% and estimated Total Annual Expense and Dividends on Preferred Shares would amount to [    •    ]% of net assets attributable to common shares.

(5)
Dividends on preferred shares represent the distributions on the Fund's outstanding Auction Rate Preferred Shares assuming the current annual dividend rate of [    •    ]%. The actual amount of dividends paid on the Fund's existing Auction Rate Preferred Shares will vary over time in accordance with variations in market interest rates since the dividend rate on the Fund's existing Auction Rate Preferred Shares is reset in weekly auctions.

Example

        The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred

USE OF PROCEEDS

        We estimate the total net proceeds of the offering to be $[    •    ] based on the public offering price of $[    •    ] per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

        The Fund will invest the net proceeds of any offering in accordance with the Fund's investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

PRICE RANGE OF COMMON SHARES

        The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE American per share of our common shares and the net asset value and the premium or discount from

*
The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Corresponding Net Asset Value ("NAV") Per Share		Corresponding Premium or (Discount) as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
June 30, 2017	$22.11	$20.86	$26.34	$25.51	(16.1)%	(18.2)%
March 31, 2017	21.76	20.01	26.68	24.83	(18.4)%	(19.4)%
December 31, 2016	21.79	18.93	26.33	23.87	(17.2)%	(20.7)%
September 30, 2016	22.60	21.12	28.38	26.17	(20.4)%	(19.3)%
June 30, 2016	21.41	18.91	26.72	23.99	(19.9)%	(21.2)%
March 31, 2016	19.30	15.99	24.53	20.36	(21.3)%	(21.5)%
December 31, 2015	19.50	18.04	24.25	22.42	(19.6)%	(19.5)%
September 30, 2015	19.52	17.53	24.41	21.76	(20.0)%	(19.4)%
June 30, 2015	21.53	18.47	26.29	23.21	(18.1)%	(20.4)%
March 31, 2015	22.69	20.59	27.47	25.00	(17.4)%	(17.6)%

        The last reported price for our common shares on July 26, 2017 was $22.01 per share. As of July 26, 2017, the net asset value per share of the Fund's common shares was $26.05.

PLAN OF DISTRIBUTION

        [To be provided.]

LEGAL MATTERS

        Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with the offering of the common shares.

RMR Real Estate Income Fund

Common Shares

PROSPECTUS SUPPLEMENT

                        , 2017

Filed Pursuant to Rule 497
Registration Statement No. 333-218384

PROSPECTUS SUPPLEMENT
(To Prospectus dated            , 2017)

            Shares

RMR Real Estate Income Fund

Series            Preferred Shares

        We are offering for sale [    •    ] shares of our Series [    •    ] Preferred Shares, par value $0.001 per share. Our common shares are traded on the NYSE American under the symbol "RIF". The last reported sale price for our common shares on [    •    ], [    •    ] was $[    •    ] per share.

        You should review the information set forth under "Risk Factors and Special Considerations" in the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total(1)

Public offering price	$	$

Underwriting discounts and commissions	$	$

Proceeds, before expenses, to us	$	$

(1)
The aggregate expenses of the offering are estimated to be $      , which represents approximately $      per share.

        The Underwriters are expected to deliver the Series [    •    ] Preferred in book-entry form through the Depository Trust Company on or about [    •    ].

        You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively.

        In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, "Fund," "us," "our" and "we" refer to RMR Real Estate Income Fund. This Prospectus Supplement also includes trademarks owned by other persons.

                        ,

Prospectus Supplement

Page
TERMS OF THE SERIES PREFERRED SHARES	Q-3
USE OF PROCEEDS	Q-4
CAPITALIZATION	Q-4
ASSET COVERAGE RATIO	Q-4
SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES PREFERRED	Q-4
TAXATION	Q-4
UNDERWRITING	Q-4
LEGAL MATTERS	Q-4

 TERMS OF THE SERIES            PREFERRED SHARES

Dividend Rate	The dividend rate for the initial dividend period will be %.
Dividend Payment Rate	Dividends will be paid when, as and if declared on , , and , commencing . The payment date for the initial dividend period will be .
Liquidation Preference	$ per share
[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .]
[Stock Exchange Listing]

 USE OF PROCEEDS

        We estimate the total net proceeds of the offering to be $            , based on the public offering price of $            per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us. The Fund will invest the net proceeds of any offering in accordance with the Fund's investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

        [To be provided.]

ASSET COVERAGE RATIO

        As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund's preferred shares, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately        %.

SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES            PREFERRED

        Reinvestment Risk.    The Fund may at any time redeem shares of Series            Preferred Shares to the extent necessary to meet regulatory asset coverage requirements. For example, if the value of the Fund's investment portfolio declines, thereby reducing the asset coverage for the Series            Preferred Shares, the Fund may be obligated under the terms of the Series            Preferred Shares to redeem shares of the Series            Preferred Shares. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the Series            Preferred Shares.

        Distribution Risk.    The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Series            Preferred Shares.

        Redemption Risk.    The Series            Preferred Shares is not an obligation of the Fund. The Series            Preferred Shares is junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series            Preferred Shares for the full redemption price.

TAXATION

        [To be provided.]

UNDERWRITING

        [To be provided.]

LEGAL MATTERS

        Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with the offering of the preferred shares.

RMR Real Estate Income Fund

Preferred Shares

PROSPECTUS SUPPLEMENT

                        , 2017

Filed Pursuant to Rule 497
Registration Statement No. 333-218384

PROSPECTUS SUPPLEMENT
(To Prospectus dated            , 2017)

RMR Real Estate Income Fund

Rights for            Shares

Subscription Rights to Purchase Common Shares

        We are issuing subscription rights to our [common] [preferred] shareholders to purchase our common shares. Our common shares are traded on the NYSE American under the symbol "RIF". The last reported sale price for our common shares on            ,             was $            per share.

        You should review the information set forth under "Risk Factors and Special Considerations" in the accompanying Prospectus before investing in our common shares.

	Per Share	Total(1)

Subscription price of Common Shares	$	$

Underwriting discounts and commissions	$	$

Proceeds, before expenses, to us	$	$

(1)
The aggregate expenses of the offering are estimated to be $            , which represents approximately $            per share.

        You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling (617) 332-9530 or from the U.S. Securities and Exchange Commission's (the "SEC") website (http://www.sec.gov).

        Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

        SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND'S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.             ,

        The common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about            , 2017. If the offer is extended, the common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about            , 2017.

The date of this Prospectus Supplement is                        , 2017

        You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates.

        In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, "Fund," "us," "our" and "we" refer to RMR Real Estate Income Fund. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

 SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]
Amount Available for Primary Subscription	$[ ]
Title	Subscription Rights to Purchase Common Shares
Subscription Price	Rights may be exercised at a price of $ per common share (the "Subscription Price"). See "Terms of the Offer."
Record Date	Rights will be issued to holders of record of the Fund's [Common] [Preferred] Shares on , 2017 (the "Record Date"). See "Terms of the Offer."
Number of Rights Issued	Right will be issued in respect of each share of [Common] [Preferred] Stock of the Fund outstanding on the Record Date. See "Terms of the Offer."
Number of Rights Required to Purchase One Common Share
A holder of Rights may purchase common shares of the Fund for every Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See "Terms of the Offer."
Over-Subscription Privilege	[To be provided.]
Transfer of Rights	[To be provided.]
Subscription Period
The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , 2017 (the "Expiration Date") (the "Subscription Period"). See "Terms of the Offer" and "Method of Exercise of Rights."
Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See "Use of Proceeds."
Sale of Rights	[To be provided.]
Use of Proceeds
The Fund estimates the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Subscription Price per share of $ and assumes all new common shares offered are sold and that the expenses related to the Offer estimated at approximately $[ ] are paid.

The Advisor anticipates that investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund's investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. See "Use of Proceeds."
Rights Agent	[To be provided.]

DESCRIPTION OF THE RIGHTS OFFERING

        [To be provided.]

 TABLE OF FEES AND EXPENSES

        The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[ ]	%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[ ]	%
Dividend Reinvestment and Cash Purchase Plan Fees	None	(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees		%(2)
Interest on Borrowed Funds		%(3)
Other Expenses		%(4)
Total Annual Fund Operating Expenses		%
Dividends on Preferred Shares		%(5)

Total Annual Expenses and Dividends on Preferred Shares		%(2)

(1)
Shareholders participating in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") do not incur any additional fees. However, each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases or sales of the Fund's shares pursuant to the Plan. See "Dividend Reinvestment and Cash Purchase Plan."

(2)
The Advisor's fee is a monthly fee computed at an annual rate of 0.85% of the Fund's average daily Managed Assets. The Fund's Managed Assets are equal to the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. Consequently, since the Fund has preferred shares and borrowings outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.

(3)
Assumes the issuance of $[    •    ] million in common shares and borrowing from financial institutions representing [    •    ]% of Managed Assets at an annual interest expense to the Fund of [    •    ]%, which is based on the interest rate currently applicable under the Fund's existing credit facility with PBL. The actual amount of interest expense borne by the Fund will vary over time in accordance with variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes.

(4)
"Other Expenses" are based on estimated amounts for the current fiscal year assuming completion of the proposed issuance. During the Fund's current fiscal year that ends on December 31, 2017 it incurred a one-time non-recurring expense equal to [    •    ]% of its net assets attributable to common shares that was fully reimbursed by the Advisor and which is therefore not reflected in "Other Expenses." If this one-time non-recurring reimbursed expense were included, estimated "Other Expenses" would amount to [    •    ]%, estimated Total Annual Expenses would amount to [    •    ]% and estimated Total Annual Expense and Dividends on Preferred Shares would amount to [    •    ]% of net assets attributable to common shares.

(5)
Dividends on preferred shares represent the distributions on the Fund's outstanding Auction Rate Preferred Shares assuming the current annual dividend rate of [    •    ]%. The actual amount of dividends paid on the Fund's existing Auction Rate Preferred Shares will vary over time in accordance with variations in market interest rates since the dividend rate on the Fund's existing Auction Rate Preferred Shares is reset in weekly auctions.

Example

        The following example illustrates the expenses (including the maximum estimated sales load of $[            ] and estimated offering expenses of $[            ] from the issuance of $[            ] million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred

USE OF PROCEEDS

        We estimate the net proceeds of the offering to be $ [                        ], based on the Subscription Price per share of $[                        ], assuming all new shares of Common Shares offered are sold and that the expenses related to the Offer estimated at approximately $[                        ] are paid and after deduction of the underwriting discounts and commissions. The Fund will invest the net proceeds of any offering in accordance with the Fund's investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

        [To be provided.]

PRICE RANGE OF COMMON SHARES

        The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE American per share of our common shares and the net asset value and the premium or discount from

*
The example should not be considered a representation of future expenses.    The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Corresponding Net Asset Value ("NAV") Per Share		Corresponding Premium or (Discount) as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
June 30, 2017	$22.11	$20.86	$26.34	$25.51	(16.1)%	(18.2)%
March 31, 2017	21.76	20.01	26.68	24.83	(18.4)%	(19.4)%
December 31, 2016	21.79	18.93	26.33	23.87	(17.2)%	(20.7)%
September 30, 2016	22.60	21.12	28.38	26.17	(20.4)%	(19.3)%
June 30, 2016	21.41	18.91	26.72	23.99	(19.9)%	(21.2)%
March 31, 2016	19.30	15.99	24.53	20.36	(21.3)%	(21.5)%
December 31, 2015	19.50	18.04	24.25	22.42	(19.6)%	(19.5)%
September 30, 2015	19.52	17.53	24.41	21.76	(20.0)%	(19.4)%
June 30, 2015	21.53	18.47	26.29	23.21	(18.1)%	(20.4)%
March 31, 2015	22.69	20.59	27.47	25.00	(17.4)%	(17.6)%

        The last reported price for our common shares on July 26, 2017 was $22.01 per share. As of July 26, 2017, the net asset value per share of the Fund's common shares was $26.05.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

        [To be provided.]

TAXATION

        [To be provided.]

LEGAL MATTERS

        Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with this rights offering.

RMR Real Estate Income Fund

            Common Shares

Issuable Upon Exercise of Rights to
Subscribe to Such Common Shares

PROSPECTUS SUPPLEMENT

                        , 2017

Filed Pursuant to Rule 497
Registration Statement No. 333-218384

PROSPECTUS SUPPLEMENT
(To Prospectus dated                                    , 2017)

RMR Real Estate Income Fund

            Rights for            Shares

Subscription Rights to Purchase
        % Series [        ] [        ] Preferred Shares

        We are issuing subscription rights to our [common] [preferred] shareholders to purchase our         % Series [        ] [        ] Preferred Shares. Our common shares are traded on the NYSE American under the symbol "RIF". The last reported sale price for our common shares on                        ,    was $            per share.

        You should review the information set forth under "Risk Factors and Special Considerations" in the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total(1)

Subscription price of Preferred Shares	$	$

Underwriting discounts and commissions	$	$

Proceeds, before expenses, to us	$	$

(1)
The aggregate expenses of the offering are estimated to be $            , which represents approximately $            per share.

        You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling (617) 332-9530 or from the U.S. Securities and Exchange Commission's (the "SEC") website (http://www.sec.gov).

        Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

        The preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about                        , 2017. If the offer is extended, the preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about                        , 2017.

The date of this Prospectus Supplement is                        , 2017

        You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates.

        In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, "Fund," "us," "our" and "we" refer to RMR Real Estate Income Fund. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

Page
SUMMARY OF THE TERMS OF THE RIGHTS OFFERING	T-3
TERMS OF THE SERIES PREFERRED SHARES	T-4
DESCRIPTION OF THE RIGHTS OFFERING	T-4
USE OF PROCEEDS	T-4
CAPITALIZATION	T-4
ASSET COVERAGE RATIO	T-4
SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS	T-4
TAXATION	T-4
UNDERWRITING	T-4
LEGAL MATTERS	T-4

 SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]
Amount Available for Primary Subscription	$[ ]
Title	Subscription Rights to Purchase Series [ ] Preferred Shares
Exercise Price	Rights may be exercised at a price of $ per preferred share (the "Subscription Price"). See "Terms of the Offer."
Record Date	Rights will be issued to holders of record of the Fund's [common] [preferred] shares on , 2017 (the "Record Date"). See "Terms of the Offer."
Number of Rights Issued	Right[s] will be issued in respect of each share of [common] [preferred] shares of the Fund outstanding on the Record Date. See "Terms of the Offer."
Number of Rights Required to Purchase One Preferred Share
A holder of Rights may purchase preferred share of the Fund for every Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See "Terms of the Offer."
Over-Subscription Privilege	[To be provided.]
Transfer of Rights	[To be provided.]
Exercise Period
The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , 2017 (the "Expiration Date") (the "Subscription Period"). See "Terms of the Offer" and "Method of Exercise of Rights."
Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See "Use of Proceeds."
Sale of Rights	[To be provided.]
Use of Proceeds
The Fund estimates the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Exercise Price per share of $ and assumes all new shares of Series [ ] Preferred Shares offered are sold and that the expenses related to the Offer estimated at approximately $ [ ] are paid.

The Advisor anticipates that investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund's investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. See "Use of Proceeds."
Rights Agent	[To be provided.]

 TERMS OF THE SERIES      PREFERRED SHARES

Dividend Rate	The dividend rate for the initial dividend period will be %.
Dividend Payment Rate	Dividends will be paid when, as and if declared on , , , and , commencing . The payment date for the initial dividend period will be .
Liquidation Preference	$ per share
Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .
Stock Exchange Listing

DESCRIPTION OF THE RIGHTS OFFERING

        [To be provided.]

USE OF PROCEEDS

        We estimate the net proceeds of the offering to be $[        ], based on the Subscription Price per share of $[        ], assuming all new shares of Series [            ] Preferred Shares offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid and after deduction of the underwriting discounts and commissions. The Fund will invest the net proceeds of any offering in accordance with the Fund's investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

        [To be provided.]

ASSET COVERAGE RATIO

        As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund's preferred shares, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately [                        ]%.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

        [To be provided.]

TAXATION

        [To be provided.]

UNDERWRITING

        [To be provided.]

LEGAL MATTERS

        Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, in connection with this rights offering.

RMR Real Estate Income Fund

            Preferred Shares

Issuable Upon Exercise of Rights to
Subscribe to Such Preferred Shares

PROSPECTUS SUPPLEMENT

                        , 2017

Filed Pursuant to Rule 497(e)
Registration Statement No. 333-218384

PROSPECTUS SUPPLEMENT
(To Prospectus dated            , 2017)

RMR Real Estate Income Fund

            Rights for            Shares

Subscription Rights to Purchase Common Shares and Preferred Shares

        We are issuing subscription rights to our [common] [preferred] shareholders to purchase additional common shares and newly issued preferred shares. Our common shares are traded on the NYSE American under the symbol "RIF". The last reported sale price for our common shares on      ,      was $      per share.

        You should review the information set forth under "Risk Factors and Special Considerations" in the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total(1)

Subscription price per common share to holders exercising Rights	$	$

Subscription price per preferred share to holders exercising Rights	$	$

Underwriting discounts and commissions(1)	$	$

Proceeds, before expenses, to the Fund(2)	$	$

(1)
Based on a Dealer Manager solicitation fee of $[            ] per common share issued.

(2)
The aggregate expenses of the offering are estimated to be $            , which represents approximately $            per share.

        You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling (617) 332-9530 or from the U.S. Securities and Exchange Commission's (the "SEC") website (http://www.sec.gov).

        Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

        The preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about                        , 2017. If the offer is extended, the preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about                        , 2017.

The date of this Prospectus Supplement is                        , 2017

        You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates.

        In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, "Fund," "us," "our" and "we" refer to RMR Real Estate Income Fund. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

 SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]
Amount Available for Primary Subscription	$[ ]
Title	Subscription Rights to Purchase Common Shares and Preferred Shares
Subscription Price	Rights may be exercised at a price of $ per common share and $ per preferred share (the "Subscription Price"). See "Terms of the Offer."
Record Date	Rights will be issued to holders of record of the Fund's [common] [preferred] shares on , 2017 (the "Record Date"). See "Terms of the Offer."
Number of Rights Issued	Right will be issued in respect of each [common] [preferred] share of the Fund outstanding on the Record Date. See "Terms of the Offer."
Number of Rights Required to Purchase One Common Share and One Preferred Share
A holder of Rights may purchase common shares and preferred shares of the Fund for every Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See "Terms of the Offer."
Over-Subscription Privilege	[To be provided.]
Transfer of Rights	[To be provided.]
Subscription Period
The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , 2017 (the "Expiration Date") (the "Subscription Period"). See "Terms of the Offer" and "Method of Exercise of Rights."
Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See "Use of Proceeds."
Sale of Rights	[To be provided.]
Use of Proceeds
The Fund estimates the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Subscription Price per share of $ and assumes all new common shares and preferred shares offered are sold and that the expenses related to the Offer estimated at approximately $[ ] are paid.

The Advisor anticipates that investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund's investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. See "Use of Proceeds."
Rights Agent	[To be provided.]

 TERMS OF THE PREFERRED SHARES

Dividend Rate	The dividend rate for the initial dividend period will be %.
Dividend Payment Rate	Dividends will be paid when, as and if declared on , , , and , commencing . The payment date for the initial dividend period will be .
Liquidation Preference	$ per share
Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .
Stock Exchange Listing

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

 TABLE OF FEES AND EXPENSES

        The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[ ]	%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[ ]	%
Dividend Reinvestment and Cash Purchase Plan Fees	None	(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees		%(2)
Interest on Borrowed Funds		%(3)
Other Expenses		%(4)
Total Annual Fund Operating Expenses		%
Dividends on Preferred Shares		%(5)

Total Annual Expenses and Dividends on Preferred Shares		%(2)

(1)
Shareholders participating in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") do not incur any additional fees. However, each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases and sales of the Fund's shares pursuant to the Plan. See "Dividend Reinvestment and Cash Purchase Plan."

(2)
The Advisor's fee is a monthly fee computed at an annual rate of 0.85% of the Fund's average daily Managed Assets. The Fund's Managed Assets are equal to the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. Consequently, since the Fund has preferred shares and borrowings outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.

(3)
Assumes the issuance of $[    •    ] million in common shares and borrowing from financial institutions representing [    •    ]% of Managed Assets at an annual interest expense to the Fund of [    •    ]%, which is based on the interest rate currently applicable under the Fund's existing credit facility with PBL. The actual amount of interest expense borne by the Fund will vary over time in accordance with variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes.

(4)
"Other Expenses" are based on estimated amounts for the current fiscal year assuming completion of the proposed issuance. During the Fund's current fiscal year that ends on December 31, 2017 it incurred a one-time non-recurring expense equal to [    •    ]% of its net assets attributable to common shares that was fully reimbursed by the Advisor and which is therefore not reflected in "Other Expenses." If this one-time non-recurring reimbursed expense were included, estimated "Other Expenses" would amount to [    •    ]%, estimated Total Annual Expenses would amount to [    •    ]% and estimated Total Annual Expense and Dividends on Preferred Shares would amount to [    •    ]% of net assets attributable to common shares.

(5)
Dividends on preferred shares represent the distributions on the Fund's outstanding Auction Rate Preferred Shares assuming the current annual dividend rate of [    •    ]%, and estimated distributions on the Series [    •    ] Preferred Shares at an estimated annual rate of [    •    ]%, assuming the issuance of $[    •    ] of Series [    •    ] Preferred Shares. The actual amount of dividends paid on the Fund's existing Auction Rate Preferred Shares will vary over time in accordance with variations in market interest rates since the dividend rate on the Fund's existing Auction Rate Preferred Shares is reset in weekly auctions.

Example

        The following example illustrates the expenses (including the maximum estimated sales load of $[    ] and estimated offering expenses of $[    ] from the issuance of $[    ] million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred

USE OF PROCEEDS

        We estimate the net proceeds of the offering to be $[        ], based on the Subscription Price of $[        ] per common share and $[        ] per preferred share, assuming all new common shares and preferred shares offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid and after deduction of the underwriting discounts and commissions. The Fund will invest the net proceeds of any offering in accordance with the Fund's investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

        [To be provided.]

*
The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

\

PRICE RANGE OF COMMON SHARES

        The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE American per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Corresponding Net Asset Value ("NAV") Per Share		Corresponding Premium or (Discount) as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
June 30, 2017	$22.11	$20.86	$26.34	$25.51	(16.1)%	(18.2)%
March 31, 2017	21.76	20.01	26.68	24.83	(18.4)%	(19.4)%
December 31, 2016	21.79	18.93	26.33	23.87	(17.2)%	(20.7)%
September 30, 2016	22.60	21.12	28.38	26.17	(20.4)%	(19.3)%
June 30, 2016	21.41	18.91	26.72	23.99	(19.9)%	(21.2)%
March 31, 2016	19.30	15.99	24.53	20.36	(21.3)%	(21.5)%
December 31, 2015	19.50	18.04	24.25	22.42	(19.6)%	(19.5)%
September 30, 2015	19.52	17.53	24.41	21.76	(20.0)%	(19.4)%
June 30, 2015	21.53	18.47	26.29	23.21	(18.1)%	(20.4)%
March 31, 2015	22.69	20.59	27.47	25.00	(17.4)%	(17.6)%

        The last reported price for our common shares on July 26, 2017 was $22.01 per share. As of July 26, 2017, the net asset value per share of the Fund's common shares was $26.05.

ASSET COVERAGE RATIO

        As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund's preferred shares, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately [            ]%.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

        [To be provided.]

TAXATION

        [To be provided.]

UNDERWRITING

        [To be provided.]

LEGAL MATTERS

        Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with this rights offering.

RMR Real Estate Income Fund

            Common Shares and            Preferred Shares

Issuable Upon Exercise of Rights to
Subscribe to Such Common Shares and Preferred Shares

PROSPECTUS SUPPLEMENT

                        , 2017

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, dated July 27, 2017

RMR REAL ESTATE INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

        RMR Real Estate Income Fund (the "Fund") is a diversified, closed-end management investment company. This Statement of Additional Information ("SAI") does not constitute a prospectus, but should be read with the Fund's Prospectus relating thereto dated [    •    ], 2017, and as it may be supplemented (the "Prospectus"). This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before investing in the Fund's securities, and investors should obtain and read the Prospectus prior to purchasing such securities. This SAI incorporates by reference the entire Prospectus. A copy of the Prospectus and any supplement may be obtained without charge by calling (617) 332-9530. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission's (the "SEC") website (http://www.sec.gov) at no charge. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

        This SAI is dated [    •    ], 2017.

 THE FUND

        The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund is organized as a Maryland statutory trust. On April 18, 2017, the Fund was redomesticated as a Maryland statutory trust from a Delaware statutory trust. The Fund commenced its investment operations in December 2003 as "RMR Real Estate Fund." The common shares of the Fund are listed on the NYSE American under the symbol "RIF".

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

        Preferred Securities.    Preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid.

        However, many preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

        Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in which the Fund invests and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received reduction. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

        Floating Rate Securities.    The Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

        Convertible Preferred Securities.    Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

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        Debt Securities.    In addition to investing in preferred securities, the Fund may invest in corporate debt securities. Other debt securities in which the Fund may invest include investments in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non U.S. government or its agencies or instrumentalities. Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.

        Corporate Debt Obligations.    The Fund may invest in investment grade or below investment grade U.S. dollar denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Advisor may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

        U.S. Government Obligations.    The Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest bearing securities because investors receive no payment until maturity.

        Other obligations are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.

        Mortgage Backed and Asset Backed Securities.    Mortgage backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

        Other asset backed securities are structured like mortgage backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset backed securities to enforce its security interest in the underlying assets may be limited.

        If the Fund purchases a mortgage backed or other asset backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage backed or other asset backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans

2

underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.

        When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage backed or other asset backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to accurately predict the security's return.

        Collateralized Mortgage Obligations.    The Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a hybrid between a mortgage backed bond and a mortgage pass through security. A CMO is a type of mortgage backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

        CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by the U.S. Government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds, or Bonds. Proceeds of the Bond offering are used to purchase mortgages or mortgage pass through certificates, or Collateral. The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment.

        With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

        Municipal Securities.    The Fund may invest in municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Securities"). Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

        Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on

3

such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences.

        The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the "Code"), to pass through income from Municipal Securities as tax free to the Fund stockholders.

        Floating Rate Loans.    The Fund may invest in senior secured floating rate loans ("Senior Loans"). Senior Loans generally are made to corporations, partnerships and other business entities, or borrowers, which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a borrower's capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate, plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Fund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

        Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund's investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Advisor may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

        Bank Instruments.    The Fund may invest in certificates of deposits, time deposits and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. The Fund may invest in certificates of deposit (Eurodollar CDs) and time deposits (Eurodollar time deposits) of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

4

        Rights Offerings and Warrants to Purchase.    The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock.

        Stripped Securities.    Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

        Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.    Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

        Indexed and Inverse Securities.    The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an "indexed security"). For example, the Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index ("inverse securities"). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

        Repurchase Agreements and Purchase and Sale Contracts.    The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is

5

entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

        A purchase and sale contract is similar to a repurchase agreement, but differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

        Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings discussed above. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

        The Fund also may effect simultaneous purchase and sale transactions ("sale-buybacks"). A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

6

        Short Sales.    The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such securities lender. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

        Sovereign Government and Supranational Debt.    The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

        Sovereign government and supranational debt involve all the risks described in the Prospectus and this SAI regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation. In addition, investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or

7

controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

        Cash Equivalents and Short-Term Debt Securities.    For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

  i.
  U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the FHA, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the FHLBs, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

  ii.
  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

  iii.
  Repurchase agreements, which involve purchases of debt securities.

  iv.
  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

        Strategic Transactions and Other Management Techniques.    As described in the Prospectus, the Fund may use Strategic Transactions (as defined in the Prospectus). This section contains various additional information about the type of Strategic Transactions in which the Fund may engage.

        Hedging Transactions.    When engaging in a hedging transaction, the Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss. The Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Fund may also be restricted in its ability to effectively

8

manage the portion of its assets that are segregated to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

        Swaps and Swaptions.    The Fund may enter into swap agreements, including interest rate and index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and the Fund will segregate with a custodian or earmark on its books and records an amount of cash or liquid assets having an aggregate net asset value at all times at least equal to any accrued but unpaid net amounts owed to a swap counterparty.

        Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. As noted, however, the Fund will deposit in a segregated account, or earmark on its books and records, liquid assets permitted to be so segregated or earmarked by the SEC in an amount equal to or greater than the market value of the Fund's liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund's ability to use swap agreements. The regulation of the swap market is undergoing significant change as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"). See "Additional Investment Policies—Strategic Transactions and Other Management Techniques—Dodd-Frank Act Risk." It is possible that developments in the swap market, including government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

        Total Return Swaps.    Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in

9

such market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its Managed Assets (as defined in the Prospectus), the Fund would be subject to investment exposure on the notional amount of the swap.

        Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund or earmarked on its books and records. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated or earmarked by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

        Credit Default Swaps.    Subject to its investment policies, the Fund may enter into credit default swap agreements without limit. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will generally receive no payments from its counterparty under the swap if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap.

        Credit default swap agreements involve greater risks than if the Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations. The

10

Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty) on a marked-to-market basis (as required by the clearing organization with respect to cleared swaps or as calculated pursuant to requirements of the SEC). If the Fund is a seller of protection in a credit default swap transaction, it will designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such designation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such designation will not limit the Fund's exposure to loss.

        In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Fund's ability to successfully use credit derivatives.

        Foreign Exchange Transactions.    The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments"). Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions. The Fund may not attempt to hedge any or all of its foreign portfolio positions.

        Forward Foreign Currency Contracts.    The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Advisor anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities. The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset

11

both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a correlation between the two currencies.

        The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account or earmark such cash or liquid assets on its books and records. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

        Risks of Currency Transactions.    Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

        Call Options.    The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

12

        The Fund may write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

        The Fund may write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate, or designate on its books and records, liquid assets or cash with a value at least equal to the Fund's exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation or earmarking will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such designation will not limit the Fund's exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

        Put Options.    The Fund may purchase put options. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

        The Fund also may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by liquid assets segregated or earmarked on the Fund's books and records. The Fund will receive a premium for writing a put option, which increases the Fund's return.

        The Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not

13

deposited cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Fund will segregate or designate on its books and records liquid assets or cash with a value at least equal to the Fund's exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such designation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such designation will not limit the Fund's exposure to loss.

        In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.

        Futures Contracts and Options on Futures Contracts.    The Fund may engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC.

        The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase.

        The Fund may purchase and sell call and put options on futures contracts. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

        The Fund may engage in options and futures transactions on exchanges and options in the OTC markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the

14

parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Additional Information About Options," below.

        At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

        When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid assets will be segregated or designated on the Fund's books and records so that the amount so designated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

        Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps.    Subject to the guidelines of the Board, the Fund may engage in "commodity interest" transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the CFTC. Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act ("CEA"), the Fund has filed a notice of exemption from registration as a "commodity pool operator." The Fund and the Advisor are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are applicable to the Fund as a result of this status. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) "bona fide hedging" transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund's assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, both (a) the sum of the amount of initial margin deposits on the Fund's existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, and (b) the aggregate net notional value of the Fund's commodity interest transactions would not exceed 100% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity interests. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, the Fund is more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Advisor to manage the Fund, and on the Fund's performance. If the Fund was required to register as a commodity pool operator, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

        Dodd-Frank Act Risk.    Title VII of the Dodd-Frank Act (the "Derivatives Title") imposed a new regulatory structure on derivatives markets, with particular emphasis on swaps and security based swaps (collectively "swaps"). This regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers.

15

        The SEC, other U.S. regulators, and to a lesser extent the CFTC (the "Regulators") still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that new regulations for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly.

        Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, "Covered Swaps"). Together, these regulatory requirements impact the Fund's trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund's clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Advisor may be required to become a participant on an execution platform called a swap execution facility ("SEF") or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Advisor and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly.

        Additionally, the Regulators have begun to implement finalized regulations that require swap dealers to collect from the Fund initial margin and variation margin for uncleared derivatives transactions. The Regulators also plan to finalize proposed regulations that would impose upon swap dealers new capital requirements. These requirements, when finalized and implemented, may make certain types of trades and/or trading strategies more costly or impermissible.

        The Derivatives Title also requires swap dealers and major swap participants to register with the SEC and/or the CFTC, as appropriate. Swap dealers and major swap participants are subject to a panoply of new regulations, including among others, capital and margin requirements and business conduct standards. Additionally, it is expected that swap dealers will transfer at least some of their compliance costs to counterparties in the form of higher fees or less favorable marks on swap transactions. This means that the Fund could face increased transaction costs when entering into swaps with a swap dealer.

        These requirements of the Derivatives Title may also increase the cost of certain hedging and other derivatives transactions. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

        There can be no assurance that these developments will not adversely affect the business and investment activities of the Advisor and certain types of investment funds, including the Fund. In addition, the Advisor may be subject to potential registration requirements or other additional responsibilities under the Derivatives Title and may therefore incur increased cost in conducting the Fund's strategies, which may adversely affect the performance of the Fund.

        Additional Information About Options.    In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any commissions paid by the Fund. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the

16

value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund may purchase and sell exchange-listed options and OTC Options which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

        The Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and assets used to cover OTC Options written by the Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

        The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

        Hybrid Instruments.    A hybrid instrument is a type of potentially high-risk derivative that combines a traditional bond, stock or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not

17

associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund's common shares if the Fund invests in hybrid instruments.

        New Products.    The financial markets continue to evolve and financial products continue to be developed. The Fund reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Fund currently is not subject.

        The principal risks relating to the use of futures contracts and other Strategic Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such transactions had not been used.

        Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See "Tax Matters."

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 INVESTMENT RESTRICTIONS

Fundamental Restrictions and Policies

        The Fund has adopted restrictions and policies relating to the investment of the Fund's assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), including class approval by a majority of the Fund's outstanding preferred shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the preferred shares, as a single class, represented at a meeting at which more than 50% of the Fund's outstanding preferred shares are represented or (ii) more than 50% of the outstanding preferred shares).

        Fundamental Investment Restrictions.    Under these fundamental investment restrictions, the Fund may not:

  1.
  Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act, or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies.

  2.
  Borrow in excess of 33 1/3% of its total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

  3.
  Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.

  4.
  Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

  5.
  Purchase or sell commodities or commodities contracts, but the Fund may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges.

  6.
  Originate loans to other persons except by the lending of its securities, through the use of repurchase agreements and by the purchase of debt securities.

        Under these fundamental investment restrictions, the Fund will:

  7.
  Make investments that will result in concentration (25% or more of the value of its investments) in the securities of companies primarily engaged in the real estate industry and not in other industries; provided, however, this does not limit the Fund's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

        Additionally, the Fund's investment objectives set forth in the Prospectus are fundamental policies.

        Non-Fundamental Investment Restrictions.    Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not:

  1.
  Invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of the value of the Fund's Managed Assets.

  2.
  Enter into short sales representing more than 5% of the value of the Fund's Managed Assets.

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  3.
  Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

        Under these non-fundamental investment restrictions, the Fund will:

  4.
  Invest, under normal market conditions, at least 80% of the value of its Managed Assets in securities issued by real estate companies, unless the Fund provides its shareholders with at least 60 days' prior written notice and removes "real estate" from its name in compliance with SEC rules.

        Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund's total assets will not require the Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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 MANAGEMENT OF THE FUND

Trustees and Officers

        The overall management of the Fund's business is controlled by the Board. The Fund's Board approves all significant agreements between the Fund and companies providing services to the Fund. The Fund's day to day operations are delegated to the Fund's officers and to the Advisor, subject always to the Fund's investment objectives, restrictions and policies and to the general supervision of the Fund's Board. The Fund is organized as a Maryland statutory trust. Under the Fund's Bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be managing trustees, meaning that such Trustees are required to be individuals who have been employees, officers or directors of the Fund's investment adviser or involved in the day-to-day activities of the Fund during the one year prior to their election as Trustee (the "Managing Trustees").

        The names and business addresses of the Trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past five years.	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Interested Trustees(4)
Barry M. Portnoy(5) (1945)	Class III Managing Trustee to serve until 2019; Portfolio Manager of the Fund; since 2003

Director and Vice President of the Advisor since 2002 and Chairman of the Advisor since 2015; Managing Director of The RMR Group Inc. ("RMR Inc.") since 2015; Chairman of The RMR Group LLC ("RMR LLC") since 1998 and Director of RMR LLC from 1986 until 2015; Chairman of Tremont Realty Advisors LLC since 2016; owner and Trustee of ABP Trust, the controlling shareholder of RMR Inc.; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Senior Living Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; Managing Trustee of Select Income REIT since 2011; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 1986 to 2014; owner and Director of Sonesta International Hotels Corporation since 2012; and prior to becoming a full time employee of RMR LLC in 1997, was partner and chairman of Sullivan & Worcester LLP.

1

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Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past five years.	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Adam D. Portnoy(5) (1970)	Class II Managing Trustee to serve until 2018; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)

Director and President of the Advisor since 2007 and Chief Executive Officer of the Advisor since 2015; Managing Director, President and Chief Executive Officer of RMR Inc. since 2015; Director of RMR LLC from 2006 to 2015; President and Chief Executive Officer of RMR LLC since 2005; President and Chief Executive Officer of the Fund from 2007 to 2015; Director, President and Chief Executive Officer of Tremont Realty Advisors LLC since 2016; owner, Trustee, and officer of ABP Trust, the controlling shareholder of RMR Inc.; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014); owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation, and previously founded and served as CEO of a privately financed Internet telecommunication company.

1

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Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past five years.	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Independent Trustees
John L. Harrington (1936)	Class I Independent Trustee to serve until 2020; since 2003

Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009; Independent Trustee of Hospitality Properties Trust since 1995; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Government Properties Income Trust since 2009.

1

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Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past five years.	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2018; since 2009

Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member for six of those years); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker-dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Senior Housing Properties Trust since 2009; Independent Trustee of Government Properties Income Trust since 2009; Independent Trustee of Select Income REIT since 2012; Trustee of Pictet Funds from 1995 to 2001; previously a Trustee of Glover Hospital.

1
Joseph L. Morea(6) (1955)	Class III Independent Trustee to serve until 2019; since 2016

Independent Director of TravelCenters of America LLC since 2015; Independent Trustee of THL Credit Senior Loan Fund since 2013; Independent Trustee of Eagle Growth and Income Opportunities Fund since 2015; Independent Director of Garrison Capital Inc. (a business development company ("BDC")) since 2015; Independent Trustee of Equity Commonwealth from 2012 to 2014; and Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets from 2003 to 2012; head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009; previously employed as an investment banker, including as a Managing Director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the Chief Operating Officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc., and a Managing Director of Equity Capital Markets at Smith Barney, Inc.

1

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OFFICERS:

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer.(3)
Fernando Diaz(7) (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1
Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer and Chief Financial Officer of the Advisor since 2004; Executive Vice President of RMR LLC since 2008; Treasurer and Chief Financial Officer of Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer of Government Properties Income Trust since 2011.	1
Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002	Director of the Advisor since 2015 and Secretary or Clerk and Vice President of the Advisor since 2002; Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Executive Vice President, General Counsel and Secretary of RMR Inc. since 2015; Secretary of RMR LLC since 2015; and Executive Vice President and General Counsel of RMR LLC since 2008.	1

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Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer.(3)
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012

Chief Compliance Officer of the Advisor since 2012; Chief Compliance Officer and Director of Internal Audit of Tremont Realty Advisors LLC since 2016; Director of Internal Audit of RMR Inc. since 2015; Director of Internal Audit of Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, Select Income REIT, Five Star Senior Living Inc. and TravelCenters of America LLC since 2012; Vice President, General Counsel and Secretary of Five Star Senior Living Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011; and Director of Internal Audit of Equity Commonwealth (formerly CommonWealth REIT) from 2012 to 2014.

1

(1)
The business address of each trustee and executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as a trustee or an officer of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

(4)
"Interested Trustees" are trustees who are "interested persons" of the Fund within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Fund as a result of their ownership of, and current positions with RMR Advisors LLC (the "Advisor"), the Fund's investment adviser, RMR LLC (the parent of the Advisor), and RMR Inc. (the ultimate parent company of the Advisor).

(5)
Adam D. Portnoy is the son of Barry M. Portnoy, an Interested Trustee of the Fund.

(6)
Joseph L. Morea became an Independent Trustee of the Fund on June 30, 2016.

(7)
Fernando Diaz was appointed President and Senior Portfolio Manager on February 20, 2015.

        The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting, or public or charitable service; experience from service as a Trustee of the Fund and its predecessor funds, other investment funds, public companies, real estate investment trusts or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings; or other relevant life experiences.

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        Below is a discussion of some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that they should serve (or continue to serve) on the Board.

  Interested Trustees

        Barry M. Portnoy.    Mr. Portnoy serves as one of the Fund's Managing Trustees. The Board concluded that Mr. Portnoy should serve as one of the Fund's Managing Trustees based upon, among other things, his many years of leadership experience in real estate, administration and financial services operations and the law and his experience in and knowledge of the commercial real estate industry and real estate investment trusts. Mr. Portnoy's extensive public company director service, his professional skills and expertise in, among other things, legal and regulatory matters and his experience as chairman of a national law firm have provided him with legal expertise and executive skills valuable to the Board in dealing with and resolving complex and difficult issues. Mr. Portnoy's experience as Managing Director of RMR Inc., Chairman (and formerly a Director) of RMR LLC, Managing Trustee of various real estate investment trusts and Managing Director of publicly traded real estate based operating companies provides the Board with insight into the operational, financial and investment practices of real estate investment vehicles generally. The Board also benefits from Mr. Portnoy's experience as Director of the Advisor. Mr. Portnoy's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

        Adam D. Portnoy.    Mr. Portnoy serves as one of the Fund's Managing Trustees. The Board concluded that Mr. Portnoy should serve as one of the Fund's Managing Trustees based upon, among other things, his extensive experience in and knowledge of the commercial real estate industry and real estate investment trusts, his leadership positions with RMR Inc., RMR LLC and the Advisor, his public company director service, his demonstrated management ability, his experience in investment banking and private equity, his government organization service, and his institutional knowledge earned through service on the Board, his prior service as President and Chief Executive Officer of the Fund and its predecessors, and his key leadership positions with the Advisor. The Board benefits from Mr. Portnoy's experience as Managing Director, President and Chief Executive Officer of RMR Inc., President and Chief Executive Officer (and formerly a Director) of RMR LLC, and Director, President and Chief Executive Officer of the Advisor and his prior experience as President and Chief Executive Officer of the Fund and its predecessors in light of his business leadership and experience. Mr. Portnoy's experiences as the Managing Trustee of various real estate investment trusts provide the Board with practical business knowledge of real estate investment trusts. Mr. Portnoy's long-standing service on the Board and his prior service as President and Chief Executive Officer of the Fund also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

  Independent Trustees

        John L. Harrington.    Mr. Harrington serves as one of the Fund's Trustees, and is also not an "interested person" (as defined in the 1940 Act) of the Fund (an "Independent Trustee"). The Board concluded that Mr. Harrington should serve as one of the Fund's Independent Trustees based upon, among other things, his many years of experience as a president, chief executive officer and director/trustee of various public and private companies and charitable trusts. Mr. Harrington's experience as president of Boston Trust Management Corp., an investment management company, as a former director of Fleet Bank, N.A. and as trustee of a various real estate investment trusts provides the Board with the benefit of his experience with the management practices of financial companies generally and particular expertise with respect to real estate investment trusts. Through his many executive and finance related positions, including but not limited to responsibilities he undertook during his long tenure in management of professional baseball, Mr. Harrington developed professional

27

skills and expertise in management, accounting, finance and risk management. Mr. Harrington is also licensed as a Certified Public Accountant and was a former assistant professor of accounting at Boston College. Mr. Harrington's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Harrington's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.

        Jeffrey P. Somers.    Mr. Somers serves as one of the Fund's Independent Trustees. The Board concluded that Mr. Somers should serve as one of the Fund's Independent Trustees because, among other things, he brings to the Board broad and diverse knowledge of the legal and compliance matters pertaining to investment companies as a result of his prior experience serving on the boards of registered investment companies, his work as an SEC staff attorney and more than 30 years of business law experience, including in general corporate governance and securities matters and securities laws compliance for investment advisers and broker-dealers. Mr. Somers's experience as a trustee of three real estate investment trusts allows him to provide the Board with added insight into the management practices of real estate focused investment vehicles and expertise with respect to real estate investment trusts. Mr. Somers's leadership roles as a managing member of two law firms has provided him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities. Mr. Somers's past service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Somers's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.

        Joseph L. Morea.    Mr. Morea serves as one of the Fund's Independent Trustees. The Board concluded that Mr. Morea should serve as one of the Fund's Independent Trustees based on, among other things, his experience as a public company director and board committee member. Mr. Morea's experience as the former managing director and vice chairman, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, a global investment company, as a former head of the U.S. Investment for RBC Capital Markets, as an independent director of Garrison Capital Inc., a BDC, and as a director/trustee of various investment funds provides the Board with the benefit of his experience in and knowledge of the investment banking and investment management industries and public capital markets. Mr. Morea's leadership roles as a managing director and vice chairman of a global investment management company has provided him with leadership, management and executive experiences valuable to the Board in fulfilling its oversight responsibilities. Mr. Morea was also an investment banker and licensed as a Certified Public Accountant. Mr. Morea's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committee.

Board Leadership Structure and Committees

        The Fund's Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. The Independent Trustees are not involved in the day to day activities of the Fund, are not employees of the Advisor and are persons who qualify as independent under applicable federal securities regulations, NYSE American rules and the Fund's Declaration of Trust and Bylaws. The Managing Trustees have been employees, officers or directors of the Advisor or involved in the day to day activities of the Fund for at least one year. The Fund's Board is composed of three Independent Trustees and two Managing Trustees. The Fund's President and the Fund's Treasurer are not members of the Board, but each regularly attends Board meetings, as does the Fund's Chief Compliance Officer and Director of Internal Audit at the invitation of the Board. Other officers of the Advisor also sometimes attend Board meetings at the invitation of the Board.

        The Audit, Compensation and Nominating Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each such committee. These three standing

28

committees have responsibilities related to leadership and governance, including among other things: (i) the Fund's Audit Committee reviews financial reports, oversees accounting and financial reporting processes, selects independent accountants, determines the compensation paid to independent accountants and assists the Fund's Board with its oversight of the internal audit function and compliance with legal and regulatory requirements; (ii) the Fund's Compensation Committee annually evaluates the performance of the Fund's Chief Compliance Officer and Director of Internal Audit and approves the compensation the Fund pays to him and recommends to the Board compensation to be paid to the Fund's Independent Trustees; and (iii) the Fund's Nominating Committee considers nominees to serve on the Fund's Board and selects, or recommends that the Board select, nominees for election to the Board. The Chairs of the Audit, Compensation and Nominating Committees set the agenda for their respective committee meetings, but committee members, the Managing Trustees or members of the management may suggest agenda items to be considered by these committees.

        The Fund does not have a Chairman of the Board or a lead Independent Trustee. The President, any Managing Trustee or any two Trustees then in office may call a special meeting of the Trustees. The Managing Trustees, in consultation with the President, Treasurer and the Chief Compliance Officer and Director of Internal Audit, set the agenda for the Board meetings, and any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, the President, the Treasurer or the Chief Compliance Officer and Director of Internal Audit. Discussions at Board meetings are led by the President, Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Fund's Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees. The Independent Trustees meet to consider the business of the Fund without the attendance of the Fund's Managing Trustees or officers, and they meet separately with the Fund's officers, with its Chief Compliance Officer and Director of Internal Audit and with the Fund's independent accountants. In such meetings of the Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

        The Board of the Fund seeks to combine appropriate leadership with the ability to conduct business efficiently and with appropriate care and attention given the specific characteristics and circumstances of the Fund. In particular, the Board of the Fund is small—comprised of only five members—and the Board believes that this structure facilitates informal discussions and communication from management to the Board and among Trustees. Additionally, the Fund is relatively focused in its investment approach and business, and relatively small in terms of assets under management, and the Board believes that this structure allows it to provide oversight of and be involved in the critical aspects of the Fund's management on an ongoing and cost efficient basis.

        The Fund's Board oversees risk as part of its general oversight of the Fund, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Fund is conducted by the Advisor, and the Advisor implements risk management in its activities. In discharging their oversight responsibilities, the Fund's Board and Board committees regularly review a wide range of reports provided to them by the Advisor and other service providers, including reports on market and industry conditions, operating and compliance reports, financial reports, reports on risk management activities, liquidity analyses, valuation, and regulatory and legislative updates that may impact the Fund, legal proceedings updates and reports on other business related matters, and the Trustees discuss such matters among themselves and with representatives of the Advisor, counsel and the Fund's independent accountants. The Fund's Audit Committee performs a lead role in helping the Board fulfill its responsibilities for oversight of the financial reporting, internal audit function, risk management and the compliance with legal and regulatory requirements. The Fund's Board and Audit Committee review periodic reports from an independent registered public accounting firm regarding potential risks, including risks related to the Fund's internal controls. The Fund's Audit Committee also annually

29

reviews, approves and oversees an internal audit plan developed by the Fund's Chief Compliance Officer and Director of Internal Audit with the goal of helping the Fund systematically evaluate the effectiveness of its risk management, control and governance processes, and periodically meets with the Chief Compliance Officer and Director of Internal Audit to review the results of its internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of its risk management. The Fund's Compensation Committee also evaluates the performance of the Chief Compliance Officer and Director of Internal Audit.

        While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Fund to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

        As discussed above, the Fund has an Audit Committee, a Compensation Committee and a Nominating Committee. The Board has adopted charters for each of these committees. Copies of the respective charters of the Audit Committee, Compensation Committee and Nominating Committee are available on the Fund's website at www.rmrfunds.com. Each of these Board committees is composed of Messrs. Harrington, Morea and Somers, the Independent Trustees, who are independent under applicable NYSE American listing standards.

        The primary function of the Audit Committee is to assist the Board's oversight of matters relating to: the integrity of financial statements; legal and regulatory compliance; the qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment and duties of the Director of Internal Audit. Messrs. Harrington and Somers each serve simultaneously on the audit committees of more than three public companies; however, the Board has determined that such simultaneous service does not impair the ability of Messrs. Harrington and Somers to effectively serve on the Fund's Audit Committee. The Audit Committee is responsible for the selection of independent accountants. The Board has determined that Mr. Morea is "independent" as defined by applicable laws and regulations governing registered investment companies and the rules of the NYSE American and, based upon his education and experience, possesses the requisite qualifications for designation, and has so designated him, as the Fund's audit committee financial expert. During 2016, the Audit Committee of the Fund held four meetings.

        The primary function of the Compensation Committee is to determine and review the fees paid by the Fund to Independent Trustees and to assess the performance of, and to recommend to the Fund's Board the compensation payable to, the Chief Compliance Officer and Director of Internal Audit of the Fund. During 2016, the Compensation Committee of the Fund held two meetings.

        The primary function of the Fund's Nominating Committee is to (i) identify individuals qualified to become Independent Trustees and to select Independent Trustee nominees for each annual meeting of the Fund's shareholders or when vacancies occur and (ii) consider recommendations by the Fund's shareholders of nominees for election to the Board. A shareholder may recommend to the Nominating Committee an individual as a nominee for election to the Board of Trustees. Such recommendation shall be made by written notice to the Chair of such committee and the Secretary, which notice should contain or be accompanied by the information and documents with respect to such recommended nominee and shareholder that such shareholder believes to be relevant or helpful to the Nominating Committee's deliberations. In considering such recommendation, the Nominating Committee may request additional information concerning the recommended nominee or the shareholder making the recommendation. The Nominating Committee of the Board of Trustees will consider any such recommendation in its discretion. The Fund's Nominating Committee may also generally consider the qualifications of Managing Trustee nominees for each annual meeting of the Fund's shareholders and

30

recommend to the Board whether the Board should nominate such persons for election by the Fund's shareholders. During 2016, the Nominating Committee of the Fund held two meetings.

Trustee Beneficial Ownership of Securities

        The following table sets forth, for each Trustee, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2016 unless otherwise noted. The Fund is not part of a "family of investment companies" as that term is defined in the 1940 Act. The information as to beneficial ownership is based on statements furnished to the Fund by such Trustees.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund
INTERESTED TRUSTEES:
Barry M. Portnoy	over $100,000*
Adam D. Portnoy	over $100,000*
INDEPENDENT TRUSTEES:
John L. Harrington	over $100,000
Joseph L. Morea	None
Jeffrey P. Somers	$10,001 - $50,000

*
Includes certain equity securities of the Fund directly owned by ABP Trust that may be deemed to be beneficially owned by Messrs. Barry and Adam Portnoy as a result of their ownership of ABP Trust. Messrs. Barry and Adam Portnoy disclaim beneficial ownership of equity securities of the Fund directly owned by ABP Trust except to the extent they may have a pecuniary interest therein.

        The Advisor is a wholly owned subsidiary of RMR LLC, an alternative asset management company which provides management services to publicly traded REITs and real estate operating companies. RMR LLC is a majority owned subsidiary of RMR Inc., a public holding company that conducts substantially all of its business through RMR LLC. Messrs. Barry and Adam Portnoy control RMR Inc. through their ownership of ABP Trust, which is the controlling shareholder of RMR Inc. The following table sets forth for each Independent Trustee of the Fund information regarding securities beneficially owned by them of those companies that RMR LLC provides management services to.

Name of Independent Trustee	Company	Title of Class	Value of Securities(1)	Percent of Class(2)
John L. Harrington	Hospitality Properties Trust	Common	$912,842	*
John L. Harrington	Senior Housing Properties Trust	Common	$511,110	*
John L. Harrington	Government Properties Income Trust	Common	$309,806	*
Joseph L. Morea	TravelCenters of America LLC	Common	$191,700	*
Jeffrey P. Somers	Senior Housing Properties Trust	Common	$396,135	*
Jeffrey P. Somers	Government Properties Income Trust	Common	$309,806	*
Jeffrey P. Somers	Select Income REIT	Common	$289,800	*

(1)
This information has been furnished as of December 31, 2016.

(2)
As asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Remuneration of Trustees and Officers

        Interested Trustees of the Fund receive no compensation for services as a Trustee from the Fund. The following table sets forth the compensation of the Independent Trustees from the Fund for service

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to the Fund for the fiscal year ended December 31, 2016. As of December 31, 2016, the Fund is the only fund in the fund complex.

COMPENSATION TABLE

Name of Person and Position	Aggregate Compensation from the Fund
INDEPENDENT TRUSTEES:
John L. Harrington	$14,000
Joseph L. Morea*	$8,438
Jeffrey P. Somers	$13,500

*
Mr. Joseph L. Morea became an Independent Trustee of the Fund on June 30, 2016.

        Until changed by a vote of the Compensation Committee of the Board, the compensation payable to each Independent Trustee is as follows.

Timing and Description	Amount
At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer.	$8,500
At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer paid to the Audit Committee Chair.	$1,000
For each meeting of the Board or a Board committee which is attended, an attendance fee, per meeting, up to a maximum of $1,000 per meeting day.	$500

        The annual retainer fee for any new Independent Trustee is prorated for the initial year. In addition to the compensation paid to Independent Trustees, the Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees, including for approved attendance at continuing education programs.

Limitation of Trustees' and Officers' Liability

        The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund may indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, pursuant to the requirements of Section 17 of the 1940 Act, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Trustees with respect to any matter as to which it is finally adjudicated that such Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund. Indemnification provisions contained in the Fund's governing documents are subject to any limitations imposed by applicable law.

Investment Advisory and Administrative Arrangements

        The Advisor, located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, serves as the investment adviser, manager and administrator for the Fund. The Advisor was founded in 2002 and is a wholly owned subsidiary of RMR LLC. RMR LLC is a majority owned subsidiary of RMR Inc. Messrs. Barry and Adam Portnoy, both Trustees of the Fund, control RMR Inc. through their ownership of ABP Trust which is the controlling shareholder of RMR Inc. State Street Bank and Trust Company ("State Street" or the "Custodian"), located at One Lincoln Street, Boston, Massachusetts 02111, is the Fund's sub-administrator.

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        Investment Advisory Agreement.    On December 13, 2011, in connection with the approval of the Fund's merger with Old RMR Real Estate Income Fund ("Old RIF"), the Fund's shareholders approved a new investment advisory agreement with the Advisor that was in effect for two years from the closing date of the Fund's merger with Old RIF, January 20, 2012, and which continues from year to year thereafter as long as such continuation is approved in the manner prescribed by the 1940 Act. The Fund's investment advisory agreement with the Advisor (the "Advisory Agreement") was most recently considered and approved by the Board and the Independent Trustees for an additional one year term, commencing on January 20, 2017, at the meeting of the Board that took place on December 15, 2016. In connection with the Fund's redomestication to a Maryland statutory trust from a Delaware statutory trust, the Board and the Independent Trustees reapproved the Advisory Agreement for the same term, at a meeting that took place on April 13, 2017. Discussion regarding the basis for the Board continuing the Advisory Agreement for an additional one year term is also available in the Fund's 2016 Annual Report, which was filed with the SEC on Form N-CSR on February 21, 2017.

        Under the terms of the Advisory Agreement, the Advisor provides the Fund with an investment program, makes day-to-day investment decisions for the Fund and manages the Fund's business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board. The Advisor also provides persons satisfactory to the Board to serve as the Fund's officers. The Fund's officers, as well as its other employees and Trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including RMR LLC and RMR Inc. Generally, the Advisory Agreement may be terminated by a majority of the Fund's Trustees or by proper vote of the Fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The Advisory Agreement terminates automatically on its assignment (as that term is defined in the 1940 Act). Since the closing of the Fund's merger with Old RIF, Messrs. Barry Portnoy, Adam Portnoy and Fernando Diaz, portfolio managers of Old RIF, have served as the Fund's portfolio managers. The portfolio managers generally function as a team. Messrs. Barry Portnoy and Adam Portnoy provide strategic guidance to the team, while Mr. Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions.

        The Advisory Agreement calls for fees to be paid to the Advisor equal to an annual rate of 0.85% of the Fund's average daily Managed Assets. As of December 31, 2016, the Managed Assets of the Fund were approximately $272 million. The Fund's Managed Assets are equal to the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. During the fiscal years ended December 31, 2016, 2015 and 2014, advisory fees paid to the Advisor by the Fund were $2,276,640 , $2,240,824 and $2,136,161, respectively. Neither the Advisor nor any of its affiliated companies receive compensation from the Fund other than pursuant to the advisory fees described herein and the Fund's administration agreement, which was also most recently considered and re-approved by the Fund's Board at a meeting on December 15, 2016 (and reapproved in connection with the Fund's redomestication at a meeting held on April 13, 2017), except the Fund reimbursed the Advisor allocated internal audit and compliance costs as described below. The Fund is the Advisor's only client.

        The Advisory Agreement provides that the Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which the Advisory Agreement relates, except those involving the Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under the Advisory Agreement.

        In addition to the fee paid to the Advisor, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of the Fund's Independent Trustees, custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, allocated compliance and internal audit costs, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange,

33

expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the Fund's dividend reinvestment plan and taxes, if any.

        Administration Agreement.    The Advisor performs administrative functions for the Fund pursuant to an administration agreement with the Fund, or the Administration Agreement. Under the supervision of the Advisor, State Street has been selected as subadministrator to provide the Fund with substantially all fund accounting and other administrative services. Administrative costs are reimbursed by the Fund to the Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by the Fund, the Advisor and its affiliates and payments to State Street.

        Pursuant to the Administration Agreement, the Advisor performs administrative and accounting functions for the Fund, including: (i) providing office space, telephones, office equipment and supplies; (ii) authorizing expenditures and approving bills for payment on the Fund's behalf; (iii) supervising preparation of the periodic updating of the Fund's registration statement, including the Prospectus and SAI of the Fund, for the purpose of filings with the SEC and state securities regulators, and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) preparing periodic reports for the Fund for filing with the SEC and distributing to the Fund's shareholders, as applicable, and preparing other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to the Fund, including the Fund's attorneys, accountants, custodian, transfer agent and printer; (vii) supervising compliance by the Fund with record keeping requirements under the 1940 Act and the regulations thereunder; (viii) maintaining books and records for the Fund (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring the Fund's compliance with the Code. The Advisor also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with the subadministrator, transfer agent, custodian and dividend reinvestment plan agent of the Fund. The personnel rendering these services may be employees of the Advisor or its affiliates and may act as officers of the Fund.

        Pursuant to the Administration Agreement, and with the approval of the Fund's Board, the Advisor has chosen State Street as subadministrator for the Fund. Under the subadministration agreement, State Street is responsible for performing most of the foregoing administrative functions, including: (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain books and records of the Fund that are not maintained by the Advisor, Custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

        For reviewing the work performed by State Street and for performing administrative services not provided by State Street, the Fund does not pay the Advisor any fee in addition to the advisory fees it pays to the Advisor. Instead, under the Administration Agreement, the Fund reimburses the Advisor for the costs of these services, and a reasonable allocation of the costs of goods and services provided by the Advisor and its affiliates to the Fund and to third parties. The Fund paid the Advisor $82,999, $78,400 and $74,000 for subadministrative fees charged by State Street for the fiscal years ended December 31, 2016, 2015 and 2014, respectively. The Board, and separately the Independent Trustees, has authorized the Fund to make payments to the Advisor for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $117,925, $125,967 and $131,415, which includes the Fund's allocated portion of the salary of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, during the fiscal years ended December 31, 2016, 2015 and 2014, respectively.

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Portfolio Manager Information

        Ownership of Shares in the Fund.    As of December 31, 2016, the portfolio managers of the Fund own the following amounts of equity securities of the Fund.

Name	Dollar Range of Equity Securities Held in Fund
Fernando Diaz	$10,001 - $50,000
Adam D. Portnoy	Over $1,000,000	*
Barry M. Portnoy	Over $1,000,000	*

*
Includes certain equity securities of the Fund directly owned by ABP Trust that may be deemed to be beneficially owned by Messrs. Barry and Adam Portnoy as a result of their ownership of ABP Trust. Messrs. Barry and Adam Portnoy disclaim beneficial ownership of equity securities of the Fund directly owned by ABP Trust except to the extent they may have a pecuniary interest therein.

        Potential Conflicts of Interest.    Messrs. Diaz is only responsible for the day to day management of the Fund's account. Mr. Adam Portnoy and Mr. Barry Portnoy are also responsible for strategic guidance for the registrant and for accounts managed by Tremont Realty Advisors LLC, an affiliate of RMR LLC. The accounts managed by Tremont Realty Advisors LLC do not invest in the same type of investments that the Fund invests. Therefore, there are no conflicts of interest with allocation of trades. Nonetheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the Fund. Subject to the supervision of the Fund's Board, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the Fund since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the Fund's account based on the amount of brokerage commissions paid by the Fund and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

35

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the registrant's account.

        Compensation Structure for the Portfolio Managers.    The Advisor pays no direct compensation to Messrs. Barry and Adam Portnoy for their services.

        The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Messrs. Barry Portnoy and Adam Portnoy receive compensation for their services to affiliates of the Advisor.

        The foregoing compensation information is as of December 31, 2016.

PORTFOLIO TRANSACTIONS

        Subject to the supervision of the Board, the Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on behalf of the Fund as may, in the judgment of the Advisor, implement the policy of the Fund to obtain the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to the Fund's investment performance on a continuing basis. The Fund understands that the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. Subject to such policies and procedures as the Board may determine, the Advisor may cause the Fund to pay a broker that provides research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities under the Investment Advisory Agreement. The Fund understands that research and investment information provided at no cost to the Advisor by brokers that are paid by the Fund will be available to benefit other accounts advised or managed by the Advisor and its affiliates. In the allocation of the Fund's brokerage business the Advisor is authorized to consider, subject to any policies and procedures as the Board may determine and applicable law, such factors as necessary to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        Investment decisions for the Fund and any other entities which are or may become investment advisory clients of the Advisor or its affiliates are made independently of one another with a view to

36

achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisor or its affiliates. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Advisor or its affiliates is considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed fair and reasonable by the Advisor. The Advisor or its affiliates may aggregate orders for the Fund with simultaneous transactions entered into on behalf of the Advisor's or its affiliates' other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to us, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for the Fund. In any case, it is the judgment of the Fund's Trustees that the desirability of the Fund having its advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions.

        Since the fiscal year ended December 31, 2014 through the fiscal year ended December 31, 2016 the Fund paid the following amounts in total brokerage commissions:

Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
RIF	$11,092	$33,664	$36,285

PORTFOLIO TURNOVER

        The Fund's portfolio turnover rate is calculated by dividing the proceeds from its sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of the Fund's investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, the Fund does not intend to engage in trading activities for the purpose of realizing short term gains. Rather, the Fund purchases and sells securities to accomplish its investment objectives and in consideration of its then current view of prevailing or anticipated market and other conditions that it believes may impact the value of those securities. For example, the Fund may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The portfolio turnover rate may vary from year to year and will not be a factor when the Advisor determines that portfolio changes are appropriate. Although there can be no assurance in this matter, the Fund does not expect that its turnover rate under normal market conditions will be greater than 50%. The Fund's portfolio turnover rates for the fiscal years ended December 31, 2016 and 2015 were 10.48% and 17.10%, respectively.

TAXATION

        The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred shareholders. This summary does not discuss the consequences of an investment in the Fund's subscription rights to acquire shares of the Fund's stock. The tax consequences of such an investment will be discussed in a relevant Prospectus Supplement.

37

        Except as expressly provided otherwise, this discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning a large position in the Fund), nor does this discussion address any state, local, or foreign tax concerns.

        The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

Taxation of the Fund

        The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things:

  (i)
  derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and

  (ii)
  diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

        As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes annually at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and

38

(ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

        If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would generally be taxed on all of its taxable income and gains in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. Such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would be eligible (i) to be treated as qualified dividend income ("QDI") eligible to be taxed at long term capital gain rates in the case of shareholders taxed as individuals and (ii) for the DRD in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

        Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or QDI into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

        Gain or loss on the sale of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

        Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

        The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short term capital gain or loss. If a call option written by the Fund is exercised,

39

thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long term or short term, depending upon the holding period of the security. The Fund does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

        With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

        The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, options on most stock indices and any non-equity options, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing the Fund to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

        Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to QDI, as discussed below under "Taxation of Shareholders."

        The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

        Convertible securities held by the Fund could be subject to special rules that, among other things, require the Fund to accrue dividend income without a corresponding receipt of cash. In addition, a conversion of a security could be a taxable event on which gain or loss must be recognized without a corresponding receipt of cash.

        As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes. To avoid this result, the Fund may be required to borrow money or dispose of securities at inopportune times or on unfavorable

40

terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its shareholders.

        If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of Fund-level income or excise taxes.

        Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund may invest more or less than 50% of its total assets in foreign securities. If less than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign securities, it will not be eligible to elect to "pass-through" to its shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income liability. After any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount that may be available for the deduction or credit. A taxpayer's ability to use a foreign tax deduction or credit is subject to limitations under the Code.

Taxation of Shareholders

        Taxation of U.S. Shareholders.    The Fund may either distribute or retain for reinvestment all or part of its net capital gain (i.e.,  the excess of net long term capital gain over net short term capital loss). If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the shareholder's income less the tax deemed paid by the shareholder under clause (ii).

        Distributions paid by the Fund from its investment company taxable income generally are taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits ("ordinary income dividends"). Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the DRD available to corporations, but only to the extent that the Fund's income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as QDI eligible to be taxed at long term capital gain rates to the extent that the Fund receives QDI. QDI is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions from REITs generally do not qualify for the DRD or as QDI. A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was

41

paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for QDI treatment. There can be no assurance as to what portion, if any, of the Fund's distributions will be eligible for the DRD or the reduced rates applicable to QDI.

        Properly reported distributions of net capital gain ("capital gain distributions"), if any, are taxable to shareholders at the reduced rates applicable to long term capital gain, regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the DRD.

        Distributions in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund's earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund's preferred shares, and then to the Fund's common shares.

        The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, and QDI) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends eligible for the DRD and dividends that constitute QDI, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

        Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as paid by the Fund and received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund's taxable year may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

        The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

        Except as discussed below in the case of a repurchase or redemption of shares, upon a sale, exchange or other disposition of shares, a shareholder will generally realize a capital gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

42

        In general, a redemption or repurchase of shares should be treated as a sale or exchange of such shares under section 302 of the Code, if the receipt of cash (a) is "substantially disproportionate" with respect to the shareholder, (b) results in a "complete redemption" of the shareholder's interest, or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. A "substantially disproportionate" distribution generally requires a reduction of at least 20% in the shareholder's proportionate interest in the Fund and also requires the shareholder to own less than 50% of the voting power of all classes entitled to vote immediately after the redemption. A "complete redemption" of a shareholder's interest generally requires that all common and preferred shares of the Fund owned by such shareholder be disposed of. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's proportionate interest in the Fund, which should result if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any common and preferred shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account. Redemption proceeds with respect to a redemption that does not satisfy the foregoing tests for being treated as a sale or exchange will generally be treated as ordinary income dividends, capital gain dividends, or return-of-capital distributions, in accordance with the rules described above for regular distributions.

        Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their "net investment income," which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund's stock.

        Ordinary income dividends, capital gain distributions and gain on the sale of Fund shares also may be subject to state, local and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

        Taxation of Foreign Shareholders.    The following discussion applies to you only if you are a nonresident alien individual or a foreign corporation for U.S. federal income tax purposes (a "foreign investor") and you do not hold your shares in connection with a trade or business you carry on in the United States. Foreign investors that hold their shares in connection with a U.S. trade or business are urged to consult their own tax advisors.

        Except as otherwise discussed below, ordinary income dividends, including any dividends we report as QDI, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Except as otherwise discussed below, capital gain dividends, and any amounts we retain that are designated as undistributed capital gains, generally will not be subject to U.S. federal income or withholding tax unless you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements.

        Ordinary income dividends properly reported by a RIC are generally exempt from the U.S. federal withholding tax described above where they (i) are paid in respect of the RIC's "qualified net interest income" (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) subject to the discussion below with respect to "USRPI Capital Gain Distributions," are paid in respect of the RIC's "qualified short-term capital gains" (generally, the excess of the RIC's net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from

43

withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of common stock held through an intermediary, the intermediary may have withheld even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund's distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

        If we are treated as a "qualified investment entity," distributions we make (including capital gain dividends and, potentially, redemption proceeds), to the extent attributable to gains from dispositions by us of "United States real property interests," or "USRPIs" ("USRPI Capital Gain Dividends"): (i) except as indicated in clause (ii) below, generally will be considered effectively connected with a U.S. trade or business of the foreign investor and will be subject to U.S. income tax at the rates applicable to U.S. shareholders (such tax to be enforced by withholding at a rate of 35%, which would be credited against your income tax liability) and, in the case of a foreign investor that is a corporation, to an additional 30% branch profits tax, and (ii) in the case of a foreign investor that has not owned, at any time during the one-year period preceding the distribution, more than 5% of the class of shares on which such distribution is made, generally will be treated as ordinary income dividends subject to U.S. federal withholding tax at a rate of 30% or lower treaty rate, as described above. As described below, USPRIs generally include interests in real estate companies such as equity REITs, subject to certain exceptions. Although many of our investments in real estate companies, including REITs, may qualify for such exceptions, no assurances can be given in that regard. In addition, the REITs in which we invest could pay USRPI Capital Gain Dividends to us, which would cause us to be treated as recognizing gain on the disposition of USRPIs for purposes of determining whether distributions paid by us are USRPI Capital Gain Dividends. We will be treated as a "qualified investment entity" if we are a U.S. real property holding corporation (as described below) or we would have been a U.S. real property holding corporation if the exceptions noted below did not apply to any REIT or RIC. We cannot assure you that we will not be treated as a "qualified investment entity." The rules governing USRPI Capital Gain Distributions are complex and subject to uncertainty in a number respects (including, for example, in the case of redemption proceeds), and therefore foreign investors are urged to consult their own tax advisors with respect to such distributions.

        Any gain that you realize upon the sale, exchange or redemption of our shares (including gain recognized as a result of a return-of-capital distribution in excess of your basis in our shares) will ordinarily be exempt from U.S. federal income and withholding tax unless (i) you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements or (ii) at any time during the shorter of the period during which you held such shares and the five-year period ending on the date of the disposition of those shares, we were a "U.S. real property holding corporation" and you actually or constructively held more than 5% of our shares at any time during such period. In the case of clause (ii) of the preceding sentence, the gain would generally be taxed in the same manner as if you were a U.S. shareholder (as discussed above).

        A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. U.S. real property interests include equity interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT or RIC, or holdings of 5% or less (or, in the case of a REIT, 10% or less) in the stock of a publicly traded U.S. real property holding corporation) and certain participating debt securities. Although there can be no assurance in this regard, we do not expect to be a U.S. real property holding corporation. Even if we are treated as a U.S. real property

44

holding corporation, gain on the disposition of our stock would generally not be subject to tax under clause (ii) of the preceding paragraph if we are "domestically controlled" at the time of such disposition (which would require that less than 50% by value of our outstanding stock have been held directly or indirectly by foreign persons at all times during the period described in clause (ii)). Although there can be no assurance in this regard, we expect that we will be "domestically controlled."

        Withholding is generally required at a rate of 30% on dividends in respect of, and after December 31, 2018, on gross proceeds from the sale of, the Fund's shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which the Fund's shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, the Fund's shares held by an investor that is a non-financial non-U.S. entity will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which the Fund or applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund's shares.

        Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund's shares.

        The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE DISCUSSION SET FORTH ABOVE IS SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.

 NET ASSET VALUE

        The Fund determines the net asset value of its common shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time). The Fund determines net asset value per common share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all of the Fund's liabilities (including outstanding borrowings and accrued interest thereon, accrued expenses and distributions payable) and less the liquidation preference of fund preferred shares outstanding, if any, by the total number of common shares outstanding.

45

        Determinations of the net asset value of the Fund's common shares are made in accordance with generally accepted accounting principles. The Fund values portfolio securities, including shares of REITs, for which market quotations are readily available at market values as indicated by the last sale prices reflected on the consolidated tape of the exchange that represents the principal market for such securities. If there has been no sale on a particular day for which the Fund determines its net asset value, securities are valued at the mean of the last available bid and asked prices on that day. If no bid or asked prices are quoted on such day then securities will be valued by such method as the Board shall determine in good faith to reflect their fair value. The Fund normally values securities traded primarily on the NASDAQ Stock Market, or NASDAQ, at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); and in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service, when our Board believes such prices reflect fair value.

        The Fund values fixed income securities maturing within 60 days on the amortized cost basis unless amortized cost does not reflect fair value. Depending on the applicable interest rate environment, any swap transaction that the Fund enters may have either a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be the Fund's assets and accrued payments by the Fund will be the Fund's liabilities.

        Any of the Fund's investment securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of the Board. As a general principle, the fair value of an asset should reflect the amount that the Fund might reasonably expect to receive for the asset from the current sale of that asset in an orderly arms'-length transaction, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

        Also, the Fund may consider available securities pricing to be unreliable if significant market or other events occur after a market close; and, when closing market prices or market quotations are considered to be unreliable, the Fund values securities by a method the Board believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures and, when the issuer of the security being fair valued has other securities outstanding, the market value of such other securities. The effect of using fair value pricing is that the Fund's common shares' net asset value will be subject to the judgment of the Board, or the Fund's officers or officers of the Advisor to whom the Board has delegated the day to day responsibility of fair valuing securities, instead of being determined by the market.

        To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or net asset value, the prices of such securities are adjusted

46

to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's Board.

        When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post-closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

BENEFICIAL OWNERS

        Unless otherwise indicated, the information set forth below is as of June 30, 2017. To the Fund's knowledge, no person beneficially owned more than 5% of the Fund's outstanding common or preferred shares, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned 1% or more of the outstanding common shares of the Fund, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned any of its preferred shares. Collectively, to the Fund's knowledge, the officers and Trustees of the Fund beneficially own, as a group, in the aggregate, 704,338 common shares (not including any fractional shares which may be beneficially owned by an officer or Trustee) of the Fund, representing approximately 9.21% of the Fund's outstanding common shares. Unless otherwise indicated below, to the Fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person. Share amounts listed below do not include fractional share amounts.

Title of Share Class	Name and Address of Beneficial Owner(s)	Amount of Shares and Nature of Ownership	Percent of Class	See Note
Common Shares	Barry M. Portnoy	579,696	7.58%	(1)(2)(3)
Common Shares	Mariner Investment Group, LLC	445,872	5.83%	(4)
Common Shares	Adam D. Portnoy	145,647	1.90%	(1)(3)(5)
Common Shares	Mark L. Kleifges	7,709	*	(1)
Common Shares	John L. Harrington	6,548	*	(1)
Common Shares	Fernando Diaz	1,073	*	(1)
Common Shares	Jeffrey P. Somers	876	*	(1)
Common Shares	Joseph L. Morea	500	*	(1)
Preferred Shares	Royal Bank of Canada	547	82.01%	(6)

*
Less than 1%.

(1)
The address of each of Messrs. Barry Portnoy, Adam Portnoy, Kleifges, Harrington, Diaz, Somers and Morea is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Messrs. Barry Portnoy, Adam Portnoy, Harrington, Somers and Morea are Trustees of the Fund. Mr. Diaz is the President and Senior Portfolio Manager of the Fund. Mr. Kleifges is the Treasurer and Chief Financial Officer of the Fund.

47

(2)
Includes 541,985 common shares owned directly by Mr. Barry Portnoy and an additional 37,711 common shares directly owned by ABP Trust. See Note (3). Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(3)
ABP Trust is the direct record and beneficial owner of 37,711 common shares. Messrs. Barry and Adam Portnoy, in their respective capacities as holders of shares of beneficial interest in ABP Trust, may also be deemed to beneficially own (and have shared voting and dispositive power over) the common shares beneficially owned by ABP Trust. Voting and investment power with respect to the common shares owned by ABP Trust may be deemed to be shared by Mr. Barry Portnoy as Chairman, holder of the majority of the shares of beneficial interest in and a trustee of ABP Trust, and Mr. Adam Portnoy as the President and Chief Executive Officer, a holder of shares of beneficial interest in and a trustee of ABP Trust.

(4)
Information based on a Schedule 13D, dated July 17, 2015, filed by Mariner Investment Group, LLC ("Mariner") with the SEC on July 27, 2015. According to this Schedule 13D, Mariner has sole voting and dispositive power over 445,872 common shares. The address of Mariner is 500 Mamaroneck Avenue, 4th Floor, Harrison, NY 10528.

(5)
Includes 107,936 common shares owned directly by Mr. Adam Portnoy and an additional 37,711 common shares directly owned by ABP Trust. See Note (3). Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(6)
Information based on the Schedule 13G/A, dated December 31, 2016, filed jointly by the Royal Bank of Canada and RBC Capital Markets, LLC with the SEC on February 8, 2017, the Schedule 13G/A, dated January 31, 2017, filed jointly by the Royal Bank of Canada and RBC Capital Markets, LLC with the SEC on February 8, 2017, the Schedule 13G/A, dated February 28, 2017, filed jointly by the Royal Bank of Canada and RBC Capital Markets, LLC with the SEC on March 7, 2017 and the Schedule 13G/A, dated May 31, 2017, filed jointly by the Royal Bank of Canada and RBC Capital Markets, LLC with the SEC on June 9, 2017. According to these Schedule 13G/A filings, the Royal Bank of Canada and RBC Capital Markets, LLC share dispositive and voting power over 47 shares of the Fund's Series M Preferred Shares (73.4% of Series M), 391 shares of the Fund's Series T Preferred Shares (89.27% of Series T), 25 shares of the Fund's Series W Preferred Shares (53.20% of Series W), 61 shares of the Fund's Series Th Preferred Shares (67.03% of Series Th) and 23 shares of the Fund's Series F Preferred Shares (85.19% of Series F) as of January 31, 2017.

        The Declaration of Trust and Bylaws of the Fund generally provide that no person or group of persons, other than an excepted person or group (as approved by the Fund's Board or as stated in the Fund's Declaration of Trust or Bylaws), may beneficially own in excess of 9.8% of (i) any class or series of shares of the Fund, or (ii) the aggregate of all the outstanding classes and series of shares of the Fund. The Fund's Board intends to strictly enforce these provisions of the Fund's Declaration of Trust and Bylaws by utilizing, when necessary, the remedies available in the Fund's Declaration of Trust and Bylaws for violations of these provisions of the Fund's Declaration of Trust and Bylaws, although in certain instances it may grant exceptions to this ownership limitation in accordance with the provisions of the Fund's Declaration of Trust and Bylaws when it determines that doing so would be in the best interests of the Fund and its shareholders. The Fund has granted Royal Bank of Canada and its affiliates, limited exceptions to the ownership limitation with respect to their beneficial ownership of common or preferred shares (as applicable) of the Fund. For more information about these ownership limitations, please refer to the full text of the Fund's Declaration of Trust and Bylaws, which are available by accessing the Fund's filings with the SEC on the SEC's website (www.sec.gov) or by contacting our Investor Relations Group at (866) 790-8165.

48

 GENERAL INFORMATION

Book-Entry-Only Issuance

        The Depository Trust Company ("DTC") will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

        DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

        Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

        DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

        Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility

49

of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

        DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Policies

        The Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by the Fund. The Fund's policies and procedures are implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the Fund's Board that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Fund's shareholders will not be supported.

        Proxies solicited by issuers whose securities are held by the Fund will be voted solely in the interests of the shareholders of the Fund. Any conflict of interest will be resolved in the way that will most benefit the Fund and its shareholders. The Advisor shall not vote proxies for the Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the Fund's Board. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board and the Advisor will follow the instructions of the Board.

        Information regarding how the Advisor voted the proxies received by the Fund during the 12-month period ended June 30th is available (i) without charge, on request, by calling the Fund at (617) 332-9530, or (ii) by visiting the SEC's website at www.sec.gov and accessing the Fund's Form N-PX.

Code of Ethics

        The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Financial Statements

        The audited financial statements included in the annual report to the Fund's shareholders for the year ended December 31, 2016, together with the report of Ernst & Young, LLP thereon, are incorporated herein by reference to the Fund's annual report to shareholders.

        All other portions of the annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

50

 APPENDIX A

RMR FUNDS

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.
Purpose.    The purpose of this document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trusts and any other investment company then advised by the Trusts' investment advisor. These policies and procedures are to be implemented by the investment advisor or sub-advisor, if any, (the "Advisor") to the Trusts.

2.
Definition of Proxy.    A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter

3.
Policy for Voting Proxies.

(a)
Fiduciary Considerations.    Proxies are voted solely in the interests of the shareholders of the Trusts. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)
Management Recommendations.    Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.

  The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trusts' shareholders.

4.
Conflicts of Interest.    The Trusts recognize that under certain circumstances their Advisor may have a conflict of interest in voting proxies on behalf of the Trusts. Such circumstances may include, but are not limited to, situations where the Advisor or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Advisor shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of Trusts, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Advisor's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Advisor shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Advisor's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Advisor may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Trustees and the Advisor shall follow the instructions of the Board of Trustees. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Trustees on a quarterly basis.

5.
Proxy Manager Approval.    Votes are subject to approval by the proxy manager, the Trust's treasurer or the Trust's portfolio manager. The Trust's President or his delegatee shall be the proxy manager.

51

6.
Proxy Voting Procedures.    Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

7.
Report to the Board.    On a quarterly basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

52

PART C
OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

        The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of "materiality" that are different from "materiality" under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

        The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

1.
Financial Statements

  Part A

  None

  Part B

  Statement of Assets and Liabilities as of December 31, 2016

  Statement of Operations for the Year Ended December 31, 2016

  Statement of Changes in Net Assets for the Year Ended December 31, 2016

  Statement of Cash Flows For the Year Ended December 31, 2016

  Report of Independent Registered Public Accounting Firm

2.
Exhibits

(a)
(i)   Agreement and Declaration of Trust of Registrant(1)

(ii)
Statement of Preferences for                Cumulative Preferred Shares*

(b)
By-Laws of Registrant(1)

(c)
Not applicable

(d)
(i)   Form of Subscription Certificate for Common Shares*

(ii)
Form of Subscription Certificate for [        ]% Series        Cumulative Preferred Shares*

(iii)
Form of Subscription Certificate Shares for Common Shares and [        ]% Series        Cumulative Preferred Shares*

(e)
Dividend Reinvestment Plan of Registrant(2)

(f)
Not applicable

(g)
Investment Advisory Agreement between Registrant and RMR Advisors LLC**

(h)
(i)   Form of Underwriting Agreement*

    (ii)
    Form of Dealer Manager Agreement*

  (i)
  Not applicable

  (j)
  Custodian Agreement between the Registrant and State Street Bank & Trust Company(3)

  (k)
  (i)   Form of Transfer Agency Services Agreement between the Registrant and Wells Fargo Bank, N.A.(3)

  (ii)
  Form of Administration Agreement between the Registrant and RMR Advisors LLC(1)

  (iii)
  Form of Subadministration Agreement between RMR Advisors LLC and State Street Bank & Trust Company(3)

  (iv)
  Form of DTC Letter of Representations(4)

  (v)
  Form of Auction Agency Agreement with The Bank of New York Mellon with respect to Registrant's Preferred Shares(4)

  (vi)
  Form of Broker-Dealer Agreement with respect to Registrant's Preferred Shares(4)

  (vii)
  Form of Rights Agent Agreement*

  (viii)
  Form of Information Agent Agreement*

  (l)
  Opinion and Consent of Venable LLP with respect to legality**

  (m)
  Not applicable

  (n)
  Consent of Independent Registered Public Accounting Firm**

  (o)
  Not applicable

  (p)
  Not applicable

  (q)
  Not applicable

  (r)
  Joint Code of Ethics of the Fund and the Advisor(1)

  (s)
  Powers of Attorney(1)

(1)
Incorporated by reference to the Registrant's Registration Statement on Form N-2, File No. 333-218384, as filed with the Commission on May 31, 2017.

(2)
Included in Prospectus.

(3)
Incorporated by reference to the Registrant's Registration Statement on Form N-2, File No. 811-22260, as filed with the Commission on March 30, 2009.

(4)
Incorporated by reference to the Registrant's Registration Statement on Form N-14, File No. 333-175902, as filed with the Commission on October 24, 2011.

*
To be filed by Amendment.

**
Filed herewith.

Item 26.    Marketing Arrangements

        The information contained under the heading "Plan of Distribution" on page 117 of the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27.    Other Expenses of Issuance and Distribution

        The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$11,590
NYSE American listing fee	$15,000
Printing/engraving expenses	$225,000
Auditing fees and expenses	$41,000
Legal fees and expenses	$250,000
FINRA fees	$15,500
Miscellaneous	$41,910

Total	$600,000

Item 28.    Persons Controlled by or Under Common Control with Registrant

        None.

Item 29.    Number of Holders of Securities as of April 30, 2017:

Class of Shares	Number of Record Holders
Common Shares	21
Preferred Shares	2

Item 30.    Indemnification

  Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

        Section 8.1    Generally.    The duties of the Trustees shall be as provided by this Declaration. Each Trustee shall exercise such rights and powers vested in the Trustees by the Act, this Declaration and the Bylaws in good faith, in a manner that the Trustee reasonably believes to be in the best interests of the Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. A Trustee's act, or failure to act, shall be presumed to satisfy the standards set forth in the preceding sentence. No Trustee shall have or be deemed to have any fiduciary or other duty to the Trust, any Shareholder, any Trustee, or any other person, except for such duties expressly provided by this Declaration or in the 1940 Act. The provisions of this Declaration, to the extent that they restrict or otherwise limit the duties and liabilities of the Trustees otherwise existing under applicable law are agreed by the parties hereto to replace such other duties and liabilities of the Trustees.

        Section 8.2    Limitation of Trustee Liability.    The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser, sub-adviser, manager or underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. To the maximum extent permitted by Maryland law in effect from time to time permits the limitation of the liability of trustees and officers of a statutory trust, no present or former Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Nothing herein contained shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the conduct of his or her required duties. Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

        Section 8.3    Indemnification of Shareholders.    In the event that any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be indemnified by the Trust out of the Trust's property against all loss and expense arising from such liability.

        Section 8.4    Indemnification of Trustees, Officers etc.    To the maximum extent permitted by Maryland law in effect from time to time, the Trust may indemnify a Trustee or officer (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII.

        Section 8.5    Indemnification Not Exclusive.    The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law.

        Section 8.6    Transactions Between the Trust and its Trustees, Officers, Employees and Agents.    (a) Subject to any express restrictions adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind, whether or not any of its Trustees, officers, employees or agents has a financial interest in such transaction, with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust or in which a Trustee, officer, employee or agent of the Trust has a material financial interest. To the extent permitted by applicable law, a contract or other transaction between the Trust and any Trustee or between the Trust and RMR Advisors LLC, or any other corporation, trust, firm, or other entity in which any Trustee is a director or trustee or has a material financial interest shall not be void or voidable if:

    (i)
    The fact of the common directorship, trusteeship or interest is disclosed or known to the Trustees or a proper committee thereof, and the Trustees or such committee authorizes,

      approves or ratifies the contract or transaction by the affirmative vote of a majority of disinterested Trustees, even if the disinterested Trustees constitute less than a quorum; or

    (ii)
    The contract or transaction is authorized, approved, or ratified by a majority of Shares voted or, if applicable law does not permit approval by a percentage of Shares voted, the vote required shall be a majority (or the least amount legally permitted if higher than the majority) of Shares outstanding and entitled to vote; or

    (iii)
    The contract or transaction is fair and reasonable to the Trust.

  (b)
  Whether or not they may be legally entitled to vote on the matters described in this Section 8.5, interested Trustees or the Shares owned by them or by an interested corporation, trust, firm or other entity may be counted in determining the presence of a quorum at a meeting of the Trustees or a committee thereof or at a meeting of the Shareholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

  (c)
  The failure of a contract or other transaction between the Trust and any Trustee or between the Trust and RMR Advisors LLC or any other corporation, trust, firm, or other entity in which any Trustee is a director or trustee or has a material financial interest to satisfy the criteria set forth in Section 8.6(a) shall not create any presumption that such contract or other transaction is void, voidable or otherwise invalid, and any such contract or other transaction shall be valid to the fullest extent permitted by applicable law.

        Section 8.7    General Corporation Law.    To the fullest extent permitted by applicable law, the establishment of Trustees limitation of liability as set forth in Section 8.2 and the providing of indemnity or contracting with related parties described in this Article VIII in accordance with terms and procedures not materially less favorable to the Trust than the maximum discretion and maximum indemnification permitted by the Maryland General Corporation Law (as in effect at the time such provision was adopted or such contract or transaction was entered into or as it may thereafter be in effect) shall be deemed to have satisfied the criteria set forth in this Article VIII; but nothing herein is intended to require that the terms and procedures established by the Maryland General Corporation Law shall be required to limit liability, to provide indemnification or for contracting as set forth in this Article VIII.

        Section 8.8    Right of Trustees, Officers, Employees and Agents to Own Shares or Other Property and to Engage in Other Business.    Subject to any restrictions which may be adopted by the Trustees in the Bylaws or otherwise, any Trustee or officer, employee or agent of the Trust may acquire, own, hold and dispose of Shares in the Trust, for his or her individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he or she were not a Trustee or officer, employee or agent of the Trust. Any Trustee or officer, employee or agent of the Trust may, in his or her personal capacity or in the capacity of trustee, officer, director, stockholder, partner, member, advisor or employee of any Person or otherwise, have business interests and engage in business activities similar to or in addition to those relating to the Trust, which interests and activities may be similar to and competitive with those of the Trust and may include the investing in securities of real estate or other companies or in other interests in Persons engaged in real estate or other businesses. Each Trustee, officer, employee and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him or her in any capacity other than solely as Trustee, officer, employee or agent of the Trust even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust. Any Trustee or officer, employee or agent of the Trust may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee of, or otherwise have a direct or indirect interest in: (a) any Person who may be engaged to render advice or services to the Trust, (b) any Person in which the Trust has invested or may invest, (c) any Person from which the Trust has purchased or may purchase securities or other property and (d) any Person to which the Trust has sold or may sell securities or other property; and such Trustee, officer, employee or agent of the Trust may receive compensation from such other Person as well as compensation as Trustee, officer, employee or agent or otherwise hereunder. None of these activities shall be deemed to conflict with his or her duties and powers as Trustee or officer, employee or agent of the Trust.

        Section 8.9    Indemnification of the Trust.    To the fullest extent permitted by law, each Shareholder will be liable to the Trust for, and indemnify and hold harmless the Trust (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys' and other professional fees, whether third party or internal, arising from such Shareholder's breach or failure to fully comply with any covenant, condition or provision of this Declaration or the Bylaws or any action against the Trust in which such Shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of the Trust's highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.

        Section 8.10    Trustees, Shareholders, etc. Not Personally Liable; Notice.    All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of Shares shall look only to the assets of the Trust or the assets of that particular series or class of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

        Section 8.11    Trustees and Officers Good Faith Action, Expert Advice, No Bond or Surety.    The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees or officers may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and officers shall not be required to give any bond as such, nor any surety if a bond is required.

        Section 8.12    Liability of Third Persons Dealing with Trustees.    No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

  Section 3 of the Registrant's Investment Advisory Agreement provides as follows:

        3.     Standard of Care. The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services. The Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except those involving the Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under this Agreement.

  Section 3 of the Registrant's Administration Agreement provides as follows:

        3.     Limitation of Liability of the Administrator, Indemnification. (a) The Administrator shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by the Administrator in the performance of its duties hereunder. Nothing herein contained shall be construed to protect the Administrator against any liability to the Fund, its shareholders, the Fund's investment advisor or sub-advisor to which the Administrator shall otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reckless disregard of its obligations and duties hereunder; provided, however, that in no event shall the Administrator be subject to liability for any act or omission of any sub-administrator pursuant to a sub-administration agreement, as set forth in section 1(b), except to the extent the Administrator has failed to exercise due care in monitoring and overseeing the performance by the sub-administrator of its obligations.

  (b)
  The Administrator may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund, at the expense of the Fund, and with respect to the application of generally accepted accounting principles or federal tax accounting principles, apply for and obtain the advice and opinion of the independent auditors of the Fund, at the expense of the Fund. The Administrator shall be fully protected with respect to any action taken or omitted by it in good faith in conformity with such advice or opinion.

  (c)
  As used in this Section 3, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and directors, officers, agents and employees of the Administrator and such affiliates.

  Other

        Underwriter indemnification provisions to be filed by Amendment.

        The Registrant has entered into indemnification agreements with its Trustees and officers providing that the Registrant will indemnify such Trustees and officers to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

        The Advisor, a limited liability company organized under the laws of the State of Maryland, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Advisor filed with the SEC pursuant to the 1940 Act (Commission File No. 801-62519).

Item 32.    Location of Accounts and Records

        The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, the Advisor/Administrator, and the Custodian/Sub-Administrator. The address of each is as follows:

    Registrant:

      RMR Real Estate Income Fund
      Two Newton Place
      255 Washington Street, Suite 300
      Newton, Massachusetts 02458

    Advisor/Administrator:

      RMR Advisors LLC
      Two Newton Place
      255 Washington Street, Suite 300
      Newton, Massachusetts 02458

    Custodian/Sub-Administrator:

      State Street Bank & Trust Company
      One Lincoln Street
      Boston, Massachusetts 02111

Item 33.    Management Services

        Not applicable.

Item 34.    Undertakings

1.
Registrant undertakes to suspend the offering of shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from the later of its net asset value as of the effective date of the Registration Statement or the filing of a prospectus supplement pursuant to Rule 497, under the Securities Act, setting forth the terms of the offering or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.
Not applicable.

3.
If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

4.
Registrant undertakes:

(a)
to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)
to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)
to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

    (3)
    to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

  (b)
  that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

  (c)
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

  (d)
  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  (e)
  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

        The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

  (1)
  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

  (2)
  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

  (3)
  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.
Registrant undertakes:

(a)
that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective; and

(b)
that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.
Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, and Commonwealth of Massachusetts, on the 27th day of July, 2017.

RMR REAL ESTATE INCOME FUND
By:	/s/ FERNANDO DIAZ
Fernando Diaz
President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 27th day of July, 2017.

NAME	TITLE

/s/ FERNANDO DIAZ Fernando Diaz	President (Principal Executive Officer)
/s/ MARK L. KLEIFGES Mark L. Kleifges	Treasurer (Principal Financial and Accounting Officer)
* Barry M. Portnoy	Trustee
* Adam D. Portnoy	Trustee
* Jeffrey P. Somers	Trustee
* John L. Harrington	Trustee
* Joseph L. Morea	Trustee
/s/ FERNANDO DIAZ Fernando Diaz	Attorney-in-Fact

*
Pursuant to Powers of Attorney

 EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Ex-99(l)	Opinion and Consent of Venable LLP with respect to legality
Ex-99(n)	Consent of Independent Registered Public Accounting Firm